                    NATIONS CALIFORNIA MUNICIPAL BOND FUND
 One Bank of America Plaza, 33/rd/ Floor Charlotte, North Carolina 28255-0001

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Nations California Municipal Bond Fund (the "Acquired Fund"), a series of Nations Funds Trust, into Columbia California Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust V, at a special meeting of shareholders of the Acquired Fund to be held on September 16, 2005.

   The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisors, Inc. ("Columbia Management"), the investment adviser to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger be approved and other conditions to the merger be satisfied, your current investment in the Acquired Fund will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Investor A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, and Primary A shareholders of the Acquired Fund will receive Class Z shares of the Acquiring
Fund). More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                   Sincerely,

                                                   Christopher L. Wilson
                                                   President and Chief
                                                     Executive Officer Nations
                                                     Funds Trust

July 18, 2005

   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 16, 2005

                    NATIONS CALIFORNIA MUNICIPAL BOND FUND
                        A Series of Nations Funds Trust

                    One Bank of America Plaza, 33/rd/ Floor
                     Charlotte, North Carolina 28255-0001
                                1-866-348-1468

To the shareholders of Nations California Municipal Bond Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Nations California Municipal Bond Fund (the "Acquired Fund") will be held at 10:00 a.m. Eastern time on September 16, 2005, at the offices of Columbia Management Advisors, Inc., One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia California Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust V, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on June 28, 2005, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                                   By Order of the Board of
                                                     Trustees,

                                                   R. Scott Henderson, Secretary

July 18, 2005

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                                                 Filed pursuant to Rule 497(b).
                                                           File no. 333-125495.
                          PROSPECTUS/PROXY STATEMENT
                                 July 1, 2005

                 Acquisition of the Assets and Liabilities of

                    NATIONS CALIFORNIA MUNICIPAL BOND FUND

                            c/o Nations Funds Trust
                    One Bank of America Plaza, 33/rd/ Floor
                     Charlotte, North Carolina 28255-0001
                                1-866-348-1468

                       by and in Exchange for Shares of

                      COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                          c/o Columbia Funds Trust V
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-866-348-1468

TABLE OF CONTENTS

    I.   Questions and Answers Regarding Approval of the Merger.........   2
    II.  Proposal -- Merger of the Acquired Fund into the Acquiring Fund  12
         The Proposal...................................................  12
         Principal Investment Risks.....................................  12
         Information about the Merger...................................  13
    III. General........................................................  19
         Voting Information.............................................  19
         Information about Proxies and the Conduct of the Meeting.......  19
    Appendix A -- Form of Agreement and Plan of Reorganization.......... A-1
    Appendix B -- Fund Information...................................... B-1
    Appendix C -- Capitalization........................................ C-1
    Appendix D -- Information Applicable to the Acquiring Fund.......... D-1
    Appendix E -- Financial Highlights for the Acquiring Fund........... E-1
    Appendix F -- Comparison of Organizational Documents................ F-1

   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 18, 2005.

   This Prospectus/Proxy Statement contains information a shareholder should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of June 1, 2005, with respect to the proposed acquisition of Nations California Municipal Bond Fund (the "Acquired Fund"), a series of Nations Funds Trust ("Nations Trust"), by Columbia California Tax-Exempt Fund (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), a series of Columbia Funds Trust V ("Trust V" and, together with Nations Trust, each a "Trust" and collectively the "Trusts") (the "Agreement and Plan of Reorganization").

   The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, Inc. ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks as high a level of after-tax total return as is consistent with prudent risk. The Acquiring Fund pursues this objective by pursuing current income exempt from federal income tax and California state personal income tax and by pursuing opportunities for long-term appreciation. Under normal market conditions, the Acquiring Fund invests at least 80% of its total assets in municipal bonds, the interest on which is exempt from federal income tax and California state personal income tax. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Investor A shares of the Acquired Fund would receive Class A shares of the Acquiring Fund, and holders of Primary A shares of the Acquired Fund would receive Class Z shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Statement of Additional Information of the Acquiring Fund dated July 1, 2005, relating to this Prospectus/Proxy Statement.

  . The Prospectuses of the Acquired Fund dated August 1, 2004, as supplemented.

  . The Statement of Additional Information of the Acquired Fund dated August 1, 2004, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2005.

   The Acquired Fund previously has sent its Annual Report to its shareholders. For a free copy of the Acquired Fund's Annual Report or any of the documents listed above, call 1-866-348-1468, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund's Internet site at www.nationsfunds.com. Text-only versions of the Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          I.  QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-866-348-1468.

1. What Merger is being proposed?

   The Board of Trustees of the Acquired Fund (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their

Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place on September 16, 2005, or such other date as the parties may agree.

2. Why is the Merger being proposed?

   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Acquisition, the Trustees also considered that, based on estimated expense ratios, shareholders of each class of the Acquired Fund, after the Merger, are expected to experience operating expense ratios that are lower than (in the case of holders of Investor A, Investor B or Investor C shares) or equal to (in the case of holders of Primary A shares) the net operating expense ratios of such shareholders' current share class.

   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the management fee ratios and the expense ratios of the Funds compare, and what are they estimated to be following the Merger?

   The tables below allow a shareholder to compare the sales charges, the management fee ratios and the expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The shareholder fees presented below for the Acquiring Fund apply both before and after giving effect to the Merger. Sales charges, if applicable, are paid directly by shareholders to the Fund's distributor (Columbia Funds Distributor, Inc. for the Acquiring Fund and BACAP Distributors, LLC for the Acquired Fund). Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (ended March 31, 2005 for the Acquired Fund and ended October 31, 2004 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger, and are based on pro forma combined net assets as of October 31, 2004.

   Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply.

   Based on the expense ratios shown below, the expense ratio of each class of shares of the Acquiring Fund is expected to be equal to or lower than the net expense ratio of each corresponding class of shares of the Acquired Fund.

   If the Merger occurs, Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund's net asset value immediately prior to the closing of the Merger (by approximately $.003 per share based on shares outstanding as of April 29, 2005). Based on the expense ratios shown below, it is projected that, after the Merger, former Acquired Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately six months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees
(paid directly from your investment)

                    Nations California Municipal Bond Fund

                                                                    Investor A   Investor B   Investor C   Primary A
                                                                    ----------   ----------   ----------   ---------
Maximum sales charge (load) imposed on purchases (%)
  (as a percentage of the offering price)..........................    4.75         0.00         0.00        0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of original purchase price and net
  asset value).....................................................    0.00/(1)/    5.00/(2)/    1.00/(3)/   0.00

                              Columbia California
                             Tax-Exempt Fund/(4)/

                                                                          Class A    Class B    Class C
                                                                         -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a percentage
  of the offering price)................................................  4.75       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price and redemption price).................  1.00/(5)/  5.00/(2)/  1.00/(3)/
Redemption fee (%) (as a percentage of amount redeemed, if applicable)..   -- /(6)/   -- /(6)/   -- /(6)/

                              Columbia California
                             Tax-Exempt Fund /(4)/
                             (pro forma combined)

                                                                          Class A    Class B    Class C    Class Z
                                                                         -------    -------    -------    -------
Maximum sales charge (load) on purchases (%) (as a percentage
  of the offering price)................................................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of purchase price and redemption price).................  1.00/(5)/  5.00/(2)/  1.00/(3)/  0.00
Redemption fee (%) (as a percentage of amount redeemed, if applicable)..   -- /(6)/   -- /(6)/   -- /(6)/   -- /(6)/

--------
(1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more in Investor A shares and sell them within eighteen months of buying them.
(2)This charge decreases over time.
(3)This charge applies to investors who buy Investor C shares and sell them within one year of buying them.
(4)A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5)The charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(6)There is a $7.50 charge for wiring sale proceeds to your bank.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

                    Nations California Municipal Bond Fund

                                          Investor A Investor B Investor C Primary A
                                          ---------- ---------- ---------- ---------
Management fee (%)/(1)/..................    0.55       0.55       0.55       0.55
Distribution and service (12b-1) fees (%)    0.25       1.00       1.00       0.00
Other expenses (%).......................    0.11       0.11       0.11       0.11
Total annual fund operating expenses (%).    0.91       1.66       1.66       0.66
Expense waiver/reimbursement (%).........   (0.06)     (0.06)     (0.06)     (0.06)
Net annual fund operating expenses (%)...    0.85       1.60       1.60       0.60

                              Columbia California
                                Tax-Exempt Fund

                                                  Class A Class B  Class C
                                                  ------- ------- -------
   Management fee (%)............................  0.50    0.50    0.50
   Distribution and service (12b-1) fees (%)/(2)/  0.21    0.96    0.96/(3)/
   Other expenses (%)............................  0.16    0.16    0.16
   Total annual fund operating expenses (%)......  0.87    1.62    1.62

                              Columbia California
                                Tax-Exempt Fund
                             (pro forma combined)

                                               Class A Class B  Class C   Class Z
                                               ------- ------- -------    -------
Management fee (%)............................  0.50    0.50    0.50       0.50
Distribution and service (12b-1) fees (%)/(2)/  0.23    0.98    0.98/(3)/  0.00
Other expenses (%)............................  0.10    0.10    0.10       0.10
Total annual fund operating expenses (%)......  0.83    1.58    1.58       0.60

--------
(1)The management fee has been restated to reflect contractual changes to the management fee for the Fund effective December 1, 2004. The administration fee is included in the management fee and has been restated to reflect contractual changes to the administration fee for the Fund effective December 1, 2004.
(2)The annual service fee portion of the distribution and service (12b-1) fee may equal up to 0.10% for net assets attributable to shares issued prior to December 1, 1994 and up to 0.25% for net assets attributable to shares issued thereafter. This arrangement results in service fee rate for all shares that is a blend of the 0.10% and the 0.25% rates.
(3)The Acquiring Fund's distributor has agreed voluntarily to waive a portion of the distribution and service (12b-1) fee for Class C shares. If this waiver were reflected in the table, the distribution and service (12b-1) fee for Class C shares would be 0.66% and 0.68%, and total fund operating expenses would be 1.32% and 1.28%, for the Acquiring Fund and the Acquiring Fund (pro forma combined), respectively. This arrangement may be modified or terminated by the distributor at any time.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The "1 Year" column in the table reflects any fee waivers and expense reimbursements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

  .   Conversion of Class B shares to Class A shares after eight years.

Example Expenses
(actual costs may be higher or lower)

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
  Nations California
  Municipal Bond Fund
  -------------------
  Investor A                                   $ 558   $746    $ 949   $1536
  Investor B: did not sell shares              $ 163   $518    $ 897   $1760
              sold all shares at end of period $ 663   $818    $1097   $1760
  Investor C: did not sell shares              $ 163   $518    $ 897   $1960
              sold all shares at end of period $ 263   $518    $ 897   $1960
  Primary A                                    $  61   $205    $ 362   $ 817

  Columbia California
  Tax-Exempt Fund
  -------------------
  Class A                                      $560    $739    $ 934   $1497
  Class B:    did not sell shares              $ 165   $511    $ 881   $1721
              sold all shares at end of period $ 665   $811    $1081   $1721
  Class C:    did not sell shares              $ 165   $511    $ 881   $1922
              sold all shares at end of period $ 265   $511    $ 881   $1922


   Columbia California
   Tax-Exempt Fund (pro forma combined)      1 Year 3 Years 5 Years 10 Years
   ------------------------------------      ------ ------- ------- --------
   Class A                                   $556    $727    $ 914   $1452
   Class B: did not sell shares              $ 161   $499    $ 860   $1677
            sold all shares at end of period $ 661   $799    $1060   $1677
   Class C: did not sell shares              $ 161   $499    $ 860   $1878
            sold all shares at end of period $ 261   $499    $ 860   $1878
   Class Z                                   $  61   $192    $ 335   $ 750

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   Please see Appendix D for information relating to supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and policies of the Funds compare?

   The table below shows the investment goals and principal investment strategies of each Fund:

                            Nations California                                Columbia California
                            Municipal Bond Fund                                 Tax-Exempt Fund
                              (Acquired Fund)                                  (Acquiring Fund)
                            -------------------                               -------------------
Investment   The Acquired Fund seeks as high a level of         The Acquiring Fund seeks as high a level of
Goal(s)/     current interest income free of federal income     after-tax total return as is consistent with
Objective(s) tax and California state individual income tax     prudent risk.
             as is consistent with prudent investment
             management and preservation of capital.

Principal    .Under normal circumstances, the                   .The Acquiring Fund seeks to achieve its
Investment     Acquired Fund will invest at least 80% of          investment goal by pursuing current
Strategies     its assets in securities that pay interest         income exempt from federal income tax
               exempt from federal income tax and                 and California personal income tax and by
               California individual income tax. The              pursuing opportunities for long-term
               Acquired Fund also normally invests at             appreciation. Under normal market
               least 80% of its assets in investment grade        conditions, the Acquiring Fund invests at
               municipal securities.                              least 80% of its total assets in municipal
                                                                  bonds, the interest on which is exempt
             .The Acquired Fund may invest up to 20%              from federal income tax and California
               of its assets in debt securities that are          personal income tax. Bonds subject to the
               taxable, including securities that are subject     alternative minimum tax will not be
               to the federal alternative minimum tax.            counted for purposes of the 80% test
                                                                  described above. In selecting municipal
             .The Acquired Fund may invest up to 10%              bonds for the Acquiring Fund, the
               of its total assets in municipal high yield        Acquiring Fund's investment adviser
               debt securities.                                   primarily invests in "investment grade"
                                                                  securities, which are securities rated in the
             .The Acquired Fund also may engage in                four highest categories by Standard &
               repurchase, reverse repurchase and                 Poor's, a division of The McGraw-Hill
               forward purchase agreements. These                 Companies, Inc. ("S&P"), Moody's
               investments generally will be short-term           Investors Service, Inc. ("Moody's"), or
               in nature and primarily are used to seek to        other nationally recognized rating
               enhance returns and to manage liquidity.           agencies, and in unrated securities that the
               In addition, the Acquired Fund may use             adviser believes to be comparable in
               futures, interest rate swaps, total return         quality to investment grade securities.
               swaps, options and other derivative
               instruments to seek to enhance return, to        .The Acquiring Fund also may invest up to
               hedge some of the risks of its investments         25% of its total assets in lower-rated debt
               in fixed income securities or as a                 securities, which are rated below
               substitute for a position in the underlying        investment grade by Moody's, S&P or
               asset.                                             other nationally recognized rating
                                                                  agencies, or comparable unrated
             .The Acquired Fund also may invest in                securities.
               securities that are not part of its principal
               investment strategies, but it will not hold      .The Acquiring Fund may purchase
               more than 10% of its assets in any one             derivative instruments, such as futures,
               type of these securities.                          options, swap contracts and inverse
                                                                  floaters, to gain or reduce exposure to
                                                                  particular securities or segments of the
                                                                  municipal bond markets. The Acquiring
                                                                  Fund may use derivatives for both hedging
                                                                  and non-hedging purposes, such as to

  Nations California                     Columbia California
  Municipal Bond Fund                      Tax-Exempt Fund
    (Acquired Fund)                       (Acquiring Fund)
  -------------------                    -------------------
                        adjust the Acquiring Fund's sensitivity to changes
                        in interest rates, or to offset a potential loss in one
                        position by establishing an opposite position. The
                        Acquiring Fund typically uses derivatives in an
                        effort to achieve more efficiently economic
                        exposures similar to those it could have achieved
                        through the purchase and sale of municipal
                        securities.

   The following highlights the differences in the Funds' investment policies and restrictions. For purposes of this discussion, a "fundamental" investment policy or restriction is one that may not be changed without a shareholder vote. As described in detail below, certain fundamental policies of the Acquiring Fund are proposed to be amended or eliminated.

  . As a matter of fundamental policy, the Acquiring Fund may own real estate only if it is acquired as a result of owning securities and only in an amount not exceeding 5% of its total assets. As a matter of fundamental policy, the Acquired Fund may not purchase or sell real estate, except that the Acquired Fund may purchase securities of issuers which deal or invest in real estate, and may purchase securities which are secured by real estate or interests in real estate.

  . As a matter of fundamental policy, the Acquiring Fund may purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets. As a matter of fundamental policy, the Acquired Fund may not purchase or sell commodities, except that the Acquired Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts.

  . As a matter of fundamental policy, the Acquiring Fund may underwrite securities issued by others only when disposing of portfolio securities. As a matter of fundamental policy, the Acquired Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Acquired Fund's ability to invest in securities issued by other registered management investment companies.

  . As a matter of fundamental policy, the Acquiring Fund may make loans (a) through the lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Acquiring Fund's total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. As a matter of fundamental policy, the Acquired Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Acquired Fund.

  . The Acquiring Fund may not purchase securities on margin, but may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions. The Acquired Fund has no similar policy.

  . The Acquiring Fund may not have a short securities position, unless it owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities. The Acquired Fund has a similar policy with respect to short positions, but also may have a short securities position if it segregates assets in an amount at least equal to the underlying security or asset.

   In addition to the non-fundamental investment policies and restrictions discussed above, the Acquired Fund is subject to certain other non-fundamental policies to which the Acquiring Fund is not subject. The Acquired Fund:

    (1)may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future;

    (2)may not, if it is purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from
       Section 12(d)(1)(G), purchase shares of a related registered open-end investment company in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act;

    (3)may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) other purposes if, as a result, no more than 5% of its net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts;

    (4)may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of its total assets, provided that such loans of portfolio securities are fully collateralized based on values that are marked to market daily;

    (5)may not make investments for the purpose of exercising control of management (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in those countries will not be deemed the making of investments for the purpose of exercising control); and

    (6)may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of its total assets would be invested in the securities of that issuer and, with respect to 50% of its total assets, more than 5% of its assets would be invested in the securities of that issuer.

   The above comparisons reflect the current investment policies of the Acquiring Fund and the Acquired Fund. However, the shareholders of record of the Acquiring Fund on June 28, 2005 currently are scheduled to vote on changes to the fundamental investment policies for the Acquiring Fund at a meeting of shareholders scheduled to be held on September 16, 2005. If all of the proposed changes to the Acquiring Fund's fundamental investment policies were approved, the differences in fundamental investment policies would be as follows:

  . As a matter of fundamental policy, the Acquiring Fund would not be able to purchase or to sell real estate, except that the Acquiring Fund (i) could purchase securities of issuers that deal or invest in real estate,
      (ii) could purchase securities that are secured by real estate or interests in real estate and (iii) could hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities that are secured by real estate or interests therein. The Acquired Fund has a generally similar fundamental investment restriction, except that it may not hold and dispose of real estate or real estate interests as described in clause (iii) in the immediately preceding sentence.

  . As a matter of fundamental policy, the Acquiring Fund would not be able to purchase or to sell commodities, except that the Acquiring Fund could, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or that invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation would not apply to foreign currency transactions, including without limitation forward currency contracts. The Acquired Fund has a generally similar fundamental investment restriction.

  . As a matter of fundamental policy, the Acquiring Fund would not be able to underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either (a) in connection with the disposition of a portfolio security or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction would not limit the Acquiring
      Fund's ability to invest in securities issued by other registered investment companies. The Acquired Fund has a generally similar fundamental investment restriction.

  . As a matter of fundamental policy, the Acquiring Fund would not be able to make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

   For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?

   If the Merger occurs, holders of Investor A, Investor B, Investor C and Primary A shares of the Acquired Fund will receive Class A, Class B, Class C and Class Z shares, respectively, of the Acquiring Fund. It is expected that, in connection with the consolidation of certain service providers to the Columbia Funds and the Nations Funds prior to the Merger, the procedures for purchasing and redeeming shares of the Columbia Funds and the Nations Funds will be aligned through modification of the current procedures of both complexes. Accordingly, although changes to such procedures are anticipated, the Merger will not itself result in any changes to such procedures.

   For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies, see Appendix D.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income any, net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Acquisition (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   Columbia Management, the Acquiring Fund and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

   The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund in each Merger to the lesser of (i) the anticipated reductions in expenses borne by that Fund over the first year following the Merger and (ii) 75% of the initial allocation to that Fund. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund and the Acquiring Fund are approximately $49,928 and $46,362 (approximately $.0015 per share based on shares outstanding as of April 29, 2005), respectively, assuming completion of the Merger. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Who is eligible to vote?

   Shareholders of record on June 28, 2005 are entitled to attend and to vote at the Meeting or any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on this proposal. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

9. Why is the Acquiring Fund expected to be reorganized following the Merger?

   At a meeting held on May 10-11, 2005, the Trustees, including all Trustees who are not "interested persons" of the Acquiring Fund (as defined in section 2(a)(19) of the 1940 Act) (each, for purposes of this question 9, an "Independent Trustee"), unanimously approved the reorganization of the surviving open-end retail funds managed by Columbia Management (the "Columbia Funds"), including the Acquiring Fund, as series of an existing Massachusetts business trust, Columbia Funds Trust IX (the "Trust Reorganization"). In the Trust Reorganization, the Acquiring Fund will be reorganized into a newly created series of Columbia Funds Trust IX. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.

   Consummation of the Trust Reorganization with respect to the Acquiring Fund is expected to occur immediately following completion of the Merger. The Merger is not conditioned on the completion of the Trust Reorganization. Shareholders of the Acquired Fund are not being asked to approve the Trust Reorganization.

   Please refer to Appendix F for a comparison of the significant differences between the organizational documents that apply to the Acquired Fund, the Acquiring Fund and Columbia Funds Trust IX.

     II.  PROPOSAL -- MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to interest rate risk, credit risk, derivatives risk, the risks associated with nondiversification and the risks associated with a single-state investment focus.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Funds receive from them but will affect the value of the Funds' shares. Interest rate risk is generally greater for bonds with longer maturities.

   Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Funds to lose more money than they would have had they invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Funds to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Funds' potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Funds' derivative positions at times when the Funds might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Funds may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   As a non-diversified mutual fund, each Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. Each Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

   Because of the single-state focus of each of the Funds according to which each of the Funds invests primarily in municipal securities of a particular state, the value of each Fund's shares may be more volatile than the value of shares of funds that invest in securities of issuers in a number of different states.

   For more information about the principal investment risks and other investment risks of the Acquiring Fund, please see Appendix D.

   Shareholders of the Acquired Fund should note that, although the investment goal and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, strategies and policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur on September 16, 2005, or such other date as the parties may agree under the Agreement and Plan of Reorganization. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

  . The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of each the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (currently scheduled to be September 16, 2005), or such other date as the parties may agree.

  . The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

  . After the Merger, the Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

  . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Nations Trust and the Trustees of Trust V.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. Shares may be redeemed at any time prior to the consummation of the Merger.

  Shares that Shareholders Will Receive

   If the Acquisition occurs, shareholders of the Acquired Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund (for example, holders of Investor A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, and holders of Primary A shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund). As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

  . It is expected that, in connection with the consolidation of certain service providers to the Columbia Funds and the Nations Funds prior to the Merger, the procedures for purchasing, redeeming and exchanging shares of the Columbia Funds and the Nations Funds will be aligned through modification of the current procedures of both complexes. Accordingly, although changes to such procedures are anticipated, the Merger will not itself result in any changes to such procedures. Taking into account the modification to the procedures, they will bear the same sales charges (including CDSCs, if any) as the current Acquired Fund shares to the extent such charges apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Acquired Fund shares. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

  . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Nations Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Nations Trust at meetings held on February 15, 2005 and March 31, 2005.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

    1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family and the Nations Funds family by eliminating overlapping funds and clarifying investor choices;

    2. various potential shareholder benefits of the Merger;

    3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

    4. the historical performance of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

    5. the investment objectives and principal investment strategies of the Funds;

    6. that holders of Investor A, Investor B and Investor C shares of the Acquired Fund are expected to experience lower total net operating expense ratios as respective holders of Class A, Class B and Class C shares of the Acquiring Fund after the Merger; and that holders of Primary A shares of the Acquired Fund are expected to experience a total net operating expense ratio identical to that of holders of Class Z shares of the Acquiring Fund after the Merger;

    7. Columbia Management's commitment, until the first anniversary of the Merger, to bear a portion of the Acquiring Fund's expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) will not exceed 0.60% of the Acquiring Fund's average net assets;

    8. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

    9. the potential benefits of the Merger to Columbia and its affiliates (e.g., the benefit of consolidating resources within Columbia Management and BACAP);

    10.various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquiring Fund will be part of a Massachusetts business trust;

    11.the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger;

    12.that Columbia Management, the Acquired Fund and the Acquiring Fund will bear the costs associated with the Merger, such costs to be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Acquired Fund and the Acquiring Fund are both tax-exempt bond funds with the same specific geographic focus. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2004, for Investor A shares of the Acquired Fund and Class A shares of the Acquiring Fund. The bar charts should give you a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                                    [CHART]

              Nations California Municipal Bond Fund (Investor A)

                                 1995     16.50%
                                 1996     03.75%
                                 1997     08.51%
                                 1998     06.54%
                                 1999     -3.70%
                                 2000     12.36%
                                 2001     03.76%
                                 2002     08.08%
                                 2003     04.34%
                                 2004     03.99%


For period shown in bar chart:                 The Acquired Fund's year-to-
Best quarter: 1/st/ quarter 1995, +6.72%       date total return through June 30,
Worst quarter: 2/nd/ quarter 1999, -2.59%      2005 was 2.99%

                                    [CHART]

            Columbia California Tax-Exempt Fund (Class A)

 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
19.51%   3.66%   9.63%   5.97%  -4.29%  15.39%   3.46%   8.58%   5.10%   4.51%



For period shown in bar chart:                 The Acquiring Fund's year-to-
Best quarter: 1/st/ quarter 1995, +8.14%       date total return through June 30,
Worst quarter: 2/nd/ quarter 2004, -2.92%      2005 was 3.46%.

   The following tables list the average annual total return (reflecting applicable sales charges) for each class of shares of the Acquired Fund and the Acquiring Fund for the one-year, five-year and ten-year periods ended December 31, 2004 for Investor A, Investor B, Investor C and Primary A shares of the Acquired Fund and Class A, Class B and Class C shares of the Acquiring Fund. These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Nations California Municipal Bond Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2004

                                                                               10 Years/
                                                                                 Since
                                                                1 Year 5 Years Inception
                                                                ------ ------- ---------
Investor A (%)
   Return before taxes......................................... -0.99   5.42     5.77
   Return after taxes on distributions......................... -1.17   5.32     5.64
   Return after taxes on distributions and sale of fund shares.  0.99   5.28     5.60
Investor B/(1)/ (%)
   Return before taxes......................................... -1.58   5.38     4.21
Investor C/(1)/ (%)
   Return before taxes.........................................  2.25   5.67     4.64
Primary A/(1)/ (%)
   Return before taxes.........................................  4.26   6.72     5.18
   Return after taxes on distributions.........................  4.07   6.62     5.08
   Return after taxes on distributions and sale of fund shares.  4.58   6.47     5.10
Lehman Brothers Municipal Bond Index (%).......................  4.48   7.20     7.06/(2)/

--------
(1)The inception dates of Investor B, Investor C and Primary A shares are July 15, 1998, July 29, 1999 and May 21, 1999, respectively.
(2)The return for the Lehman Brothers Municipal Bond Index Fund shown is from December 31, 1994.

Columbia California Tax-Exempt Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2004

                                                                               10 Years/
                                                                                 Since
                                                                1 Year 5 Years Inception
                                                                ------ ------- ---------
Class A (%)
   Return Before Taxes......................................... -0.45   6.28     6.45
   Return After Taxes on Distributions......................... -1.49   5.57     6.31
   Return After Taxes on Distributions and Sale of Fund Shares.  0.95   5.51     6.22
Class B (%)
   Return Before Taxes......................................... -1.27   6.21     6.18
   Return After Taxes on Distributions......................... -2.23   5.50     6.04
   Return After Taxes on Distributions and Sale of Fund Shares.  0.29   5.36     5.89
Class C/(1)/ (%)
   Return Before Taxes.........................................  3.04   6.84     6.41
   Return After Taxes on Distributions.........................  1.98   6.13     6.27
   Return After Taxes on Distributions and Sale of Fund Shares.  3.14   5.95     6.13
Lehman Index (%)...............................................  4.48   7.20     7.06
Lipper Average (%).............................................  4.34   6.51     6.42

--------
(1)Class C is a newer class of shares. Its performance information includes returns of Class B shares for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer class of shares. Class C shares initially were offered on August 1, 1997.

  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  . the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the Combined Fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

   THE TRUSTEES OF NATIONS TRUST, ON BEHALF OF THE ACQUIRED FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) more than 50% of the Acquired Fund's outstanding shares or (2) 67% or more of the shares present at the Meeting if more than 50% of the outstanding shares of the Acquired Fund are represented at the Meeting in person or by proxy. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III.  GENERAL

Voting Information

   The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 16, 2005, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 18, 2005.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, ALAMO Direct Mail Services, Inc., 280 Oser Avenue, Hauppage, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $6,754.

Voting Process.  You can vote in any one of the following ways:

    a. By mail, by filling out and returning the enclosed Proxy Card;

    b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

    c. In person at the Meeting.

   Shareholders who owned shares on the record date, June 28, 2005, are entitled to vote at the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty-three and one-third percent (33 1/3%) of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Acquiring Fund's principal underwriter, Columbia Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of the Acquired Fund's principal underwriter, BACAP Distributors, LLC, is One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 28, 2005 for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of the Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

          Appendix A -- Form of Agreement and Plan of Reorganization

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2005, is by and among Nations Funds Trust (the "Acquired Trust"), a Delaware statutory trust, on behalf of Nations California Municipal Bond Fund (the "Acquired Fund"), and Columbia Funds Trust V (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Columbia California Tax-Exempt Fund (the "Acquiring Fund") and Columbia Management Advisors, Inc. ("Columbia").

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to its Investor A shares of beneficial interest in exchange for Class A shares of beneficial interest of the Acquiring Fund ("Class A Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Investor B shares of beneficial interest in exchange for Class B shares of beneficial interest of the Acquiring Fund ("Class B Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Investor C shares of beneficial interest in exchange for Class C shares of beneficial interest of the Acquiring Fund ("Class C Acquisition Shares"), the transfer of all of the assets of the Acquired Fund attributable to its Primary A shares of beneficial interest in exchange for Class Z shares of beneficial interest of the Acquiring Fund ("Class Z Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares and Class C Acquisition Shares, the "Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of the Class A Acquisition Shares, the Class B Acquisition Shares, the Class C Acquisition Shares, and the Class Z Acquisition Shares to the Investor A, Investor B, Investor C and Primary A shareholders, respectively, of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

    1.1Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

       (a)The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

       (b)The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

       (c)The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Class A, Class B, Class C, and Class Z Acquisition Shares (including fractional shares, if any) determined by dividing the net asset values of the Investor A, Investor B, Investor C and Primary A shares of the Acquired Fund, respectively, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A, Class B, Class C or Class Z Acquisition Share, as applicable, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

    1.2The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's Declaration of Trust and Bylaws as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquired Fund, its successors or assigns.

    1.3As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Investor A shareholders of record ("Acquired Fund Investor A Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), Class A Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Investor B shareholders of record ("Acquired Fund Class B Shareholders"), determined as of the close of business on the Valuation Date, Class B Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; to its Investor C shareholders of record ("Acquired Fund Investor C Shareholders"), determined as of the close of business on the Valuation Date, Class C Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1; and to its Primary A shareholders of record ("Acquired Fund Primary A Shareholders," and collectively with Acquired Fund Investor A Shareholders, Acquired Fund Investor B Shareholders and Acquired Fund Investor C Shareholders, the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date, Class Z Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

    1.4With respect to Acquisition Shares distributable pursuant to paragraph
       1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

    1.5As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution.

2. VALUATION.

    2.1For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquired Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

    2.2For the purpose of paragraph 2.1, the net asset value of a Class A, Class B, Class C and Class Z Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

    3.1The Closing Date shall be on September 16, 2005, or on such other date as the parties may agree. The Closing shall be held at 5:00 p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

    3.2The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Columbia California Tax-Exempt Fund."

    3.3In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
       (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by the Acquiring Fund upon the giving of written notice to the other party.

    3.4At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

    3.5At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

    4.1The Acquired Fund represents and warrants the following to the Acquiring
       Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquired Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

       (b)The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

       (c)The Acquired Fund is not in violation in any material respect of any provision of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (d)The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

       (e)To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (f)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund as of and for the fiscal year ended March 31, 2004, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the six months ended September 30, 2004, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since September 30, 2004;

       (g)Since September 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (h)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (i)The Acquired Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

       (j)The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Investor A shares, Investor B shares, Investor C Shares and Primary A shares, each having the characteristics described in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Investor B shares that convert to Investor A shares, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquired Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (k)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

       (l)The execution, delivery and performance of this Agreement has been duly authorized by the Board of the Acquired Fund, and, upon approval thereof by the required vote of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (m)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

       (n)The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

       (o)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

       (p)At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 2004, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

       (q)At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

       (r)No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

    4.2The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

       (a)The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

       (b)The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

       (c)The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Acquiring Fund Prospectus or in the registration statement of which it is a part;

       (d)At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e)The Acquiring Fund is not in violation in any material respect of any provisions of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

       (f)To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

       (g)The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the fiscal year ended October 31, 2004, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, and the statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments, as of and for the six months ended April 30, 2005 copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2005;

       (h)Since April 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

       (i)As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

       (j)The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

       (k)The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares that convert to Class A shares, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

       (l)The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

       (m)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (n)The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

       (o)The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

       (p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

   The Acquired Fund and Acquiring Fund hereby covenant and agree as follows:

    5.1The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

    5.2The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

    5.3In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

    5.4The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

    5.5The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

    5.6Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

    5.7The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

   The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    6.1The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    6.2The Acquired Fund shall have received a favorable opinion of Ropes &
       Gray LLP, counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Acquired Fund, to the following effect:

       (a)The Acquiring Trust is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a business trust) duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

       (d)The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable (except as set forth in the Acquiring Fund Prospectus) Class A, Class B, Class C and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

       (e)The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

       (f)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

       (g)Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (h)The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (i)To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of their properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

    7.1The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

    7.2The Acquiring Fund shall have received a favorable opinion of Morrison &
       Foerster LLP, counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect.

       (a)The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquired Trust;

       (b)This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

       (c)The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

       (d)The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its obligations hereunder will not, violate the Acquired Fund's Declaration of Trust or Bylaws, or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

       (e)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

       (f)Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph
          5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

       (g)The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

       (h)To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of their properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

    7.3Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after March 31, 2005, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after March 31, 2005, and on or prior to the Closing Date.

    7.4The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

    7.5The custodian of the Acquired Fund shall have delivered to the Acquiring
       Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

   The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing
Date:

    8.1This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

    8.2On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

    8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund and the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

    8.4The Registration Statement shall have become effective under the 1933
       Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be based on certain factual representations and subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally, for federal income tax purposes:

       (a)The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Obligations of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

       (c)No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations of the Acquired Fund and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

       (d)The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

       (e)The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

       (f)No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

       (g)The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

       (h)An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

       (i)The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

   The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund and Nations Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

    8.6At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Boards of Trustees of the Acquired Trust and the Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

    9.1Each of the Acquired Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the Acquiring Fund. All fees and expenses related to printing, mailing, solicitation of proxies and tabulation of votes of Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the Acquiring Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Acquired Fund, 75% of such expenses shall be borne by the Acquired Fund and 25% of such expenses shall be borne by Columbia; and
       (b) as to expenses allocable to the Acquiring Fund, 100% of such expenses shall be borne by Columbia.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4 and 9, 10, 13 and 14.

11.TERMINATION.

   11.1This Agreement may be terminated by the mutual agreement of the Acquired
       Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

       (a)Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

       (b)A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

       (c)Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

       If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2006, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

   11.2If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

   14.1The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

   14.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5A copy of the Declaration of Trust of the Acquiring Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.

               [The rest of this page intentionally left blank.]

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

                                              NATIONS FUNDS TRUST
                                              on behalf of Nations California
                                                Municipal Bond Fund
                                              By: ______________________________
                                              Name:  Christopher L. Wilson
                                              Title:    President

                                              COLUMBIA FUNDS TRUST V
                                              on behalf of Columbia California
                                                Tax-Exempt Fund
                                              By: ______________________________
                                              Name:  Christopher L. Wilson
                                              Title:    President

                                              Solely for purposes of Paragraph
                                                9.2 of the Agreement
                                              COLUMBIA MANAGEMENT ADVISORS, INC.
                                              By: ______________________________
                                              Name:  Roger Sayler
                                              Title:    Executive Vice President

                        Appendix B -- Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

   For each class of shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of June 28, 2005 was as follows:

                                            Number of Shares
                                        Outstanding and Entitled
                   Fund        Class            to Vote
                   ----      ---------- ------------------------
               Acquired Fund Investor A        16,254,877
                             Investor B         1,107,073
                             Investor C           535,232
                              Primary A        16,677,453

Ownership of Shares

   As of June 28, 2005, Nations Trust believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned less than one percent of each class of shares of the Acquired Fund. As of June 28, 2005, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

                                 Acquired Fund
Investor B

                                                              Percentage of
                                                               Outstanding
                                    Number of  Percentage of Shares of Class
                                   Outstanding  Outstanding    Owned Upon
           Name and Address         Shares of    Shares of    Consummation
            of Shareholder         Class Owned  Class Owned      Merger*
           ----------------        ----------- ------------- ---------------
    Eshagh Eshaghadeh              63,076.739      5.69%          1.43%
      631 S. Olive #555 & 565
      Los Angeles, CA 90014
    Elwood N. Berkley Trust        73,590.072      6.64%          1.67%
      275 Los Ranchitos Road, #234
      San Rafael, CA 94903

Investor C

                                                                     Percentage of
                                                                      Outstanding
                                           Number of  Percentage of Shares of Class
                                          Outstanding  Outstanding    Owned Upon
            Name and Address               Shares of    Shares of    Consummation
             of Shareholder               Class Owned  Class Owned    of Merger*
            ----------------              ----------- ------------- ---------------
Vinci and Ellsworthe TTEE                  43,353,725      8.09%         1.78%
  1945 E. Renee Cir.
  Palm Springs, CA 92264
Merrill Lynch, Pierce, Fenner & Smith Inc 131,103.870     24.49%         5.39%
  For the sole benefit of its customers
  4800 Deer Lake Drive East
  3rd Floor
  Jacksonville, FL 32246
Thomas Ha, Lisa Thi Ha                     27,370.614      5.11%         1.13%
  6470 Frampton Circle
  Huntington Beach, CA 92648
Jose L. Mazon and Norma Mazon              32,292.800      6.03%         1.33%
  1293 Gaywood St.
  San Diego, CA 95131
Dennis Ren Yeon Wong                       34,721.469      6.48%         1.43%
  1262 Tainan Pl.
  San Jose, CA 92131

Primary A

                                                            Percentage of
                                                             Outstanding
                                Number of    Percentage of Shares of Class
                               Outstanding    Outstanding    Owned Upon
        Name and Address     Shares of Class   Shares of    Consummation
         of Shareholder           Owned       Class Owned    of Merger*
        ----------------     --------------- ------------- ---------------
     Bank of America NA      16,060,945.677      96.30%         96.30%
       411 North Akard St.
       Dallas, TX 75201-3307

                      Columbia California Tax-Exempt Fund
Class A

                                                                Percentage of
                                                                 Outstanding
                                    Number of    Percentage of Shares of Class
                                   Outstanding    Outstanding    Owned Upon
         Name and Address        Shares of Class   Shares of    Consummation
          of Shareholder              Owned       Class Owned      Merger*
         ----------------        --------------- ------------- ---------------
  Citigroup Global Markets, Inc. 2,040,319.2440      8.12%          5.01%
    7th Floor 333 W 34th St
    New York NY 10001-2402

Class B

                                                                    Percentage of
                                                                     Outstanding
                                         Number of   Percentage of Shares of Class
                                        Outstanding   Outstanding    Owned Upon
           Name and Address              Shares of     Shares of    Consummation
            of Shareholder              Class Owned   Class Owned      Merger*
           ----------------             ------------ ------------- ---------------
Citigroup Global Markets, Inc.          223,553,0150     7.06%          5.29%
  7th Floor 333 W 34th St
  New York NY 10001-2402

Merrill Lynch Pierce Fenner & Smith     232,365.9120     7.34%          5.49%
  For the sole benefit of its customers
  4800 Deer Lake Dr E Fl 2
  Jacksonville FL 32246-6484

Class C

                                                                    Percentage of
                                                                     Outstanding
                                         Number of   Percentage of Shares of Class
                                        Outstanding   Outstanding    Owned Upon
           Name and Address              Shares of     Shares of    Consummation
            of Shareholder              Class Owned   Class Owned      Merger*
           ----------------             ------------ ------------- ---------------
Shirley Ann Del Faro Living Trust       119,203.9450      6.57%          5.13%
  3901 Alonzo Ave
  Encino CA 91316-4408

Merrill Lynch Pierce Fenner & Smith     518,741.2160     28.60%         22.30%
  For the sole benefit of its customers
  4800 Deer Lake Dr E Fl 2
  Jacksonville FL 32246-6484

--------
* Percentage owned assuming completion of the Merger on June 28, 2005.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Nations California Municipal Bond Fund and the Columbia California Tax-Exempt Fund as of April 29, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Nations California Municipal Bond Fund by the Columbia California Tax-Exempt Fund, the capitalization of California Tax-Exempt Fund at net asset value as of that date:

                                                                         Columbia
                                                                        California
                            Nations      Columbia                       Tax-Exempt
                           California   California                         Fund
                           Municipal    Tax-Exempt       Pro Forma       Pro Forma
                           Bond Fund       Fund         Adjustments     Combined(1)
                          ------------ ------------     -----------     ------------
Class A
Net asset value.......... $         -- $196,677,269 $ 120,791,571(2)(3) $317,468,840
Shares outstanding.......           --   25,448,643    15,631,326(3)      41,079,969
Net asset value per share $         -- $       7.73                     $       7.73

Class B
Net asset value.......... $         -- $ 25,553,746 $   8,394,079(2)(4) $ 33,947,825
Shares outstanding.......           --    3,306,480     1,086,558(4)       4,393,038
Net asset value per share $         -- $       7.73                     $       7.73

Class C
Net asset value.......... $         -- $ 14,129,761 $   3,770,688(2)(5) $ 17,900,449
Shares outstanding.......           --    1,828,308       488,158(5)       2,316,466
Net asset value per share $         -- $       7.73                     $       7.73

Class Z
Net asset value.......... $         -- $         -- $ 126,684,247(2)(6) $126,684,247
Shares outstanding.......           --           --    16,388,648(6)      16,388,648
Net asset value per share $         -- $         --                     $       7.73

Investor A (7)
Net asset value.......... $120,853,380 $         -- $(120,853,380)      $         --
Shares outstanding.......   16,194,696           --   (16,194,696)                --
Net asset value per share $       7.46 $         --                     $         --

Investor B (7)
Net asset value.......... $  8,400,706 $         -- $  (8,400,706)      $         --
Shares outstanding.......    1,125,212           --    (1,125,212)                --
Net asset value per share $       7.47 $         --                     $         --

Investor C (7)
Net asset value.......... $  3,774,185 $         -- $  (3,774,185)      $         --
Shares outstanding.......      507,333           --      (507,333)                --
Net asset value per share $       7.44 $         --                     $         --

Primary A (7)
Net asset value.......... $126,708,604 $         -- $(126,708,604)      $         --
Shares outstanding.......   17,011,934           --   (17,011,934)                --
Net asset value per share $       7.45 $         --                     $         --

--------
(1)Assumes the Merger was consummated on April 29, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia California Tax-Exempt Fund will be received by the shareholders of the Nations California Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia California Tax-Exempt Fund that actually will be received on or after such date.
(2)Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $49,928 and $46,362 to be borne by Nations California Municipal Bond Fund and Columbia California Tax-Exempt Fund, respectively.
(3)Includes net assets and shares from Investor A. Investor A shares will merge into Class A on the date of the Merger.
(4)Includes net assets and shares from Investor B. Investor B shares will merge into Class B on the date of the Merger.
(5)Includes net assets and shares from Investor C. Investor C shares will merge into Class C on the date of the Merger.
(6)Includes net assets and shares from Primary A. Primary A shares will merge into new Class Z on the date of the Merger.
(7)Investor A, B, and C and Primary A shares of Nations California Municipal Bond Fund are exchanged for Class A, B, and C and new Class Z shares of Columbia California Tax-Exempt Fund, based on the net asset value per share of Columbia California Tax-Exempt Fund's Class A, B, C and Z shares, respectively, at the time of the Merger.

          Appendix D -- Information Applicable to the Acquiring Fund

   Below is information regarding the Acquiring Fund (this information does not reflect the modifications to the purchase, redemption and exchange procedures of the Acquiring Fund that are expected to occur in connection with the consolidation of certain service providers to the Columbia Funds and Nations Funds prior to the Merger):

PRINCIPAL INVESTMENT RISKS

   The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. A shareholder may lose money by investing in the Fund.

   Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Credit risk is the possibility that changes in the obligated entity's financial condition, changes in general economic conditions, or changes in economic conditions that affect the obligated entity, may impact the obligated entity's actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and, in some cases, a decrease in income. Bonds that are backed by an issuer's taxing authority, including general obligation bonds, may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. These bonds may depend for payment on legislative appropriation and/or aid from other governments. Other municipal bonds, known as revenue obligations, are payable from revenues earned by a particular project or other revenue source. Some revenue obligations are backed by private companies, some are asset-backed securities, such as bonds backed by mortgage payments, and some are for municipally-owned utilities, such as water or sewer systems. Revenue obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or private company backing the project, rather than to the taxing power of the state or local government issuer of the bonds.

   Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

   Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

   Municipal Market Risk and Single-State Focus: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative, demographic or political changes, as well as changes in the financial or economic condition of the state that issues municipal securities. Municipal issues in each state will be affected by these factors, which will, in turn, affect the value of the Fund's investments. Because the Fund invests primarily in municipal securities of a particular state, the value of the Fund's shares may be more volatile than the value of shares of funds that invest in securities of issuers in a number of different states.

   Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

   The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

   As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

HOW TO BUY SHARES

   A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the Fund receives purchase requests in "good form," shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that a shareholder has properly placed an order with a financial advisor or the Fund's transfer agent has received a completed application, including all necessary signatures. The USA PATRIOT ACT may require the Fund to obtain certain personal information from which will be used to verify a shareholder's identity. If a shareholder does not provide the information, the Fund may not be able to open the account. If the Fund is unable to verify customer information, it reserves the right to close an account or take such other steps as it deems reasonable.

Initial Investment Minimums:

                        Initial Investment....... $1,000
                        Automatic Investment Plan $   50
                        Retirement Plan.......... $   25

   The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method            Instructions
------            ----------------------------------------------------------------------------------------------
Through a         A financial advisor can help establish an account and buy Fund shares on a shareholder's financial advisor behalf. To receive the current trading day's price, a financial advisor must receive a request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually
                  4:00 p.m. Eastern time. A financial advisor may charge fees for executing the purchase.

Method             Instructions
------             ------------------------------------------------------------------------------------------------

By check           For new accounts, send a completed application and check made payable to the Fund to the
(new account)      transfer agent, Columbia Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check           For existing accounts, fill out and return the additional investment stub included in an
(existing account) account statement, or send a letter of instruction including the Acquired Fund name and account number with a check made payable to the Fund to Columbia Funds Services, Inc.,
                   P.O. Box 8081, Boston, MA 02266-8081.

By exchange        A financial advisor may acquire shares of the Fund by exchanging shares in a different fund distributed by Columbia Funds Distributor, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call
                   1-800-422-3737.

By wire            Shares of the Fund may be purchased by wiring money from your bank account to the
                   Acquired Fund account. To wire funds to the Acquired Fund account, call
                   1-800-422-3737 for wiring instructions.

By electronic      Shares of the Fund may be purchased by electronically transferring money from a bank
funds transfer     account to the Acquired Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to a telephone request. Be sure to complete the appropriate section of the application.

Automatic          Monthly or quarterly investments may be made automatically from a bank account to the
investment plan    Acquired Fund account. Pre-authorized amounts may be selected to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar   Shares of the Fund may be purchased for an account by exchanging $100 or more each month
cost averaging     from another fund for shares of the same class of the Fund at no additional cost. Exchanges will continue so long as the Acquired Fund balance is sufficient to complete the transfers. This program may be terminated or the amount of the exchange changed (subject to the $100 minimum) by calling 1-800-345-6611. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the account application for this feature.

By dividend        Dividends distributed by another fund may be automatically invested into the same class of
diversification    shares (and, in some cases, certain other classes) of the Fund at no additional sales charge.
                   There may be an additional sales charge if exchanging from a money market fund. To invest dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

   A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge (CDSC) when selling, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

Choosing a Share Class

   The Fund offers four classes of shares -- Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount being invested and the number of years for which the shareholder willing to invest. If a financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than

$1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on a shareholder's individual situation, a financial advisor can help decide which class of shares is most appropriate.

Class A Shares

   Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of an initial investment when opening an account. The sales charge paid on an additional investment is based on the total amount of the purchase and the current value of an account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

Class A Sales Charges:

                                                                  % of offering price
                                 As a % of the public As a % of  retained by financial
Amount purchased                    offering price    investment        advisor
----------------                 -------------------- ---------- ---------------------
Less than $50,000...............         4.75            4.99            4.25
$50,000 to less than $100,000...         4.50            4.71            4.00
$100,000 to less than $250,000..         3.50            3.63            3.00
$250,000 to less than $500,000..         2.50            2.56            2.00
$500,000 to less than $1,000,000         2.00            2.04            1.75
$1,000,000 or more..............         0.00            0.00            0.00

   Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring an account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million:

                Amount purchased                    Commission %
                ----------------                    ------------
                Less than $3 million...............     1.00
                $3 million to less than $5 million.     0.80
                $5 million to less than $25 million     0.50
                $25 million or more................     0.25

   The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

   For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, Class B and Class C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchase with reinvested dividends or other distributions are not subject to a CDSC. When an order is placed to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

   There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the shareholder's current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information.

   Upon request, a Statement of Intent may apply to purchases made 90 days prior to the date the Statement of Intent is received by the Fund.

B. What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of your investment in a Columbia money market fund held in an eligible account may be aggregated with a shareholder's investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission. For purposes of obtaining either breakpoint discount, purchases of Galaxy money market funds are not included.

C. How do I obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depend on how an account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify a financial advisor at the time shares are purchased of the existence of each eligible account maintained by the shareholder or the shareholder's immediate family. It is the sole responsibility of the financial advisor to ensure that the shareholder receive discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Funds Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Funds Services, Inc. representative at the time the shareholder purchases shares.

D. How can I obtain more information about breakpoint discounts?

   Certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

Class B Shares

   Purchases of Class B shares are at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the charts below.

Purchases of less than $250,000:

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

   A shareholder can pay a lower CDSC and reduce the period during which a CDSC would apply when making purchases of Class B shares through a financial advisor that participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For nonparticipating financial advisors, purchases of Class B shares must be less than $250,000. Consult a financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, Rights of Accumulation (as described above) apply, so that if the combined value of the eligible Fund accounts in all classes maintained by a shareholder and each member of the shareholder's immediate family (as defined above), together with the value of the shareholder's current purchase, is at or above a discount level, the shareholder's current purchase will be subject to a lower CDSC and the applicable reduced holding period, provided that the shareholder has notified the shareholder's financial advisor in writing of the identity of such other accounts and the shareholder's relationship to the other account holders. It is the sole responsibility of the shareholder's financial advisor to ensure that the shareholder receives discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or the shareholder's financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. This Class B share discount program for larger purchases (as further described in the charts below) is not applicable to Class B shares received by former Galaxy Fund Prime B shareholders in connection with the reorganization of the former Galaxy Fund.

Purchases of $250,000 to less than $500,000:

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                    Through first year........      3.00
                    Through second year.......      2.00
                    Through third year........      1.00
                    Longer than three years...      0.00

   Commission to financial advisors is 2.50%.

   Automatic conversion to Class A shares occurs four years after purchase.

Purchases of $500,000 to less than $1 million:

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                      Through first year......      3.00
                      Through second year.....      2.00
                      Through third year......      1.00

   Commission to financial advisors is 1.75%.

   Automatic conversion to Class A shares occurs three years after purchase.

   If a shareholder exchanges into a fund participating in the Class B share discount program or transfers the Acquired Fund account from a financial advisor that does not participate in the program to one that does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. A shareholder's financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If a shareholder exchanges from a participating fund or transfers an account from a financial advisor that does participate in the program into a non-participating fund or to a financial advisor that does not participate in the program, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Class C Shares

   Purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, they may be sold at any time without paying a CDSC. The distributor pays the shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Shares Charges:

                                               % deducted when
                 Holding period after purchase shares are sold
                 ----------------------------- ---------------
                     Through first year.......      1.00
                     Longer than one year.....      0.00

HOW TO EXCHANGE SHARES

   A shareholder may exchange shares for shares of the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Funds Distributor, Inc. at net asset value. If the shares are subject to a CDSC, a CDSC will not be charged upon the exchange. However, when shares acquired through the exchange are sold, these shares may be subject to a CDSC, depending upon when the shares being exchanged were originally purchased. For purposes of computing the CDSC, the length of time a shareholder have owned shares will be computed from the date of original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Columbia Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Columbia Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless an account is part of a tax-deferred retirement plan, an exchange is a taxable event, and a shareholder may realize a gain or a loss for tax purposes. The Fund may terminate an exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

   A financial advisor can help determine if and when a shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives a sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means
(i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after your request is received in "good form"). However, if the shareholder purchased the shares by check, the Fund may delay sending the proceeds from the sale of the shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method            Instructions
------            ---------------------------------------------------------------------------------------------------
Through a         A financial advisor may be contacted to place a sell order. To receive the current trading day's financial advisor price, the financial advisor must receive the request prior to the close of regular trading on the
                  NYSE, usually 4:00 p.m. Eastern time. The financial advisor may charge fees for executing a redemption.

By exchange       A shareholder or the shareholder's financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes)
                  of another fund distributed by Columbia Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone      A shareholder or the shareholder's financial advisor may sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling 1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder do not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.

By mail           Shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the
                  Medallion Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                  1-800-345-6611. Mail the letter of instruction to Columbia Funds Services, Inc.,
                  P.O. Box 8081, Boston, MA 02266-8081.

By wire           A shareholder may sell shares of the Fund and request that the proceeds be wired to your bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

By systematic     A shareholder may automatically sell a specified dollar amount or percentage of an account
withdrawal plan   on a monthly, quarterly or semiannual basis and have the proceeds sent to the shareholder if the account balance is at least $5,000. This feature is not available if the shares are held in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic     A shareholder may sell shares of the Fund and request that the proceeds be electronically
Funds transfer    transferred to the shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Columbia Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Columbia Funds' shares.

   Each Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if a Columbia Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Columbia Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Columbia Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if a Columbia Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Columbia Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Columbia Funds are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Columbia Fund followed by an exchange out of the Columbia Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Columbia Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Funds' practices discussed above.

   The Columbia Funds seek to act in a manner that they believe is consistent with the best interests of Columbia Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

12b-1 Plan

   The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, Class B and Class C shares and certain services provided to a shareholder by the shareholder's financial advisor. The annual service fee is calculated by adding (1) 0.10% on net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2004, the Fund's combined service fee was 0.21% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Fund's Class C share distribution fee so that it does not exceed 0.45% annually. Over time, these fees will reduce the return on an investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which the shares were purchased. See "Your Account -- Sales Charges" for the conversion schedules applicable to Class B shares.

Additional Intermediary Compensation

   In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment adviser, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact the financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT YOUR ACCOUNT

How the Fund's Share Price Is Determined

   The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If a shareholder requests a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees

   If an account value falls below $1,000 (other than as a result of depreciation in share value), the account may be subject to an annual fee of $10. The Fund's transfer agent will send written notification of any such action and provide details on how money can be added to the account to avoid this penalty.

Share Certificates

   Share certificates are not available for any class of shares offered by the Fund. If shareholder currently holds previously issued share certificates, the shareholder will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

Dividends, Distributions, and Taxes

   The Fund has the potential to make the following distributions:

Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
-------------------------------------------------------------------------------------------------------------
Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Understanding Fund Distributions

   The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. A shareholder is entitled to a portion of the Fund's income and capital gains based on the number of shares owned at the time these distributions are declared.

Distribution Options

   The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the first day following the purchase payment date. Shares stop earning dividends on the day after the shares leave the account. A shareholder can choose one of the options listed in the table below for these distributions when you opening an account. To change distribution option, call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options:

    Reinvest all distributions in additional shares of the Acquired Fund Reinvest all distributions in shares of another fund
    Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

    .   send the check to your address of record

    .   send the check to a third party address

    .   transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences

   For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

   Each shareholder will be provided with information each year regarding the amount of ordinary income and capital gains distributed for the previous year and any portion of the distribution which is exempt from state and local taxes. A shareholder's investment in the Fund may have additional personal tax implications. Please consult a tax advisor about federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, a shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

MANAGING THE FUNDS

Investment Advisor

   Columbia Management Advisors, Inc., located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the

Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct wholly owned subsidiary of Columbia, which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

   For the 2004 fiscal year, aggregate annualized advisory fees paid to Columbia Management by the Fund, not including pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.50% of average daily net assets of the Fund.

Portfolio Manager

   Gary Swayze, a senior vice president of Columbia Management, is the portfolio manager for the Fund and has managed the Fund since October 1997.

   The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

Legal Proceedings

   On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

   Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduces sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

   A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the NYAG Settlement is available as part of Bank of America Corporation Form 8-K filing files February 10, 2005.

   In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL")./1/ The MDL is ongoing.

   On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

   In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions/2/ making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

   On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

/1 /The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29,
2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.

/2 /Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2, 2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slick er, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

Disclosure of the Fund's Portfolio Holdings

   The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Acquiring Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period, reinvesting all dividends and distributions and converting Class B to Class A shares after eight years The annual expense ratio used for the Acquiring Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the chart and is net of any fee waiver or expense reimbursement.

  Columbia California Tax-Exempt Fund - Class A Shares

                     Initial Hypothetical
Annual Expense Ratio  Investment Amount   Assumed Rate of Return
-------------------- -------------------- ----------------------
       0.87%              $10,000.00                5%

                               Hypothetical              Hypothetical
                  Cumulative     Year-End    Cumulative    Year-End
                    Return       Balance       Return      Balance     Annual
                 Before Fees & Before Fees  After Fees & After Fees &  Fees &
 Year              Expenses     & Expenses    Expenses     Expenses   Expenses
 ----            ------------- ------------ ------------ ------------ ---------
 1..............      5.00%     $10,001.25      4.13%     $ 9,918.38  $  559.58
 2..............     10.25%     $10,501.31      8.43%     $10,328.01  $   88.07
 3..............     15.76%     $11,026.38     12.91%     $10,754.56  $   91.71
 4..............     21.55%     $11,577.70     17.57%     $11,198.72  $   95.50
 5..............     27.63%     $12,156.58     22.43%     $11,661.23  $   99.44
 6..............     34.01%     $12,764.41     27.48%     $12,142.84  $  103.55
 7..............     40.71%     $13,402.63     32.75%     $12,644.34  $  107.82
 8..............     47.75%     $14,072.76     38.23%     $13,166.55  $  112.28
 9..............     55.13%     $14,776.40     43.94%     $13,710.33  $  116.91
 10.............     62.89%     $15,515.22     49.89%     $14,276.56  $  121.74
 Total Gain Before Fees &
   Expenses                     $ 5,990.22
 Total Gain After Fees &
   Expenses                                               $ 4,751.56
 Total Annual Fees & Expenses
   Paid                                                               $1,496.60

  Columbia California Tax-Exempt - Class B Shares

                             Initial Hypothetical
   Annual Expense Ratio       Investment Amount       Assumed Rate of Return
   --------------------    ------------------------  ------------------------
          1.62%                   $10,000.00                    5%

Annual Expense Ratio Initial Hypothetical Investment Amount  Assumed Rate of Return
-------------------- --------------------------------------  ----------------------
                                   Hypothetical              Hypothetical
                      Cumulative     Year-End    Cumulative    Year-End
                        Return       Balance       Return      Balance     Annual
                     Before Fees & Before Fees  After Fees & After Fees &  Fees &
Year                   Expenses     & Expenses    Expenses     Expenses   Expenses
----                 ------------- ------------ ------------ ------------ ---------
         1..........      5.00%     $10,500.00      3.38%     $10,338.00  $  164.74
         2..........     10.25%     $11,025.00      6.87%     $10,687.42  $  170.31
         3..........     15.76%     $11,576.25     10.49%     $11,048.66  $  176.06
         4..........     21.55%     $12,155.06     14.22%     $11,422.10  $  182.01
         5..........     27.63%     $12,762.82     18.08%     $11,808.17  $  188.17
         6..........     34.01%     $13,400.96     22.07%     $12,207.29  $  194.53
         7..........     40.71%     $14,071.00     26.20%     $12,619.89  $  201.10
         8..........     47.75%     $14,774.55     30.46%     $13,046.45  $  207.90
         9..........     55.13%     $15,513.28     35.85%     $13,585.26  $  115.85
         10.........     62.89%     $16,288.95     41.46%     $14,146.34  $  120.63
Total Gain Before Fees & Expenses   $ 6,288.95
Total Gain After Fees & Expenses                              $ 4,146.34
Total Annual Fees & Expenses Paid                                         $1,721.29

  Columbia California Tax-Exempt Fund - Class C Shares

                             Initial Hypothetical
   Annual Expense Ratio       Investment Amount       Assumed Rate of Return
   --------------------    ------------------------  ------------------------
          1.62%                   $10,000.00                    5%

                                        Hypothetical              Hypothetical
                     Cumulative           Year-End    Cumulative    Year-End
                       Return             Balance       Return      Balance     Annual
                    Before Fees &       Before Fees  After Fees & After Fees &  Fees &
      Year            Expenses           & Expenses    Expenses     Expenses   Expenses
         ----       -------------       ------------ ------------ ------------ ---------
       1...........      5.00%           $10,500.00      3.38%     $10,338.00  $  164.74
       2...........     10.25%           $11,025.00      6.87%     $10,687.42  $  170.31
       3...........     15.76%           $11,576.25     10.49%     $11,048.66  $  176.06
       4...........     21.55%           $12,155.06     14.22%     $11,422.10  $  182.01
       5...........     27.63%           $12,762.82     18.08%     $11,808.17  $  188.17
       6...........     34.01%           $13,400.96     22.07%     $12,207.29  $  194.53
       7...........     40.71%           $14,071.00     26.20%     $12,619.89  $  201.10
       8...........     47.75%           $14,774.55     30.46%     $13,046.45  $  207.90
       9...........     55.13%           $15,513.28     34.87%     $13,487.42  $  214.92
       10..........     62.89%           $16,288.95     39.43%     $13,943.29  $  222.19
      Total Gain Before Fees & Expenses  $ 6,288.95
      Total Gain After Fees & Expenses                             $ 3,943.29
      Total Annual Fees & Expenses Paid                                        $1,921.92

           Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights tables below are intended to help you understand the Acquiring Fund's financial performance. Information is shown for the last five fiscal years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information is included in the Acquiring Fund's financial statements, which, for the fiscal year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements, is included in the Acquiring Fund's annual report. You can request a free annual report by calling 1-866-348-1468. The Acquiring Fund's financial statements for the fiscal periods ending October 31, 2003, January 31, 2003, January 31, 2002, January 31, 2001 and January 31,
2000 were audited by the Acquiring Fund's previous independent registered public accounting firm.

   Selected data for a share outstanding throughout each period is as follows:

                                                 Year ended     Period ended                   Year ended January 31,
                                                 October 31,    October 31,    -----------------------------------------
                    Class A                         2004         2003/(a)/         2003          2002           2001
                    -------                      -----------    ------------   -------      -------         -------
Net asset value -- Beginning of period ($)......      7.70           7.63         7.59         7.68            6.92
                                                   -------        -------      -------      -------         -------
Income from Investment Operations ($):
   Net investment income........................      0.31/(b)/      0.23/(b)/    0.33/(b)/    0.34/(b)(c)/    0.35/(d)/
   Net realized and unrealized gain (loss) on
     investments and futures contracts..........      0.20           0.07         0.08         0.01/(c)/       0.77
                                                   -------        -------      -------      -------         -------
Total from Investment Operations................      0.51           0.30         0.41         0.35            1.12
                                                   -------        -------      -------      -------         -------
Less Distributions Declared to Shareholders ($):
   From net investment income...................     (0.31)         (0.23)       (0.33)       (0.32)          (0.35)
   From net realized gains......................     (0.16)            --        (0.04)       (0.12)          (0.01)
   In excess of net realized gains..............        --             --           --           --              --
                                                   -------        -------      -------      -------         -------
Total Distributions Declared to Shareholders....     (0.47)         (0.23)       (0.37)       (0.44)          (0.36)
                                                   -------        -------      -------      -------         -------
Net asset value -- End of period ($)............      7.74           7.70         7.63         7.59            7.68
                                                   -------        -------      -------      -------         -------
Total return (%)/(e)/...........................      6.81           3.96/(f)/    5.46         4.70           16.49
                                                   -------        -------      -------      -------         -------
Ratios to Average Net Assets/Supplemental
  Data (%):
   Expenses/(g)/................................      0.87           0.98/(h)/    0.93         0.91            0.89
   Net investment income/(g)/...................      4.07           4.04/(h)/    4.27         4.42/(c)/       4.79
Portfolio turnover rate (%).....................         4              9/(f)/      10            7               9
Net assets, end of period (000's) ($)...........   199,877        212,086      220,494      228,430         212,839

                                                 --------
                    Class A                          2000
                    -------                      -------
Net asset value -- Beginning of period ($)......    7.73
                                                 -------
Income from Investment Operations ($):
   Net investment income........................    0.35/(d)/
   Net realized and unrealized gain (loss) on
     investments and futures contracts..........   (0.79)
                                                 -------
Total from Investment Operations................   (0.44)
                                                 -------
Less Distributions Declared to Shareholders ($):
   From net investment income...................   (0.35)
   From net realized gains......................      --
   In excess of net realized gains..............   (0.02)
                                                 -------
Total Distributions Declared to Shareholders....   (0.37)
                                                 -------
Net asset value -- End of period ($)............    6.92
                                                 -------
Total return (%)/(e)/...........................   (5.92)
                                                 -------
Ratios to Average Net Assets/Supplemental
  Data (%):
   Expenses/(g)/................................    0.91
   Net investment income/(g)/...................    4.72
Portfolio turnover rate (%).....................      19
Net assets, end of period (000's) ($)........... 194,606

--------
(a)The Fund changed its fiscal year end from January 31 to October 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.

   Selected data for a share outstanding throughout each period is as follows:

                                                 Year ended    Period ended                 Year ended January 31,
                       -                         October 31,   October 31,    ---------------------------------------------
                    Class B                         2004        2003/(a)/        2003          2002         2001        2000
                    -------                      -----------   ------------   ------      ------         ------      ------
Net asset value -- Beginning of period ($)......     7.70           7.63        7.59        7.68           6.92        7.73
                                                   ------         ------      ------      ------         ------      ------
Income from Investment Operations ($):
   Net investment income........................     0.25/(b)/      0.19/(b)/   0.27/(b)/   0.28/(b)(c)/   0.29/(d)/   0.29/(d)/
   Net realized and unrealized gain (loss) on
     investments and futures contracts..........     0.20           0.07        0.08        0.02/(c)/      0.77       (0.79)
                                                   ------         ------      ------      ------         ------      ------
Total from Investment Operations................     0.45           0.26        0.35        0.30           1.06       (0.50)
                                                   ------         ------      ------      ------         ------      ------
Less Distributions Declared to Shareholders ($):
   From net investment income...................    (0.25)         (0.19)      (0.27)      (0.29)         (0.29)      (0.29)
   From net realized gains......................    (0.16)            --       (0.04)      (0.10)         (0.01)         --
   In excess of net realized gains..............       --             --          --          --             --       (0.02)
                                                   ------         ------      ------      ------         ------      ------
Total Distributions Declared to Shareholders....    (0.41)         (0.19)      (0.31)      (0.39)         (0.30)      (0.31)
                                                   ------         ------      ------      ------         ------      ------
Net asset value -- End of period ($)............     7.74           7.70        7.63        7.59           7.68        6.92
                                                   ------         ------      ------      ------         ------      ------
Total return (%)/(e)/...........................     6.01           3.38/(f)/   4.68        3.94          15.63       (6.63)
                                                   ------         ------      ------      ------         ------      ------
Ratios to Average Net Assets/Supplemental
  Data (%):
   Expenses/(g)/................................     1.62           1.73/(h)/   1.68        1.66           1.64        1.66
   Net investment income/(g)/...................     3.32           3.29/(h)/   3.52        3.67/(c)/      4.04        3.97
Portfolio turnover rate (%).....................        4              9/(f)/     10           7              9          19
Net assets, end of period (000's) ($)...........   28,600         38,760      43,436      47,989         68,414      80,416

--------
(a)The Fund changed its fiscal year end from January 31 to October 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.

   Selected data for a share outstanding throughout each period is as follows:

                                                 Year ended    Period ended                Year ended January 31,
                       -                         October 31,   October 31,    -------------------------------------------
                    Class C                         2004        2003/(a)/        2003          2002         2001       2000
                    -------                      -----------   ------------   ------      ------         -----      -----
Net asset value -- Beginning of period ($)......     7.70           7.63        7.59        7.68          6.92       7.73
                                                   ------         ------      ------      ------         -----      -----
Income from Investment Operations ($):
   Net investment income........................     0.28/(b)/      0.21/(b)/   0.29/(b)/   0.31/(b)(c)/  0.32/(d)/  0.31/(d)/
   Net realized and unrealized gain (loss) on
     investments and futures contracts..........     0.19           0.06        0.08        0.01/(c)/     0.77      (0.79)
                                                   ------         ------      ------      ------         -----      -----
Total from Investment Operations................     0.47           0.27        0.37        0.32          1.09      (0.48)
                                                   ------         ------      ------      ------         -----      -----
Less Distributions Declared to Shareholders ($):
   From net investment income...................    (0.27)         (0.20)      (0.29)      (0.30)        (0.32)     (0.31)
   From net realized gains......................    (0.16)            --       (0.04)      (0.11)        (0.01)        --
   In excess of net realized gains..............       --             --          --          --            --      (0.02)
                                                   ------         ------      ------      ------         -----      -----
Total Distributions Declared to Shareholders....    (0.43)         (0.20)      (0.33)      (0.41)        (0.33)     (0.33)
                                                   ------         ------      ------      ------         -----      -----
Net asset value -- End of period ($)............     7.74           7.70        7.63        7.59          7.68       6.92
                                                   ------         ------      ------      ------         -----      -----
Total return (%)/(e)(f)/........................     6.33           3.61/(g)/   4.99        4.24         15.97      (6.35)
                                                   ------         ------      ------      ------         -----      -----
Ratios to Average Net Assets/Supplemental
  Data (%):
   Expenses/(h)/................................     1.32           1.43/(i)/   1.38        1.36          1.34       1.36
   Net investment income/(h)/...................     3.62           3.59/(i)/   3.82        3.97/(c)/     4.34       4.27
   Waiver/reimbursement.........................     0.30           0.30/(i)/   0.30        0.30          0.30       0.30
Portfolio turnover rate (%).....................        4              9/(g)/     10           7             9         19
Net assets, end of period (000's) ($)...........   14,244         18,244      23,686      26,354         5,872      6,059

--------
(a)The Fund changed its fiscal year end from January 31 to October 31.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)Had the distributor not waived a portion of expenses, total return would have been reduced.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Annualized.

             Appendix F -- Comparison of Organizational Documents

   As a series of Nations Trust, a Massachusetts business trust, the Acquired Fund is subject to the provisions of Nations Trust's Amended and Restated Agreement and Declaration of Trust. As a series of Trust V, a Massachusetts business trust, the Acquiring Fund is subject to the provisions of Trust V's Agreement and Declaration of Trust and Bylaws. For convenience, declarations of trust and bylaws shall be referred to below generally as "Charter Documents." The provisions of Trust V's and Nations Trust's Charter Documents generally are similar, but differ in some respects.

   The following are summaries of the significant differences between Nations Trust's Charter Documents and Delaware law, on the one hand, and Trust V's Charter Documents and Massachusetts law, on the other. A comparison of the Trust V's Charter Documents with those under which the Acquiring Fund would operate following the Trust Reorganization also appears below. Except as noted, the Charter Documents of Nations Trust are substantially similar to the Charter Documents of Trust V, and the provisions of Delaware law are substantially similar to the provisions of Massachusetts law, insofar as such provisions affect the rights of shareholders of the Funds generally. For additional information regarding all of the differences, shareholders should refer directly to the Funds' organizational documents, copies of which may be obtained by contacting the applicable Fund at its address listed on the cover of this Prospectus/Proxy Statement or toll-free at 1-866-348-1468.

Comparison of Nations Trust Charter Documents and Delaware Law to Trust V Charter Documents and Massachusetts Law.

   Shareholder Voting Rights, Interests, Meetings and Proxies. Trust V's Declaration of Trust does not provide shareholders the right to call meetings. Nations Trust's Declaration of Trust also does not provide shareholders the right to call meetings with the exception of special meetings to remove Trustees, and then only if and to the extent the SEC takes the position by rule, interpretive or other public release, or by no-action letter, that
Section 16(c) of the 1940 Act gives them such a right.

   Trust V's Declaration of Trust provides that shareholders have the power to vote only (i) for the election or removal of Trustees, (ii) with respect to any investment adviser, (iii) with respect to any termination (by the shareholders) of the Trust or series or class thereof, (iv) with respect to any amendment (by the Trustees) to the Declaration of Trust that requires shareholder authorization, (v) with respect to derivative actions similar to a Massachusetts corporation, and (vi) with respect to any other matters required by law or deemed desirable by the Board of Trustees.

   Nations Trust's Declaration of Trust provides that shareholders have only the voting powers expressly granted under Delaware law or the 1940 Act. Shareholders are not given an independent right to vote on any matter, including termination of the Trust. Except for matters that require shareholder vote by law, shareholders have the right to vote on matters only as the Board of Trustees may consider desirable and have so authorized.

   A Trustee of Trust V may be removed, with or without cause, by (i) a vote of a majority of the Trustees then in office or (ii) at any meeting called for such purpose by a vote of two-thirds of the outstanding shares. A Trustee of Nations Trust may be removed without cause by a written instrument signed by at least two-thirds of the other Trustees; however, a Trustee who requests to be retired, or has become physically or mentally incapacitated or is otherwise unable to serve fully may be retired by written instrument signed by a majority of the other Trustees. Shareholders may remove a Trustee of Nations Trust only at a meeting of shareholders by a vote of at least two-thirds of outstanding shares and only if such meeting is required by Section 16(c) of the 1940 Act.

   Neither Trust V nor Nations Trust is required to hold annual shareholder meetings. Pursuant to the 1940 Act, vacancies on the Board of Trustees of both Trust V and Nations Trust may be filled by the Trustees unless, after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected to such office by the shareholders. The Board of Trustees of Trust V or Nations Trust, as applicable, will call a meeting of shareholders to elect trustees whenever less than a majority of the trustees has been elected by shareholders.

   Trust V's Declaration of Trust provides that a quorum for a shareholder meeting is 30% of the shares entitled to vote, except that if any provision of law or the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then 30% of the number of shares of each series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Nations Trust's Declaration of Trust provides that a quorum for a shareholder meeting is 33 1/3% of the shares entitled to vote, except that if any holders of any series or class shall vote as a class, then 33 1/3% of the shares of each series or class entitled to vote shall be necessary to constitute a quorum at a shareholders meeting of that series.

   Trust V's Declaration of Trust provides that written notice of a shareholder meeting must be given to shareholders not less than seven days before the date of such meeting. Nations Trust's Declaration of Trust allows for notice personally, by telephone, first class mail, express mail, overnight mail, telegram, electronic mail, telefacsimile, internet or other similar electronic medium to the shareholder at the address on the books of the Trust, its transfer agent or given by the shareholder to the Trust for purposes of notice.

   A shareholder of Trust V may put a voting proxy in place with no specified duration, compared with a maximum of eleven months, unless otherwise provided in the proxy, for shareholders of Nations Trust.

   Shareholder Liability. Trust V's Declaration of Trust disclaims personal liability for shareholders for any claims against the trust or any series or class of shares, and provides that a shareholder or former shareholder held to be personally liable solely by reason his or her being or having been a shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of shares of which he or she is or was a shareholder. Likewise, Nations Trust's Declaration of Trust provides that any shareholder or former shareholder who is exposed to liability by reason of a claim relating solely to their status as a shareholder will be held harmless from and indemnified against all loss and expense arising from such claim. Trust V's Declaration of Trust, unlike Nations Trust's Declaration of Trust, requires that every note, bond, contract, instrument, certificate or undertaking made or issued by any Trustees or Trustee or by any officers or officer shall recite that the obligations of such instrument are not binding on any of them or the shareholders individually.

   As Delaware limits shareholder liability by statute, and the likelihood of shareholder liability for obligations of Trust V is considered remote, the differences between the Declarations of Trust are likely to be immaterial.

   Trustees' Plenary Powers and Powers with Respect to Amendments, Mergers and Committees. Trustees of both Nations Trust and Trust V are responsible for managing the business of the Trust and have all powers necessary or convenient to carry out that responsibility.

   Trust V's Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the shares entitled to vote with respect to such amendment, except that shareholder authorization is not required for amendments to change the name of the Trust, supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision. Nations Trust's Declaration of Trust provides that the Trustees may amend the Declaration of Trust without shareholder approval unless expressly required by the 1940 Act or Delaware law. The Nations Trust's Declaration of Trust also provides that shareholders have the right to vote on amendments if expressly required under the 1940 Act or Delaware law or submitted to them by the Trustees in their discretion.

   The Board of Trustees of Nations Trust may cause Nations Trust to merge or consolidate with another trust, to merge or consolidate a series of the Trust with a series of another trust, to convert a class of shares into another class of shares of the same series, or to exchange shares of the Trust for shares of another trust. Unless expressly required by the 1940 Act, the Board, with written notice to the shareholders, may cause the above without a shareholder vote. While the Declaration of Trust of Trust V does not expressly provide for Trust mergers or consolidations, because shareholders have the power to vote only on specifically enumerated matters in contrast to the Trustees' plenary powers, the Trustees of Trust V will likely have the same powers as the Trustees of Nations Trust to cause the transactions described above.

   A committee formed by the Trustees of Nations Trust has the authority of the Board of Trustees except with respect to: approving any action which, under applicable law, requires shareholder approval or Board approval; filling vacancies on the board or any committees; fixing compensation of the Trustees; amending or repealing the Declaration of Trust; amending or repealing any Board resolution that by its terms is not amendable or repealable; and appointing any other committee or committee members. The Declaration of Trust of Trust V does not so limit committees of its Trustees.

   Trustee Liability and Indemnification. Pursuant to Trust V's Declaration of Trust, the Trustees are not personally liable for claims against the Trust or for any neglect or wrongdoing of any officer, agent, employee, investment adviser, or principal underwriter of the Trust. Each Trustee is not responsible for the act or omission of any other Trustee and may be liable only by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Trust V will indemnify each of its Trustees and officers against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonably incurred by such person while in office or thereafter, by reason of the indemnified person's service as a Trustee or officer. Trust V will not indemnify its Trustees and officers against any liability to the Trust or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of a final decision on the merits by an adjudicating body that such person is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, indemnification will be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that such person is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (b) there has been obtained an opinion in writing of independent legal counsel that such indemnification would not protect such person against any liability to the Trust to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Legal expenses may be paid from time to time by Trust V in advance of the final disposition of any such proceeding if Trust V receives an undertaking by the indemnified person to reimburse Trust V in the event it is ultimately determined that the indemnified person is not entitled to such indemnification and (a) the indemnified person provides security for his undertaking, or (b) the Trust is insured against losses arising from such person's failure to fulfill his undertaking, or (c) a majority of the disinterested, non-party Trustees or an independent legal counsel, as expressed in a written opinion, determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnified person ultimately will be found entitled to indemnification.

   In actions other than by the Trust, Nations Trust indemnifies each person who is or has been a Trustee, officer, employee or other agent of the Trust against all amounts actually and reasonably incurred in connection with proceedings as a result of their being a Trustee, officer, employee or agent of the Trust if the person acted in good faith and reasonably believed: in the case of conduct in his official capacity as a Trustee, that his conduct was in the Trust's best interests; in all other cases, that his conduct was at least not opposed to the Trust's best interests; and in the case of criminal proceedings, that he had no reasonable cause to believe the conduct was unlawful.

   In actions by the Trust, Nations Trust indemnifies each person who is or has been a Trustee, officer, employee or other agent of the Trust against all amounts actually and reasonably incurred in connection with proceedings as a result of their being a Trustee, officer, employee or agent of the Trust if the person acted in good faith and in a manner that the person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

   Nations Trust will not indemnify a person for liabilities resulting from the following: willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct as an agent of the Trust; personal benefit being improperly received, whether or not benefit resulted from an action taken in the person's official capacity; breach of a duty to the Trust, unless as the result of certain disabling conduct; or amounts paid in settling or otherwise disposing of threatened or pending action without court approval, approval by a majority of disinterested Trustees, or a written opinion by legal counsel that indemnification is proper.

   Advances of expenses are provided for under Nations Trust's Declaration of Trust with requirements similar to those applicable to Trust V.

Changes to Charter Documents Resulting From Trust Reorganization.

   It currently is expected that, following the Merger, the Acquiring Fund be reorganized into a new series of Columbia Funds Trust IX ("Trust IX"). If the Trust Reorganization is effected, then the Acquiring Fund will be subject to new Charter Documents. The following is a summary of the significant differences between Trust V's Charter Documents and Trust IX's Charter Documents.

   Shareholder Voting Rights. Both the Trust V Charter Documents and Trust IX Charter Documents provide shareholders the power to vote (i) for the election or removal of Trustees, (ii) with respect to any termination of the Trust other than by the Trustees by written notice to shareholders, (iii) with respect to derivative actions, and (iv) with respect to any other matters required by law or by the organizational documents, or deemed desirable by the Board of Trustees. The Trust V Charter Documents also explicitly provide shareholders the power to vote with respect to any investment adviser and with respect to any amendment by the Trustees that requires shareholder authorization. Both sets of Charter Documents state that shareholders have the power to vote only on these matters.

   The Trust IX Charter Documents provide that no shareholder may bring a derivative action, proceeding or claim without first requesting the Trustees to bring or to maintain such action, proceeding or claim. They further state that such demand shall be excused only when the shareholder plaintiff makes a specific showing that irreparable injury to the Trust or series otherwise would result. The Trust V Charter Documents do not require such demand.

   The Trust IX Charter Documents provide that each whole share or fractional share outstanding on the record date is entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share or fractional share in U.S. dollars determined at the close of business on the record date. For example, a share having a net asset value of $10.50 would be entitled to 10.5 votes. The Trust V Charter Documents provide that on a record date, each outstanding share or fractional share is entitled to one vote or a proportional fractional vote.

   Notice to Shareholders. Both the Trust V Charter Documents and Trust IX Charter Documents provide that notice of shareholder meetings must be given not less than seven days in advance. The Trust IX Charter Documents state that this notice can be mailed, postage prepaid, or sent by facsimile or other electronic submission, whereas the Trust V Charter Documents require only that the notice be written.

   Trustee's Power to Amend Declaration of Trust. The Trust IX Charter Documents provide that the Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees, provided that, for non-ministerial amendments, notice is mailed to shareholders upon the same day such amendment is effective. The Trust V Charter Documents also provide that the Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees, but only when so authorized by vote of a majority of the shares entitled to vote with respect to such amendment. Notwithstanding the foregoing sentence, shareholder authorization is not required for amendments to change the name of the Trust, to supply any omission, to cure any ambiguity or to cure, to correct or to supplement any defective or inconsistent provision.

   Termination of Trust, Series or Class of Trust. Both the Trust V Charter Documents and the Trust IX Charter Documents provide that the Trustees may terminate the Trust or any series of the Trust without shareholder approval by written notice to the shareholders. The Trust V Charter Documents also allow the Trustees to terminate a class without shareholder approval by written notice to the shareholders.

   Merger or Consolidation of Trust or Series of Trust. The Trust IX Charter Documents provide that a consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without shareholder approval, unless otherwise required by law. Under the Trust V Charter Documents, the shareholders have no express right to vote on mergers or consolidations.

   Removal of Trustees. Both the Trust V Charter Documents and the Trust IX Charter Documents provide that a Trustee may be removed, with or without cause, by a majority of Trustees then in office. Under the Trust V Charter Documents, a Trustee may be removed, with or without cause, by a vote of two-thirds of the holders of outstanding shares at a meeting called for the purpose.

   Trustee and Officer Indemnification. The Trust IX Charter Documents provide that the Trust will indemnify each of its Trustees and officers who are not employees or officers of any investment adviser to the Trust or any affiliated person thereof and may indemnify each of its officers who are employees or officers of any investment adviser to the Trust or any affiliated person thereof against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees, reasonably incurred by such person while in office or thereafter, by reason of the indemnified person's service as a Trustee or officer. The Trust V Charter Documents provide for the same indemnification without limitation for employment or officer status with an investment advisor or affiliate. Neither Trust will indemnify its Trustees and officers against any liability to the Trust or to its shareholders to which he otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   The Trust IX Charter Documents provide that in the absence of a final decision on the merits by an adjudicating body that (i) an indemnifiable person has not acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust or (ii) such person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, indemnification will be provided if (a) approved, after notice of such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that such person has acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts to the effect that such person appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust to which such person otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust V Charter

Documents provide the same indemnification coverage in the absence of a final decision on the merits, but do not employ the good faith standard in addition to the liability standard.

   The Trust IX Charter Documents provide that the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

                                                 Filed pursuant to Rule 497(b).
                                                            File no. 333-125495

                            COLUMBIA FUNDS TRUST V

                      STATEMENT OF ADDITIONAL INFORMATION

                                 July 1, 2005

   This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of Nations California Municipal Bond Fund (the "Acquired Fund"), a series of Nations Funds Trust, into Columbia California Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust V. This SAI contains information which may be of interest to shareholders but which is not included in the combined Prospectus/Proxy Statement dated July 1, 2005 (the "Prospectus/Proxy Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

   This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-348-1468.

TABLE OF CONTENTS

  Additional Information about the Acquiring Fund........................  2
  Portfolio Manager......................................................  2
  Independent Registered Public Accounting Firm..........................  4
  Financial Statements...................................................  5
  Appendix A -- Statement of Additional Information of the Acquiring Fund 26

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

   Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated March 1, 2005, as revised July 12, 2005.

PORTFOLIO MANAGER

Other Accounts Managed by Portfolio Manager

   The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Acquiring Fund's portfolio manager managed as of the Acquiring Fund's fiscal year end.

                   Other SEC-registered open-end   Other pooled
 Portfolio Manager  and closed-end funds         investment vehicles    Other accounts
 ----------------- ----------------------------- ------------------- --------------------
                   Number of                     Number of           Number of
                   accounts         Assets       accounts    Assets  accounts    Assets
         -         ---------      ------------   ---------   ------  --------- ----------
    Gary Swayze...     4         $651 million        0        N/A        7     $2 million

   See "Potential Conflicts of Interest in Managing Multiple Accounts" below for information on how Columbia Management Advisors, Inc. ("Columbia"), the Acquiring Fund's investment adviser, addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

   The table below shows the dollar ranges of shares of the Acquiring Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio manager listed above at the end of the Acquiring Fund's most recent fiscal year:

                                Dollar Range of Equity Securities
              Portfolio Manager  in the Fund Beneficially Owned
              ----------------- ---------------------------------
                 Gary Swayze...               None

Compensation

   As of the Acquiring Fund's most recent fiscal year end, the portfolio manager received all of his compensation from Columbia and its parent company, Columbia Management Group, Inc., in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmark noted below, emphasizing the manager's three- and five-year performance. Columbia may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, when applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

                Portfolio Manager     Performance Benchmark
                ----------------- ------------------------------
                   Gary Swayze... Lehman Brothers Municipal Bond

   The size of the overall bonus pool each year is determined by Columbia Management Group, Inc. and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia's profitability for the year, which is influenced by assets under management.

Potential Conflicts of Interest in Managing Multiple Accounts

   Like other investment professionals with multiple clients, a portfolio manager for the Acquiring Fund may face certain potential conflicts of interest in connection with managing both the Acquiring Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia believes are faced by investment professionals at most major financial firms. Columbia and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

   The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

   These potential conflicts may include, among others:

  . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

  . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

   Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

   A potential conflict of interest may arise when the Acquiring Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Acquiring Fund as well as other accounts, Columbia's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Acquiring Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

   "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia and the Acquiring Fund's Trustees have adopted compliance procedures that provide that any transactions between the Acquiring Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

   Another potential conflict of interest may arise based on the different investment objectives and strategies of the Acquiring Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Acquiring Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Acquiring Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   The Acquiring Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Acquiring Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Columbia and its affiliates.

   The Acquiring Fund's portfolio manager may also face other potential conflicts of interest in managing the Acquiring Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Acquiring Fund and other accounts. In addition, the Acquiring Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia, including the Acquiring Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Acquiring Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is Independent Registered Public Accounting Firm to the Acquiring Fund and to the Acquired Fund, providing audit and tax return review of various Securities and Exchange Commission filings. The Report of Independent
Registered Public Accounting Firm, Financial Highlights and Financial
Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2004, and the Report of Independent Registered

Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquired Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2005, are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund and for the Acquired Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

   Pro forma financial statements of the Acquiring Fund for the Merger are provided on the following pages.

   The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of November 1, 2003 and the unaudited pro forma combining statement of operations for the twelve months ended October 31, 2004 presents the results of operations of the Acquiring Fund as if the Merger had been consummated at November 1, 2003. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the Merger been consummated at November 1, 2003. These historical statements have been derived from the Acquiring Fund and the Acquired Fund's books and records utilized in calculating daily net asset value at October 31, 2004, and for the twelve month period then ended.

   The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquiring Fund for pre-Merger periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Fund in carrying out its obligations under the Agreement and Plan of Reorganization.

   The unaudited pro forma combining financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund and the Acquired Fund incorporated by reference in this SAI.

Pro Forma Combining
Portfolio of Investments
As of October 31, 2004 (unaudited)
--------------------------------------------------------------------------------

                                                                                                           Columbia California
                                                   Nations California    Columbia California                 Tax-Exempt Fund
                                                  Municipal Bond Fund      Tax-Exempt Fund                      Pro Forma
                                                      Target Fund          Acquiring Fund     Compliance         Combined
                                                 ---------------------- --------------------- ----------- ----------------------
                                                              Market                 Market                            Market
                                                    Par       Value        Par       Value    Adjustments    Par       Value
                                                 ---------- ----------- ---------- ---------- ----------- ---------- -----------
Municipal Bonds........................... 98.1%
Air Transportation........................  3.1%
CA CMNTYS DEV-UTD AIR 6.25 10/1/2035 (d)
 (g)......................................                              $2,000,000 $  361,980     $--     $2,000,000 $   361,980
CA ARPT SAN DIEGO 5.5 11/1/2005...........       $2,000,000 $ 2,070,080                            --      2,000,000   2,070,080
ORANGE CNTY ARPT-REF 5.5 7/1/2010.........        3,000,000   3,265,170                            --      3,000,000   3,265,170
SAN FRAN ARPT-16A-AMT 5.5 5/1/2007........        2,365,000   2,542,068                            --      2,365,000   2,542,068
SAN FRAN ARPT AMT-10A 5.7 5/1/2026........        3,000,000   3,162,930                            --      3,000,000   3,162,930
SAN FRANCISCO ARPT-B 5 5/1/2021...........        2,250,000   2,363,288                            --      2,250,000   2,363,288
SAN FRANCISCO REF-2ND 5 5/1/2017..........        2,000,000   2,169,160                            --      2,000,000   2,169,160
                                                            -----------            ----------                        -----------
Air Transportation Totals.................                   15,572,695               361,980                         15,934,675
                                                            -----------            ----------                        -----------
Continuing Care Requirement
ABAG FIN NONPROFIT 5.375 2/15/2019........  1.6%                         1,700,000  1,744,999      --      1,700,000   1,744,999
ABAG FIN-ESKATON GOLD 6.375 11/15/2028....                               1,400,000  1,418,466      --      1,400,000   1,418,466
CA DEV ESKATON VLG 8.25 11/15/2031 (b)....                               2,500,000  2,740,525      --      2,500,000   2,740,525
RIVERSIDE CNTY FING 5.75 5/15/2019........                               2,000,000  2,077,060      --      2,000,000   2,077,060
                                                            -----------            ----------                        -----------
Continuing Care Requirement Totals........                           --             7,981,050                          7,981,050
                                                            -----------            ----------                        -----------
Disposal..................................  0.8%
CA DEV-A-DISPOSAL 4.95 12/1/2012 (d)......                               2,000,000  2,114,700      --      2,000,000   2,114,700
SUNNYVALE SLD WST-REF 5.5 10/1/2015 (d)...                               1,695,000  1,880,128      --      1,695,000   1,880,128
                                                            -----------            ----------                        -----------
Disposal Totals...........................                           --             3,994,828                          3,994,828
                                                            -----------            ----------                        -----------
Education.................................  1.7%
CA EDL REF-SANTA UNV 5.25 9/1/2017........                               1,000,000  1,151,690      --      1,000,000   1,151,690
CA EDL-B-POOLED CLG 6.625 6/1/2020........                               1,000,000  1,107,960      --      1,000,000   1,107,960
CA ED FACS 0 10/1/2015 (a)................                               1,265,000    801,681      --      1,265,000     801,681
CA STWIDE DEV-SAN FRN 7.375 4/1/2032......                               2,000,000  2,063,980      --      2,000,000   2,063,980
CA EDL-CLG & UNIV-B 5.25 4/1/2024.........        1,000,000   1,010,810                            --      1,000,000   1,010,810
CA EDL-A-UNIV S CA 5 10/1/2033............        2,500,000   2,565,575                            --      2,500,000   2,565,575
                                                            -----------            ----------                        -----------
Education Totals..........................                    3,576,385             5,125,311                          8,701,696
                                                            -----------            ----------                        -----------
Hospital..................................  5.7%
CA HLTH FACS-A-CEDARS 6.125 12/1/2019.....        3,500,000   3,849,195                            --      3,500,000   3,849,195
CA HLTH REF-MARK TWAI 6 7/1/2016..........        5,000,000   5,413,850                            --      5,000,000   5,413,850

                                                                                                           Columbia California
                                                   Nations California    Columbia California                 Tax-Exempt Fund
                                                  Municipal Bond Fund      Tax-Exempt Fund                      Pro Forma
                                                      Target Fund          Acquiring Fund     Compliance         Combined
                                                 ---------------------- --------------------- ----------- ----------------------
                                                              Market                 Market                            Market
                                                    Par       Value        Par       Value    Adjustments    Par       Value
                                                 ---------- ----------- ---------- ---------- ----------- ---------- -----------
CA INFRA KAISER-A-LLC 5.55 8/1/2031.......       $2,500,000 $ 2,604,975                           $--     $2,500,000 $ 2,604,975
CA STWD CMNTYS COPS 5.5 8/15/2019.........        1,835,000   2,040,098                            --      1,835,000   2,040,098
CA DEV COPS REG LINKD 5.4 11/1/2015.......        2,500,000   2,527,775                            --      2,500,000   2,527,775
CA DEV-JOHN MUIR/MT D 5.125 8/15/2017.....        3,300,000   3,580,137                            --      3,300,000   3,580,137
TORRANCE HOSP-A-TORRA 5.5 6/1/2031........        1,000,000   1,040,170                            --      1,000,000   1,040,170
TRI CITY HOSP INSD 6 2/1/2022.............        1,000,000   1,011,400                            --      1,000,000   1,011,400
ABAG FIN SAN DIEGO-A 6.125 8/15/2020......                              $1,250,000 $1,345,975      --      1,250,000   1,345,975
ABAG FIN-C-SAN DIEGO 5.375 3/1/2021.......                               1,000,000  1,029,140      --      1,000,000   1,029,140
CA HLTH-A-STANFORD 5 11/15/2012...........                                 500,000    542,435      --        500,000     542,435
CA HLTH WEST-SER I 4.95 7/1/2026 (c)......                               1,000,000  1,046,100      --      1,000,000   1,046,100
CA STWD CATHOLIC HLTH 6.5 7/1/2020........                               1,500,000  1,669,815      --      1,500,000   1,669,815
RIVERSIDE LEASING-B 5.7 6/1/2016..........                               1,000,000  1,157,510      --      1,000,000   1,157,510
                                                            -----------            ----------                        -----------
Hospital Totals...........................                   22,067,600             6,790,975                         28,858,575
                                                            -----------            ----------                        -----------
Hotels....................................  0.7%
SACRAMENTO FING-A-CON 6.25 1/1/2030.......                               3,500,000  3,540,285      --      3,500,000   3,540,285
                                                            -----------            ----------                        -----------
Hotels Total..............................                           --             3,540,285                          3,540,285
                                                            -----------            ----------                        -----------
Independent Power Producer................  0.8%
SACRAMENTO PWR AUTH 5.875 7/1/2015........        2,900,000   3,034,937                            --      2,900,000   3,034,937
PR INDL-COGEN FAC-AES 6.625 6/1/2026 (d)..                                 795,000    860,071      --        795,000     860,071
                                                            -----------            ----------                        -----------
Independent Power Producer Totals.........                    3,034,937               860,071                          3,895,008
                                                            -----------            ----------                        -----------
Investor Owned............................  1.2%
CA PCR STHN EDISON-B 6.4 12/1/2024........        1,000,000   1,002,600                            --      1,000,000   1,002,600
CHULA VISTA DEV ADJ-B 5.5 12/1/2021.......        2,000,000   2,128,760                            --      2,000,000   2,128,760
CA PCR RF-SD GAS-A-AM 5.9 6/1/2014........                               2,650,000  3,144,225      --      2,650,000   3,144,225
                                                            -----------            ----------                        -----------
Investor Owned Totals.....................                    3,131,360             3,144,225                          6,275,585
                                                            -----------            ----------                        -----------
Joint Power Producer......................  0.2%
MSR PUB PWR-REF-I 5 7/1/2012..............        1,000,000   1,101,020                            --      1,000,000   1,101,020
                                                            -----------            ----------                        -----------
Joint Power Producer Totals...............                    1,101,020                    --                          1,101,020
                                                            -----------            ----------                        -----------
Local Appropriated........................  9.6%
BODEGA BAY FIRE PJ 6.45 10/1/2031.........        1,185,000   1,245,968                            --      1,185,000   1,245,968
ESCONDIDO PWRS CA CTR 6 9/1/2018..........        3,000,000   3,162,870                            --      3,000,000   3,162,870
FOOTHILL ETC CLG-REF 5 9/1/2017...........        1,100,000   1,193,962                            --      1,100,000   1,193,962
L A EXHIB CTR REF-A 6 8/15/2010...........        3,000,000   3,479,610                            --      3,000,000   3,479,610

                                                                                                            Columbia California
                                                     Nations California   Columbia California                 Tax-Exempt Fund
                                                    Municipal Bond Fund     Tax-Exempt Fund                      Pro Forma
                                                        Target Fund          Acquiring Fund     Compliance        Combined
                                                    -------------------- ---------------------- ----------- --------------------
                                                                Market                Market                            Market
                                                       Par      Value       Par       Value     Adjustments    Par      Value
                                                    --------- ---------- ---------- ----------- ----------- --------- ----------
L A PUB WKS-A-REGL PK 5.5 10/1/2008.......            650,000    711,230                            --        650,000    711,230
L A PUB WKS-FACS VI-A 5.625 5/1/2026......          2,500,000  2,746,875                            --      2,500,000  2,746,875
MONTEREY COPS-MASTER 5 8/1/2032...........          2,000,000  2,035,640                            --      2,000,000  2,035,640
SARAMENTO FING-A-CITY 5 12/1/2032.........          1,500,000  1,530,225                            --      1,500,000  1,530,225
SAN JOAQUIN COPS FAC 5.5 11/15/2013.......          1,750,000  2,017,120                            --      1,750,000  2,017,120
SAN MATEO JT PWR-CAP 5.125 7/15/2032......          2,000,000  2,076,960                            --      2,000,000  2,076,960
ALAMEDA COP CAB 0 6/15/2014 (a)...........                               $2,185,000 $ 1,477,563     --      2,185,000  1,477,563
ANAHEIM FING IMPT-C 6 9/1/2014 (f)........                                3,500,000   4,194,750     --      3,500,000  4,194,750
COMPTON COPS REF-A-CI 5.5 9/1/2015........                                3,000,000   3,127,620     --      3,000,000  3,127,620
L A SCHS CAB-POOLED-A 0 8/1/2016 (a)......                                1,945,000   1,170,093     --      1,945,000  1,170,093
L A SCHS CAB-POOLED-A 0 8/1/2017 (a)......                                1,980,000   1,125,194     --      1,980,000  1,125,194
MODESTO COPS REFING-A 5 11/1/2023.........                                2,235,000   2,448,979     --      2,235,000  2,448,979
ORANGE WTR COPS SER B 5.375 8/15/2018.....                                  515,000     572,278     --        515,000    572,278
RIDGECREST COP 6.25 3/1/2026..............                                1,500,000   1,607,325     --      1,500,000  1,607,325
SACRAMENTO FING REF-A 5.375 11/1/2014.....                                1,100,000   1,268,025     --      1,100,000  1,268,025
SANTA ANA FIN POLICE 6.25 7/1/2018........                                6,035,000   7,497,401     --      6,035,000  7,497,401
VICTOR SD REFING PJ 6.45 5/1/2018.........                                3,345,000   4,210,586     --      3,345,000  4,210,586
                                                              ----------            -----------                       ----------
Local Appropriated Totals.................                    20,200,460             28,699,814                       48,900,274
                                                              ----------            -----------                       ----------
Local General Obligation..................  13.8%
CABRILLO USD CAB-A 0 8/1/2015 (a).........                                3,000,000   1,914,480     --      3,000,000  1,914,480
CENTRAL VLY SD REF-A 6.45 2/1/2018........                                1,000,000   1,243,680     --      1,000,000  1,243,680
CLOVIS USD-CABS-A 0 8/1/2016 (a)..........                                3,000,000   1,810,590     --      3,000,000  1,810,590
CORONA ETC USD-SER C 0 9/1/2017...........                                1,000,000     569,040     --      1,000,000    569,040
EAST WHITTIER SD-A 5.75 8/1/2017..........                                1,675,000   1,979,147     --      1,675,000  1,979,147
FILLMORE USD-CABS-A 0 7/1/2011 (a)........                                  950,000     747,764     --        950,000    747,764
FILLMORE USD-CABS-A 0 7/1/2012 (a)........                                  980,000     733,618     --        980,000    733,618
FILLMORE USD-CABS-A 0 7/1/2017 (a)........                                  650,000     372,593     --        650,000    372,593
FRESNO USD-REF-A 6 2/1/2019...............                                2,480,000   3,039,116     --      2,480,000  3,039,116
JEFFERSON UHSD REF-A 6.45 8/1/2025........                                1,000,000   1,279,270     --      1,000,000  1,279,270
LAS VIRGENES SD-CAB 0 11/1/2020 (a).......                                1,205,000     570,194     --      1,205,000    570,194

                                                                         Columbia                    Columbia California
                                               Nations California     California Tax-                  Tax-Exempt Fund
                                              Municipal Bond Fund       Exempt Fund                       Pro Forma
                                                  Target Fund         Acquiring Fund    Compliance        Combined
                                             ---------------------- ------------------- ----------- ---------------------
                                                          Market               Market                            Market
                                                Par       Value        Par     Value    Adjustments    Par       Value
                                             ---------- ----------- --------- --------- ----------- ---------- ----------
LOS ANGELES-SER B 5.25 9/1/2014...........   $1,500,000 $ 1,696,710                         $--     $1,500,000 $1,696,710
LOS ANGELES USD-E 5.5 7/1/2017............                          2,000,000 2,271,320      --      2,000,000  2,271,320
LOS ANGELES USD-REF 5.75 7/1/2016.........                          2,500,000 2,989,950      --      2,500,000  2,989,950
MANHATTAN BCH SD-CAB 0 9/1/2025 (a).......                          3,000,000 1,033,440      --      3,000,000  1,033,440
MODESTO HSD-CABS-A 0 8/1/2016 (a).........                          1,500,000   906,540      --      1,500,000    906,540
MORGAN HILL USD CAB 0 8/1/2021 (a)........                          2,010,000   906,410      --      2,010,000    906,410
NEW HAVEN USD-REF 12 8/1/2017.............                          1,565,000 2,785,606      --      1,565,000  2,785,606
OXNARD UHSD-REF-A 5.65 2/1/2017...........                            960,000 1,127,501      --        960,000  1,127,501
POMONA USD REF SER A 5.9 2/1/2016.........                            845,000 1,016,374      --        845,000  1,016,374
REDWOOD CITY SD CABS 0 8/1/2018 (a).......                          2,385,000 1,286,183      --      2,385,000  1,286,183
ROCKLIN USD-CABS-C 0 7/1/2020 (a).........                          6,920,000 3,292,536      --      6,920,000  3,292,536
ROCKLIN SD-2002 0 8/1/2017 (a)............                          2,000,000 1,141,680      --      2,000,000  1,141,680
SAN JUAN USD-CABS 0 8/1/2015 (a)..........                          2,760,000 1,761,322      --      2,760,000  1,761,322
SAN MARINO USD SER B 5 6/1/2023...........                          1,000,000 1,095,680      --      1,000,000  1,095,680
SANGER UNI SD REF 5.35 8/1/2015...........                          1,500,000 1,704,150      --      1,500,000  1,704,150
SIMI VY USD CTFS REF 5.25 8/1/2022........                            925,000 1,048,127      --        925,000  1,048,127
UNION SD CAB-SER A 0 9/1/2019 (a).........                          1,750,000   887,548      --      1,750,000    887,548
UPLAND USD-5.125 8/1/2025.................                            750,000   793,013      --        750,000    793,013
W CONTRA COSTA USD-RF 5.3 2/1/2016........                          1,275,000 1,465,141      --      1,275,000  1,465,141
W COVINA USD REF-A 5.25 2/1/2019..........                            725,000   831,213      --        725,000    831,213
YUBA CITY SD-CABS 0 9/1/2020 (a)..........                          2,385,000 1,137,407      --      2,385,000  1,137,407
E SIDE UHSD-REF-B 5.25 8/1/2026...........    2,010,000   2,232,507                          --      2,010,000  2,232,507
FRESNO SD-REF-B 5 2/1/2019................    2,575,000   2,849,598                          --      2,575,000  2,849,598
LAFAYETTE-ELEC 1995 5.125 7/15/2025.......    1,995,000   2,111,408                          --      1,995,000  2,111,408
LARKSPUR SD-SER A 5.25 8/1/2025...........    3,050,000   3,262,189                          --      3,050,000  3,262,189
LOMPOC USD-2002-A 5 8/1/2027..............    4,065,000   4,210,486                          --      4,065,000  4,210,486
OAK PARK USD-CABS 0 5/1/2014..............    2,095,000   1,426,674                          --      2,095,000  1,426,674
SAN DIEGO CLG 2002-A 5 5/1/2022...........    1,000,000   1,061,130                          --      1,000,000  1,061,130
SARATOGA-CMNTY LIBR 5.25 8/1/2031.........    2,000,000   2,106,660                          --      2,000,000  2,106,660
TAHOE TRUCKEE USD-1A 0 8/1/2023...........    3,780,000   1,495,633                          --      3,780,000  1,495,633
TAHOE TRUCKEE #2-A 0 8/1/2024.............    2,965,000   1,095,508                          --      2,965,000  1,095,508
W CONTRA COSTA USD-RF 5.6 2/1/2020........    1,610,000   1,905,999                          --      1,610,000  1,905,999

                                                                                                            Columbia California
                                                   Nations California    Columbia California                  Tax-Exempt Fund
                                                  Municipal Bond Fund      Tax-Exempt Fund                       Pro Forma
                                                      Target Fund           Acquiring Fund     Compliance         Combined
                                                 ---------------------- ---------------------- ----------- ----------------------
                                                              Market                 Market                             Market
                                                    Par       Value        Par       Value     Adjustments    Par       Value
                                                 ---------- ----------- ---------- ----------- ----------- ---------- -----------
WESTWOOD UNI SCH DIST 6.5 8/1/2021........       $1,025,000 $ 1,074,538                            $--     $1,025,000 $ 1,074,538
                                                            -----------            -----------                        -----------
Local General Obligation Totals...........                   26,529,040            $43,740,629                         70,269,669
                                                            -----------            -----------                        -----------
Multi-Family..............................  4.6%
ABAG MFH REF-A-UTD DO 6.4 8/15/2030.......        2,000,000   2,183,480                             --      2,000,000   2,183,480
ABAG MFH-REF-B-DOMINI 6.25 8/15/2030......        2,000,000   2,187,760                             --      2,000,000   2,187,760
CA HFA RENTAL HSG-B 6.7 8/1/2015..........        1,510,000   1,512,371                             --      1,510,000   1,512,371
CA HSG AMT-I-HOME MTG 5.65 8/1/2017.......        1,210,000   1,269,000                             --      1,210,000   1,269,000
CA HFA-AMT-F3-RMK 06/6.1 8/1/2015.........        1,620,000   1,665,878                             --      1,620,000   1,665,878
CA STWD REF-A-4-IRVIN 5.25 5/15/2025......        6,000,000   6,297,120                             --      6,000,000   6,297,120
CA MFH REF-E-ARCHSTON 5.3 6/1/2029........        2,000,000   2,125,920                             --      2,000,000   2,125,920
CA MFH-SR-QUAIL-E-1 5.375 7/1/2032........        2,000,000   2,012,580                             --      2,000,000   2,012,580
DALY CITY HSG SR-A-FR 5.85 12/15/2032.....        2,000,000   2,078,820                             --      2,000,000   2,078,820
MUNIMAE TE BD-A2-PERP 4.9 9/30/2014.......        2,000,000   2,014,100                             --      2,000,000   2,014,100
                                                            -----------            -----------                        -----------
Multi-Family Totals.......................                   23,347,029                     --                         23,347,029
                                                            -----------            -----------                        -----------
Municipal Electric........................  5.4%
CENTRAL VY FIN CARSON 6 7/1/2009..........        1,710,000   1,763,010                             --      1,710,000   1,763,010
CENT VY FING REF-CARS 5.25 7/1/2012.......        1,615,000   1,774,417                             --      1,615,000   1,774,417
PR ELEC PWR AUTH 5.25 7/1/2029............        5,000,000   5,300,500                             --      5,000,000   5,300,500
SACRAMENTO MUD SER K 5.25 7/1/2024........        2,220,000   2,488,465                             --      2,220,000   2,488,465
SACRAMENTO MUD SER N 5 8/15/2028..........        2,000,000   2,054,320                             --      2,000,000   2,054,320
SACRAMENTO UTIL-REF-P 5.25 8/15/2020......        1,000,000   1,098,370                             --      1,000,000   1,098,370
SOUTHN CA PWR AUTH 6.75 7/1/2013..........        4,000,000   4,858,000                             --      4,000,000   4,858,000
STHN CALIF PWR-A-1 5 7/1/2025.............        1,000,000   1,042,810                             --      1,000,000   1,042,810
WALNUT ENERGY CTR-A 5 1/1/2016............        1,000,000   1,098,650                             --      1,000,000   1,098,650
PR ELEC PWR CAB-O 0 7/1/2017 (a)..........                              $2,490,000   1,524,378      --      2,490,000   1,524,378
SACRAMENTO MUD REF-G 6.5 9/1/2013.........                               1,500,000   1,805,355      --      1,500,000   1,805,355
SACRAMENTO MUD SER K 5.7 7/1/2017.........                               1,900,000   2,253,970      --      1,900,000   2,253,970
TURLOCK IRR REF-A 6 1/1/2012..............                                 500,000     586,265      --        500,000     586,265
                                                            -----------            -----------                        -----------
Municipal Electric Totals.................                   21,478,541              6,169,968                         27,648,509
                                                            -----------            -----------                        -----------
Ports.....................................  0.9%
LONG BEACH HBR-A 5.375 5/15/2024..........        3,000,000   3,143,400                             --      3,000,000   3,143,400

                                                                                                           Columbia California
                                                Nations California     Columbia California                   Tax-Exempt Fund
                                                Municipal Bond Fund      Tax-Exempt Fund                        Pro Forma
                                                    Target Fund          Acquiring Fund      Compliance         Combined
                                               --------------------- ----------------------- ----------- -----------------------
                                                            Market                 Market                              Market
                                                  Par       Value        Par       Value     Adjustments     Par       Value
                                               ---------- ---------- ----------- ----------- ----------- ----------- -----------
PORT OAKLAND PORT-H 5.5 11/1/2015.......       $1,500,000 $1,617,735                             $--     $ 1,500,000 $ 1,617,735
                                                          ----------             -----------                         -----------
Ports Totals............................                   4,761,135             $        --                           4,761,135
                                                          ----------             -----------                         -----------
Prep School.............................  0.4%
CA STWD CMNTY DEV COP 6 8/1/2028 (b)....                             $ 1,805,000   1,880,413      --       1,805,000   1,880,413
                                                          ----------             -----------                         -----------
Prep School Totals......................                          --               1,880,413                           1,880,413
                                                          ----------             -----------                         -----------
Recreation..............................  0.6%
DEL MAR RACE TRACK RF 6 8/15/2006.......          300,000    308,739                              --         300,000     308,739
DEL MAR RACE TRACK RF 6.2 8/15/2011.....        1,000,000  1,067,690                              --       1,000,000   1,067,690
DEL MAR RACE TRACK RF 6 8/15/2008.......        1,400,000  1,492,470                              --       1,400,000   1,492,470
                                                          ----------             -----------             ----------- -----------
Recreation Totals.......................                   2,868,899                      --                           2,868,899
                                                          ----------             -----------                         -----------
Refunded/Escrowed (e)................... 10.8%
ANAHEIM UHSD-A 5 8/1/2025...............        2,000,000  2,082,000                              --       2,000,000   2,082,000
CA HLTH-A-KAISER PERM 5 6/1/2024........        3,000,000  3,218,220                              --       3,000,000   3,218,220
CA HLTH-B-KAISER PERM 5.25 10/1/2013....        1,000,000  1,106,040                              --       1,000,000   1,106,040
FOOTHILL TOLL-SR-A 6 1/1/2016...........        2,000,000  2,317,580                              --       2,000,000   2,317,580
INLAND EMPIRE WST-B 6.25 8/1/2011.......        2,000,000  2,266,740                              --       2,000,000   2,266,740
MANHATTAN BCH USD-A 5.75 8/1/2020.......        1,115,000  1,170,505                              --       1,115,000   1,170,505
METRO WTR-PREREF-A 5 7/1/2026...........          815,000    893,713                              --         815,000     893,713
MET WTR PREREF-2004-A 5 7/1/2026........          695,000    762,123                              --         695,000     762,123
MET WTR UNREF-2004-A 5 7/1/2026.........          490,000    501,618                              --         490,000     501,618
METRO WTR-ETM-SER A 5.75 7/1/2021.......        2,865,000  3,336,837                              --       2,865,000   3,336,837
PLEASANTON MTG MULTI 0 10/1/2016........        5,270,000  3,195,728                              --       5,270,000   3,195,728
PR INFRASTRUCTURE-A 5.5 10/1/2032.......        1,500,000  1,642,710                              --       1,500,000   1,642,710
PR PUB FIN PREREF-E 5.5 8/1/2029........        1,520,000  1,735,171                              --       1,520,000   1,735,171
SAN JOAQUIN HLLS CONV 7.4 1/1/2007......        1,455,000  1,622,922                              --       1,455,000   1,622,922
SAN JOSE REDEV-PREREF 6 8/1/2015........        1,405,000  1,718,905                              --       1,405,000   1,718,905
CA EDL FAC-B POOL CLG 6.3 4/1/2021......                               1,000,000   1,116,660      --       1,000,000   1,116,660
CA ST-PREREF 5.75 3/1/2009..............           10,000     10,236                              --          10,000      10,236
CA PREREF-1999 5.75 3/1/2009............           20,000     20,472                              --          20,000      20,472
CENTRAL UNI SD CAP 0 3/1/2018 (a).......                              20,065,000  11,228,173      --      20,065,000  11,228,173
POMONA SFM GNMA/FHL-B 7.5 8/1/2023......                               1,000,000   1,352,790      --       1,000,000   1,352,790
REDDING ELEC REG RIBS 9.866 7/1/2022 (c)                                 750,000   1,127,760      --         750,000   1,127,760

                                                                                                            Columbia California
                                                 Nations California     Columbia California                   Tax-Exempt Fund
                                                Municipal Bond Fund       Tax-Exempt Fund                        Pro Forma
                                                    Target Fund           Acquiring Fund      Compliance         Combined
                                               ---------------------- ----------------------- ----------- -----------------------
                                                            Market                  Market                              Market
                                                  Par       Value         Par       Value     Adjustments     Par       Value
                                               ---------- ----------- ----------- ----------- ----------- ----------- -----------
RIVERSIDE FIN UNREF-A 8 2/1/2018........                              $    20,000 $    20,081     $--     $    20,000 $    20,081
RIVERSIDE SFM GNMA A 7.8 5/1/2021 (d)...                                2,500,000   3,504,550      --       2,500,000   3,504,550
SAN JOAQUIN SR LIEN 0 1/1/2020 (a)......                               15,400,000   7,839,524      --      15,400,000   7,839,524
WHISMAN SD CAB-SER A 0 8/1/2016 (a).....                                1,645,000   1,010,326      --       1,645,000   1,010,326
                                                          -----------             -----------                         -----------
Refunded/Escrowed Totals................                  $27,601,519              27,199,864                          54,801,383
                                                          -----------             -----------                         -----------
Single Family...........................  1.1%
CA SFM AMT-B3-I-RMKT 5.4 8/1/2028.......       $1,005,000   1,028,979                              --       1,005,000   1,028,979
CA SFM AMT-A1-CLASS I 5.95 8/1/2016 (d).                                3,000,000   3,155,220      --       3,000,000   3,155,220
CA SFM MTG BKD SER B 7.75 9/1/2026 (d)..                                   30,500      30,614      --          30,500      30,614
CA SFM MTG BKD-A-2 7 9/1/2029 (d).......                                  500,000     501,600      --         500,000     501,600
CA SFM MTG BKD-B-5 6.35 12/1/2029 (d)...                                  365,000     365,905      --         365,000     365,905
CA SFM MTG BKD-SER B 7.3 6/1/2031 (d)...                                  325,000     338,348      --         325,000     338,348
CA SFM-D-MTG BKD SECS 7.1 6/1/2031 (d)..                                  285,000     285,935      --         285,000     285,935
STOCKTON SFM-A 7.4 8/1/2005 (d).........                                    5,000       5,014      --           5,000       5,014
                                                          -----------             -----------                         -----------
Single Family Totals....................                    1,028,979               4,682,636                           5,711,615
                                                          -----------             -----------                         -----------
Special Non-Property Tax................  2.5%
CAPISTRANO USD #98-2 5.75 9/1/2029......        1,500,000   1,532,145                              --       1,500,000   1,532,145
L A CNTY TRN PROP C-A 5.25 7/1/2030.....        3,000,000   3,161,280                              --       3,000,000   3,161,280
L A MET TRANSN-REF-A 5 7/1/2012.........                                  500,000     558,975      --         500,000     558,975
PR HWY/TRN SER Y 6.25 7/1/2012..........                                3,000,000   3,627,030      --       3,000,000   3,627,030
PR HWY-E 5.5 7/1/2014...................                                2,000,000   2,343,620      --       2,000,000   2,343,620
SAN DIEGO REDV-CAB 0 9/1/2020 (a).......                                3,630,000   1,717,789      --       3,630,000   1,717,789
                                                          -----------             -----------                         -----------
Special Non-Property Tax Totals.........                    4,693,425               8,247,414                          12,940,839
                                                          -----------             -----------                         -----------
Special Property Tax.................... 11.4%
LANCASTER FING #5&6 5.125 2/1/2017......        1,270,000   1,429,588                              --       1,270,000   1,429,588
OCEANSIDE FACS-#00-1 5.875 9/1/2034.....        1,000,000   1,009,200                              --       1,000,000   1,009,200
SAN JOSE REDEV-UNREF 6 8/1/2015.........        2,790,000   3,354,947                              --       2,790,000   3,354,947
SULPHUR SPRGS USD-A 6 9/1/2033..........        1,500,000   1,510,515                              --       1,500,000   1,510,515
W COVINA REDEV RF-FAS 6 9/1/2017........        5,000,000   5,868,350                              --       5,000,000   5,868,350
CARSON IMPT ASM 92-1 7.375 9/2/2022.....                                  145,000     145,879      --         145,000     145,879
CERRITOS PUB FING-A 6.5 11/1/2023.......                                2,000,000   2,567,400      --       2,000,000   2,567,400

                                                                                                           Columbia California
                                                  Nations California    Columbia California                  Tax-Exempt Fund
                                                 Municipal Bond Fund      Tax Exempt Fund                       Pro Forma
                                                     Target Fund           Acquiring Fund     Compliance         Combined
                                                ---------------------- ---------------------- ----------- ----------------------
                                                             Market                 Market                             Market
                                                   Par       Value        Par       Value     Adjustments    Par       Value
                                                ---------- ----------- ---------- ----------- ----------- ---------- -----------
COSTA MESA FING-A 7.1 8/1/2021............                             $  845,000 $   849,208     $--     $  845,000 $   849,208
ELK GROVE SD REF-NO 1 0 12/1/2018 (a).....                              2,720,000   1,441,083      --      2,720,000   1,441,083
ELK GROVE SD REF-NO 1 6.5 12/1/2024.......                              4,055,000   5,201,916      --      4,055,000   5,201,916
INGLEWOOD REDEV-REF-A 5.25 5/1/2023.......                              1,000,000   1,127,340      --      1,000,000   1,127,340
L A REDV-TAX ALLOC-C 5.375 7/1/2018.......                              1,665,000   1,921,343      --      1,665,000   1,921,343
L A FING RF-SR LIEN-A 5.5 10/1/2018.......                              2,895,000   3,360,169      --      2,895,000   3,360,169
OAKDALE FING CENT CIT 5.375 6/1/2033......                              1,500,000   1,508,295      --      1,500,000   1,508,295
OAKLAND REDEV REF TAX 5.5 2/1/2014........                              8,400,000   9,725,856      --      8,400,000   9,725,856
ORANGE CMNTY FAC-99-1 6.7 8/15/2029.......                              2,000,000   2,202,320      --      2,000,000   2,202,320
ORANGE CNTY CFD 03-1 5.625 8/15/2034......                                850,000     863,753      --        850,000     863,753
REDWOOD CITY TAX-#1-B 5.95 9/1/2028.......                                750,000     778,598      --        750,000     778,598
RIVERSIDE FIN-A-REDEV 5.25 10/1/2016......                              3,120,000   3,214,474      --      3,120,000   3,214,474
SAN BERNARDINO PWRS-A 5.75 7/1/2014.......                                985,000   1,161,482      --        985,000   1,161,482
SAN CLEMENTE IMP-98-1 6.05 9/2/2028.......                              1,000,000   1,018,360      --      1,000,000   1,018,360
SAN MARCOS FACS REF 5.8 9/1/2018..........                              1,500,000   1,605,780      --      1,500,000   1,605,780
SANTA MARGARITA WTR-1 6.25 9/1/2029.......                              2,500,000   2,590,050      --      2,500,000   2,590,050
SANTA MARGARITA #99-1 6 9/1/2030..........                              1,000,000   1,016,880      --      1,000,000   1,016,880
SANTA MARGARITA IMP-B 7.25 8/1/2013.......                              2,000,000   2,562,460      --      2,000,000   2,562,460
                                                           -----------            -----------                        -----------
Special Property Tax Totals...............                 $13,172,600             44,862,646                         58,035,246
                                                           -----------            -----------                        -----------
State Appropriated........................ 2.3%
CA PUB WKS MENTAL-A 5.5 6/1/2019..........      $1,500,000   1,676,415                             --      1,500,000   1,676,415
PR PUB FIN UNREF-E 5.5 8/1/2029...........         480,000     508,483                             --        480,000     508,483
CA PUB WKS REF PRISON 5.25 12/1/2013......                              2,500,000   2,844,900      --      2,500,000   2,844,900
CA PUB WKS REF PRISON 5 12/1/2019 (f).....                              6,000,000   6,610,260      --      6,000,000   6,610,260
                                                           -----------            -----------                        -----------
State Appropriated Totals.................                   2,184,898              9,455,160                         11,640,058
                                                           -----------            -----------                        -----------
State General Obligations................. 6.7%
CALIFORNIA 10 2/1/2010....................                              2,000,000   2,670,100      --      2,000,000   2,670,100
CALIFORNIA 5.5 4/1/2012...................                              2,770,000   3,168,215      --      2,770,000   3,168,215
CA ST 5.25 2/1/2020.......................                              1,250,000   1,398,163      --      1,250,000   1,398,163
CA ST 5 2/1/2033..........................                              1,000,000   1,019,980      --      1,000,000   1,019,980
CA ST 5.25 4/1/2034.......................                              1,500,000   1,568,910      --      1,500,000   1,568,910
PUERTO RICO 5.65 7/1/2015.................                              1,000,000   1,182,550      --      1,000,000   1,182,550
PUERTO RICO MBIA-IBC 6.5 7/1/2014.........                              2,000,000   2,509,180      --      2,000,000   2,509,180
PR AQUEDUCT REF-MBIA 6.25 7/1/2013........                              2,750,000   3,355,028      --      2,750,000   3,355,028

                                                                                                           Columbia California
                                                  Nations California    Columbia California                  Tax-Exempt Fund
                                                 Municipal Bond Fund      Tax Exempt Fund                       Pro Forma
                                                     Target Fund           Acquiring Fund     Compliance         Combined
                                                ---------------------- ---------------------- ----------- ----------------------
                                                             Market                 Market                             Market
                                                   Par       Value        Par       Value     Adjustments    Par       Value
                                                ---------- ----------- ---------- ----------- ----------- ---------- -----------
PR BLDGS-REF-C-GOVT 5.5 7/1/2014..........                             $  500,000 $   571,060     $--     $  500,000 $   571,060
CALIFORNIA 6.6 2/1/2010...................      $1,675,000 $ 1,962,514                             --      1,675,000   1,962,514
CALIFORNIA 5.5 4/1/2013...................       1,000,000   1,143,200                             --      1,000,000   1,143,200
CA UNREF BAL-1999 5.75 3/1/2009...........          65,000      66,437                             --         65,000      66,437
CALIFORNIA 5.25 9/1/2030..................       2,600,000   2,740,244                             --      2,600,000   2,740,244
CALIFORNIA 5.625 5/1/2026.................       3,000,000   3,278,730                             --      3,000,000   3,278,730
PR COMWLTH-UNREF-A 5.375 7/1/2028.........       1,940,000   2,038,824                             --      1,940,000   2,038,824
PR COMWLTH-IMPT-A 5.25 7/1/2021...........       2,000,000   2,147,300                             --      2,000,000   2,147,300
PR COMWLTH-IMPT-A 5.25 7/1/2022...........       2,000,000   2,137,500                             --      2,000,000   2,137,500
GOLDEN ST TOB SEC-A1 6.25 6/1/2033........       1,000,000     953,950                             --      1,000,000     953,950
                                                           -----------            -----------                        -----------
State General Obligations Totals..........                  16,468,699             17,443,185                         33,911,884
                                                           -----------            -----------                        -----------
Tobacco................................... 0.4%
GOLDEN TOB SETTLMT-B 5 6/1/2012...........                              1,800,000   1,939,950      --      1,800,000   1,939,950
                                                           -----------            -----------                        -----------
Tobacco Totals............................                          --              1,939,950                          1,939,950
                                                           -----------            -----------                        -----------
Toll Facilities........................... 1.6%
FOOTHILL ETC TOLL 5.125 1/15/2015.........       2,000,000   2,178,820                             --      2,000,000   2,178,820
FOOTHILL ETC TOLL 5.75 1/15/2040..........       4,000,000   4,044,280                             --      4,000,000   4,044,280
FOOTHILL TOLL-SR-A 5 1/1/2035.............       2,000,000   2,050,360                             --      2,000,000   2,050,360
                                                           -----------            -----------                        -----------
Toll Facilities Totals....................                   8,273,460                     --                          8,273,460
                                                           -----------            -----------                        -----------
Transportation............................ 0.9%
PR CMWLTH HWY-A-MBIA 4.75 7/1/2038........       2,250,000   2,281,545                             --      2,250,000   2,281,545
SAN FRANCISCO TRAN 5 7/1/2026.............       2,000,000   2,063,940                             --      2,000,000   2,063,940
                                                           -----------            -----------                        -----------
Transportation Totals.....................                   4,345,485                     --                          4,345,485
                                                           -----------            -----------                        -----------
Water & Sewer............................. 9.4%
CA WTR SER S 5 12/1/2017..................       3,000,000   3,233,970                             --      3,000,000   3,233,970
CONTRA COSTA WTR DIST 5 10/1/2024.........       1,920,000   2,010,682                             --      1,920,000   2,010,682
E BAY MUD WTR SYS 5 6/1/2026..............       2,750,000   2,837,038                             --      2,750,000   2,837,038
EAST MUN WTR DIST 6.75 7/1/2012...........       1,000,000   1,210,960                             --      1,000,000   1,210,960
ELSINORE VY WTR REF-A 6 7/1/2012..........       2,500,000   2,941,500                             --      2,500,000   2,941,500
FRESNO SWR SWR A-1 6.25 9/1/2014..........       5,000,000   6,132,600                             --      5,000,000   6,132,600
LOS ANGELES WTR-A 5.125 7/1/2041..........       3,000,000   3,066,930                             --      3,000,000   3,066,930
LOS ANGELES WTR-A-FGI 5.125 7/1/2041......       3,000,000   3,066,930                             --      3,000,000   3,066,930
MANTECA SWR-B 5 12/1/2033.................         985,000   1,043,913                             --        985,000   1,043,913
METRO WTR WTRWK REF-A 5.75 7/1/2021.......       3,635,000   4,334,483                             --      3,635,000   4,334,483
NORTHRIDGE WTR COPS 5.25 2/1/2018.........       2,500,000   2,644,600                             --      2,500,000   2,644,600
PICO RIVERA WTR-A-PJ 5.5 5/1/2029.........       2,000,000   2,265,440                             --      2,000,000   2,265,440

                                                                                                         Columbia California
                                             Nations California      Columbia California                   Tax-Exempt Fund
                                            Municipal Bond Fund        Tax-Exempt Fund                        Pro Forma
                                                Target Fund            Acquiring Fund      Compliance         Combined
                                          -----------------------  ----------------------- ----------- -----------------------
                                                        Market                   Market                              Market
                                             Par        Value         Par        Value     Adjustments    Par        Value
                                          ---------- ------------  ---------- ------------ ----------- ---------- ------------
SAN DIEGO FACS SER B 5 5/15/2029..        $1,400,000 $  1,432,900                           $     --   $1,400,000 $  1,432,900
SAN DIEGO WTR SER A 5.125 5/1/2016         2,000,000    2,163,840                                 --    2,000,000    2,163,840
BIG BEAR LK WTR REF 6 4/1/2015....                                 $1,350,000 $  1,600,479        --    1,350,000    1,600,479
CA ST DEPT WTR-SER W 5.5 12/1/2014                                  2,000,000    2,337,660        --    2,000,000    2,337,660
SACRAMENTO SAN REF 5.5 12/1/2018..                                  2,000,000    2,341,900        --    2,000,000    2,341,900
SANTA MARIA WTR-CAB-A
 0 8/1/2014 (a)...................                                  2,000,000    1,344,040        --    2,000,000    1,344,040
WEST KERN WTR COPS 5.625 6/1/2031.                                  1,500,000    1,549,455        --    1,500,000    1,549,455
                                                     ------------             ------------                        ------------
Water & Sewer Totals..............                     38,385,785                9,173,534                          47,559,319
                                                     ------------             ------------                        ------------
Short-Term Obligations............   1.5%
Variable Rate Demand Notes (h)....   0.8%
ALACHUA HLTH-A-OAK HA
 2.8 10/1/2032....................                                    600,000      600,000        --      600,000      600,000
JACKSON PCR VAR REF 2.81 12/1/2016                                    400,000      400,000        --      400,000      400,000
MO H/E VAR-WA UNIV-C 2.77 9/1/2030                                  1,400,000    1,400,000        --    1,400,000    1,400,000
QUAD CITIES ECON-ADJ
 2.85 12/1/2031...................                                    500,000      500,000        --      500,000      500,000
UINTA PCR VAR REF 2.81 12/1/2022..                                  1,200,000    1,200,000        --    1,200,000    1,200,000
                                                     ------------             ------------                        ------------
Variable Rate Demand Notes Totals.                             --                4,100,000                           4,100,000
                                                     ------------             ------------                        ------------
Mutual Funds......................   0.6%
NATION TAX EXEMPT RESERVE
 (CAPITAL 7)......................         3,290,000    3,290,000                                 --    3,290,000    3,290,000
                                                     ------------             ------------                        ------------
Mutual Funds Totals...............                      3,290,000                       --                           3,290,000
                                                     ------------             ------------                        ------------
Total Investments (i)............. 99.62%             267,113,950              239,393,938                         506,507,888
Other Assets & Liabilities........   0.4%              (1,226,721)               3,327,396   (96,290)                2,004,385
                                                     ------------             ------------                        ------------
Net Assets........................ 100.0%            $265,887,229             $242,721,334                        $508,512,273
                                                     ============             ============                        ============
Total Investments at cost.........                    263,255,153              213,087,465                         476,342,618

--------
Notes to Investment Portfolio:

(a)Zero coupon bond.
(b)Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At October 31, 2004, the value of these securities amounted to $4,620,938, which represents 0.9% of net assets.

    Additional information on these restricted securities is as follows:

                                                                    Acquisition Acquisition
Security                                                               Date        Cost
--------                                                            ----------- -----------
Statewide Communities
 Development Authority:
Crossroads Schools of Arts & Sciences, Series 1998, 6.000% 08/01/28  08/21/98   $1,805,000
Eskaton Village -- Grass Valley, Series 2000, 8.250% 11/15/31......  09/08/00    2,500,000
                                                                                ----------
                                                                                $4,305,000
                                                                                ----------

(c)Variable rate security. The interest rate shown reflects the rate as of October 31, 2004.
(d)Security subject to federal alternative minimum tax. These securities are private activity obligations, the interest on which is subject to federal alternative minimum tax for individuals.
(e)The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(f)The security or a portion of the security is pledged as collateral for open futures contracts. At October 31, 2004, the total market value of securities pledged amounted to $624,146, which represents 0.1% of net assets.
(g)The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of October 31, 2004, the value of this security represents less than 0.1% of net assets.
(h)Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of October 31, 2004.
(i)Cost for federal income tax purposes is $248,049,338 for the Nations CA Municipal Bond Fund, $213,045,579 for the Columbia CA Tax Exempt Fund, and $461,094,917

   At October 31, 2004, the Fund held the following open short futures contracts:

                                      Aggregate   Expiration  Unrealized
      Type                   Value    Face Value     Date    Depreciation
      ----                ----------- ----------- ---------- ------------
      U.S. Treasury Notes
      10-Year............ $25,157,913 $25,438,000   Dec-04    $(280,087)
                                                              =========

             Acronym Name
             ------- ----
              ABAG   Association of Bay Area Government
              AMBAC  American Municipal Bond Assurance Corporation
              IFRN   Inverse Floating Rate Note
              FGIC   Federal Guaranty Insurance Corporation
              FNMA   Federal National Mortgage Association
              FSA    Financial Security Assurance Company
              GNMA   Government National Mortgage Association
              MBIA   Municipal Bond Insurance Association

                See Accompanying Notes to Financial Statements.

Pro-Forma Combining
Statement of Assets & Liabilities
As of October 31, 2004 (unaudited)
--------------------------------------------------------------------------------

                                                         Nations      Columbia                       Columbia
                                                         CA. Muni   CA Tax-Exempt                  CA Tax-Exempt
                                                           Fund         Fund                           Fund
                                                       ------------ -------------                  -------------
                                                          Target      Acquiring      Pro Forma       Pro Forma
                                                           Fund         Fund        Adjustments      Combined
                                                       ------------ ------------- ------------     -------------
Assets:
Investments, at cost.................................. $263,255,153 $213,087,465  $         --     $476,342,618
Affiliated Investments, at cost....................... $         -- $         --  $         --     $         --
                                                       ------------ ------------  ------------     ------------
Investments, at value.................................  267,113,950  239,393,938            --      506,507,888
Affiliated Investments, at value......................           --           --            --               --
Cash..................................................          263       63,614            --           63,877
Receivable for:                                                                                              --
   Investments sold...................................        2,000    1,005,376            --        1,007,376
   Fund shares sold...................................           --      176,407            --          176,407
   Interest...........................................    3,928,212    2,895,677            --        6,823,889
Expense reimbursement due from Investment Advisor.....    1,522,555           --            --        1,522,555
Deferred Trustees' compensation plan..................           --       12,653            --           12,653
Prepaid Expense.......................................           --           --            --               --
                                                       ------------ ------------  ------------     ------------
      Total Assets....................................  272,566,980  243,547,665            --      516,114,645
                                                       ------------ ------------  ------------     ------------
Liabilities:
Payable for:
   Investments purchased..............................    3,819,624           --                      3,819,624
   Investments purchased on a delayed delivery basis..      942,990           --            --          942,990
   Futures variation margin...........................                    84,000            --           84,000
   Fund shares repurchased............................       97,822      124,800            --          222,622
   Distributions......................................           --      366,488            --          366,488
   Investment advisory fee............................    1,586,759      103,127            --        1,689,886
   Administration fee.................................       49,641           --            --           49,641
   Transfer agent fee.................................       26,376       22,393            --           48,769
   Pricing and bookkeeping fees.......................           --        8,388            --            8,388
   Trustees' fees.....................................       52,818          270            --           53,088
   Audit fee..........................................       26,438       26,330            --           52,768
   Custody fee........................................        5,648        2,361            --            8,009
   Distribution and service fees......................       35,887       60,077            --           95,964
Deferred compensation plan............................           --       12,653            --           12,653
Other liabilities.....................................       35,748       15,444        96,290(d)       147,482
                                                       ------------ ------------  ------------     ------------
      Total Liabilities...............................    6,679,751      826,331        96,290        7,602,372
                                                       ------------ ------------  ------------     ------------
Net Assets............................................ $265,887,229 $242,721,334  $    (96,290)(d) $508,512,273
                                                       ============ ============  ============     ============

Composition of Net Assets:
Paid-in capital....................................... $244,486,950 $217,920,863            --     $462,407,813
Undistributed net investment income...................    2,335,667      232,698       (96,290)(d) $  2,472,075
Accumulated net realized gain (loss)..................           --   (1,458,613)           --     $ (1,458,613)
Unrealized appreciation on Investments................   19,064,612   26,026,388            --       45,090,998
                                                       ------------ ------------  ------------     ------------
Net Assets............................................ $265,887,229 $242,721,334  $    (96,290)(d) $508,512,273
                                                       ============ ============  ============     ============

Class A: (a)
Net assets............................................ $         -- $199,876,969  $122,359,796     $322,236,765
Shares outstanding....................................           --   25,813,742    15,807,809(e)    41,621,551
                                                       ============ ============                   ============
Net asset value per share (b)......................... $         -- $       7.74                   $       7.74
                                                       ============ ============                   ============
Maximum sales charge..................................                      4.75%                          4.75%
Maximum offering price per share (c)..................                      8.13                           8.13

                                                           Nations       Columbia                       Columbia
                                                           CA. Muni    CA Tax-Exempt                  CA Tax-Exempt
                                                             Fund          Fund                           Fund
                                                         ------------  -------------                  -------------
                                                            Target       Acquiring      Pro Forma       Pro Forma
                                                             Fund          Fund        Adjustments      Combined
                                                         ------------  ------------- -------------    -------------

Class B: (a)
Net assets.............................................. $         --   $28,600,414  $   7,897,823    $ 36,498,237
Shares outstanding......................................           --     3,693,660      1,020,579(e)    4,714,239
                                                         ============   ===========                   ============
Net asset value and offering price per share (b)........ $         --   $      7.74                   $       7.74
                                                         ============   ===========                   ============

Class C: (a)
Net assets.............................................. $         --   $14,243,951  $   3,607,337    $ 17,851,288
Shares outstanding......................................           --     1,839,629        466,186(e)    2,305,815
                                                         ============   ===========                   ============
Net asset value and offering price per share (b)........ $         --   $      7.74                   $       7.74
                                                         ============   ===========                   ============

Class Z
Net assets.............................................. $         --   $        --  $ 131,925,984    $131,925,984
Shares outstanding......................................           --            --     17,582,077(e)   17,582,077
                                                         ============   ===========                   ============
Net asset value and offering price per share (b)........ $         --   $        --                   $       7.50
                                                         ============   ===========                   ============

Investor A: (a)
Net assets.............................................. $122,420,962   $        --  $(122,420,962)   $         --
Shares outstanding......................................   16,281,164            --    (16,281,164)             --
                                                         ============   ===========                   ============
Net asset value per share (b)........................... $       7.52   $        --                   $         --
                                                         ============   ===========                   ============
Maximum sales charge....................................         4.75%
Maximum offering price per share (c)....................         7.90

Investor B: (a)
Net assets.............................................. $  7,904,770   $        --  $  (7,904,770)   $         --
Shares outstanding......................................    1,050,813            --     (1,050,813)             --
                                                         ============   ===========                   ============
Net asset value, offering and redemption price per share $       7.52   $        --                   $         --
                                                         ============   ===========                   ============

Investor C: (a)
Net assets.............................................. $  3,610,736   $        --  $  (3,610,736)   $         --
Shares outstanding......................................      481,705            --       (481,705)             --
                                                         ============   ===========                   ============
Net asset value, offering and redemption price per share $       7.50   $        --                   $         --
                                                         ============   ===========                   ============

Primary A: (a)
Net assets.............................................. $131,950,762   $        --  $(131,950,762)   $         --
Shares outstanding......................................   17,582,077            --    (17,582,077)             --
                                                         ============   ===========                   ============
Net asset value, offering and redemption price per share $       7.50   $        --                   $         --
                                                         ============   ===========                   ============

--------
(a)Investor A, B and C shares of Nations California Municipal Bond Fund are exchanged for new Class A, B, and C shares of Columbia California Tax-Exempt Fund, Primary A shares of Nations California Municipal Bond Fund are exchanged for newly created Class Z shares, as it did not exist pre-merger of Columbia California Tax-Exempt Fund, respectively based on the Net Asset Value per share of Columbia California Tax-Exempt Fund's Class A, B, C and Z shares, respectively at the time of the merger. Class Z is newly created and as such is taking on the Net Asset Value of Primary A Shares--Target Fund.
(b)Redemption price per share is equal to net assets value less any applicable contingent deferred sales charge.
(c)On sales of $50,000 or more the offering price is reduced.
(d)Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $49,928 and $46,362. to be borne by Nations California Municipal Bond Fund and Columbia California Tax-Exempt Fund, respectively.
(e)Reflects estimated shares issued to Target fund at the time of the merger.

Pro-Forma Combining
Statement of Operations
For the Twelve Months Ended October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Nations      Columbia                   Columbia
                                                                    CA. Muni   CA Tax-Exempt              CA Tax-Exempt
                                                                      Fund         Fund                       Fund
                                                                  -----------  -------------             -------------
                                                                     Target      Acquiring    Pro Forma     Pro Forma
                                                                      Fund         Fund      Adjustments    Combined
                                                                  -----------  ------------- ----------- -------------
Investment Income:
Interest......................................................... $14,374,306   $12,507,391   $      --   $26,881,697
Dividends........................................................      25,000            --          --   $    25,000
Foreign taxes withheld...........................................          --            --          --            --
                                                                  -----------   -----------   ---------   -----------
   Total Investment Income.......................................  14,399,306    12,507,391          --    26,906,697
                                                                  -----------   -----------   ---------   -----------
Expenses:
Investment advisory fee..........................................   1,429,603     1,264,804     (17,314)    2,677,093(a)
Administration fee...............................................     629,025            --    (629,025)          -- (a)
Reimbursement recouped...........................................          --            --          --            --
Distribution fee:
      Class B....................................................      65,965       243,694          --       309,659(a)
      Class C....................................................      33,001       122,494          --       155,495(a)
Service fee:                                                                                                       --
      Class A....................................................     322,367       434,394      (3,430)      753,331(a)
      Class B....................................................      21,988        69,065       2,271        93,324(a)
      Class C....................................................      11,000        34,756       1,159        46,915(a)
Transfer agent fee:                                                    78,655       163,563    (106,927)      135,291
Pricing and bookkeeping fees.....................................          --        96,110      50,106       146,216(d)
Trustees' fees...................................................      27,440        15,791      (9,147)       34,084(b)
Custody fee......................................................      19,165        12,952          --        32,117
Non-Recurring Costs (see Note 5).................................      80,000        11,793          --        91,793
Cost assumed by BoA..............................................          --            --          --            --
Other expenses...................................................     128,710       118,915     (39,741)      207,884(b)
                                                                  -----------   -----------   ---------   -----------
   Total Operating Expenses......................................   2,846,919     2,588,331    (752,048)    4,683,202
Interest expense.................................................       1,080            --          --         1,080
                                                                  -----------   -----------   ---------   -----------
   Total Expenses................................................   2,847,999     2,588,331    (752,048)    4,684,282
Fees and expenses waived or reimbursed by Investment Advisor.....    (597,075)           --     597,075            --
Fees waived by Distributor -- Class C............................                   (48,906)    (13,275)      (62,181)(c)
Fees waived by Transfer Agent:
      Class A....................................................          --            --          --           -- (a)
      Class B....................................................          --            --          --            --
      Class C....................................................          --            --          --            --
      Class G....................................................          --            --          --            --
      Class T....................................................          --            --          --            --
      Class Z....................................................          --            --          --            --
Custody earnings credit..........................................          --          (470)         --          (470)
Non-recurring costs assumed by Investment Advisor (see Note 5)...     (80,000)      (11,793)         --       (91,793)
                                                                  -----------   -----------   ---------   -----------
   Net Expenses..................................................   2,170,924     2,527,162    (168,248)    4,529,838
                                                                  -----------   -----------   ---------   -----------
Net Investment Income............................................  12,228,382     9,980,229     168,248    22,376,859
                                                                  -----------   -----------   ---------   -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and futures contracts...........   3,289,638      (697,479)         --     2,592,159
Net change in unrealized appreciation/depreciation on investments    (175,148)    6,963,229          --     6,788,081
                                                                  -----------   -----------   ---------   -----------
Net gain.........................................................   3,114,490     6,265,750          --     9,380,240
                                                                  -----------   -----------   ---------   -----------
Net Increase in Net Assets from Operations....................... $15,342,872   $16,245,979   $ 168,248   $31,757,099
                                                                  ===========   ===========   =========   ===========

--------
(a)Based on the contract in effect for Columbia California Tax-Exempt Fund, the surviving fund.
(b)Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c)Based on voluntary fee waiver currently in effect for Columbia California Tax-Exempt Fund, the surviving Fund.
(d)Adjustment to realign Nations California Municipal Bond Fund's fees to Columbia California Tax-Exempt Fund's current fee structure.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Nations California Municipal Bond Fund and the Columbia California Tax-Exempt Fund as of April 29, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Nations California Municipal Bond Fund by the Columbia California Tax-Exempt Fund, the capitalization of California Tax-Exempt Fund at net asset value as of that date:

                            Nations      Columbia                        Columbia
                           California   California                      California
                           Municipal    Tax-Exempt                      Tax-Exempt
                           Bond Fund       Fund                            Fund
                          ------------ ------------                     ------------
                             Target     Acquiring        Pro Forma       Pro Forma
                              Fund         Fund         Adjustments     Combined(1)
                          ------------ ------------     -----------     ------------
Class A
Net asset value.......... $         -- $196,677,269 $ 120,791,571(2)(3) $317,468,840
Shares outstanding.......           --   25,448,643    15,631,326(3)      41,079,969
Net asset value per share $         -- $       7.73                     $       7.73

Class B
Net asset value.......... $         -- $ 25,553,746 $   8,394,079(2)(4) $ 33,947,825
Shares outstanding.......           --    3,306,480     1,086,558(4)       4,393,038
Net asset value per share $         -- $       7.73                     $       7.73

Class C
Net asset value.......... $         -- $ 14,129,761 $   3,770,688(2)(5) $ 17,900,449
Shares outstanding.......           --    1,828,308       488,158(5)       2,316,466
Net asset value per share $         -- $       7.73                     $       7.73

Class Z
Net asset value.......... $         -- $         -- $ 126,684,247(2)(6) $126,684,247
Shares outstanding.......           --           --    16,388,648(6)      16,388,648
Net asset value per share $         -- $         --                     $       7.73

Investor A (7)
Net asset value.......... $120,853,380 $         -- $(120,853,380)      $         --
Shares outstanding.......   16,194,696           --   (16,194,696)                --
Net asset value per share $       7.46 $         --                     $         --

Investor B (7)
Net asset value.......... $  8,400,706 $         -- $  (8,400,706)      $         --
Shares outstanding.......    1,125,212           --    (1,125,212)                --
Net asset value per share $       7.47 $         --                     $         --

Investor C (7)
Net asset value.......... $  3,774,185 $         -- $  (3,774,185)      $         --
Shares outstanding.......      507,333           --      (507,333)                --
Net asset value per share $       7.44 $         --                     $         --

Primary A (7)
Net asset value.......... $126,708,604 $         -- $(126,708,604)      $         --
Shares outstanding.......   17,011,934           --   (17,011,934)                --
Net asset value per share $       7.45 $         --                     $         --

--------
(1)Assumes the Merger was consummated on April 29, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia California Tax-Exempt Fund will be received by the shareholders of the Nations California Municipal Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia California Tax-Exempt Fund that actually will be received on or after such date.
(2)Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $49,928 and $46,362 to be borne by Nations California Municipal Bond Fund and Columbia California Tax-Exempt Fund, respectively.
(3)Includes net assets and shares from Investor A. Investor A shares will merge into Class A on the date of the Merger.
(4)Includes net assets and shares from Investor B. Investor B shares will merge into Class B on the date of the Merger.
(5)Includes net assets and shares from Investor C. Investor C shares will merge into Class C on the date of the Merger.
(6)Includes net assets and shares from Primary A. Primary A shares will merge into new Class Z on the date of the Merger.
(7)Investor A, B, and C and Primary A shares of Nations California Municipal Bond Fund are exchanged for Class A, B, and C and new Class Z shares of Columbia California Tax-Exempt Fund, based on the net asset value per share of Columbia California Tax-Exempt Fund's Class A, B, C and Z shares, respectively, at the time of the Merger.

                      COLUMBIA CALIFORNIA TAX-EXEMPT FUND
                                      AND
                    NATIONS CALIFORNIA MUNICIPAL BOND FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                               October 31, 2004
                                  (unaudited)

Note 1.  Organization

   Columbia California Tax-Exempt Fund (the "Acquiring Fund"), a series of Columbia Funds Trust V (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Nations California Municipal Bond Fund ("Target Fund"), a series of Nations Funds Trust, is a Delaware business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

   The Acquiring Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and by pursuing opportunities for long term appreciation. The Target Fund seeks as high a level of current interest income free of federal income tax and California state individual income tax as is consistent with prudent investment management and preservation of capital.

Fund Shares

   The Acquiring Fund and the Target Fund each may issue an unlimited number of shares. The Acquiring Fund offers three classes of shares: Class A, Class B and Class C shares. As a result of the merger, the Acquiring Fund will offer a new share class, Class Z shares. The Target Fund offers four classes of shares. Investor A, Investor B and Investor C shares of the Target Fund are exchanged for new Class A, Class B and Class C shares of the Acquiring Fund, respectively, and Primary A shares of the Target Fund are exchanged for new Class Z shares of the Acquiring Fund. Each share class has its own expense structure.

Note 2.  Basis of Combination

   The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Target Fund by the Acquiring Fund as if such merger had occurred on November 1, 2003. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

   Under the terms of the merger, the combination of the Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Target Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

   The Investment Portfolio and Statement of Assets and Liabilities of the Target Fund and Acquiring Fund have been combined to reflect balances as of August 31, 2004. The Statement of Operations of the Target Fund and Acquiring Fund has been combined to reflect twelve months ended August 31, 2004. Columbia Management Advisors, Inc. believes that all of the securities held by the Target Fund would be eligible for purchase by the Acquiring Fund.

   Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods will not be re-stated.

   The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included within their respective annual shareholder reports dated October 31, 2004 and March 31, 2005 for the Acquiring Fund and the Target Fund, respectively, as well as the semi-annual shareholder reports dated April 30, 2004 and September 30, 2004 for the Acquiring Fund and the Target Fund, respectively.

Note 3.  Significant Accounting Policies

   Both the Acquiring Fund and the Target Funds have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Security Valuation

   The Acquiring Fund and the Target Fund use the identical policy for security valuation. Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

   Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

   Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

   Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

   The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities,
(2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

   Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

   Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

   Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Determination of Class Net Asset Values

   All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

   The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Note 4.  Capital Shares

   The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Target Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Target Fund divided by the net asset value per share of the Acquiring Fund as of October 31, 2004. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at October 31, 2004.

                          Shares of    Additional Shares   Total Shares
                       Acquiring Fund   Assumed Issued     Outstanding
       Class of Shares Pre-Combination    with Merger    Post Combination
       --------------- --------------- ----------------- ----------------
           Class A....   25,813,742       15,807,809        41,621,551
           Class B....    3,693,660        1,020,579         4,714,239
           Class C....    1,839,629          466,186         2,305,815
           Class Z....            0       17,582,077        17,582,077

Note 5.  Legal Proceedings

   On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

   In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

   The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

   In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

    Appendix A -- Statement of Additional Information of the Acquiring Fund

                      COLUMBIA CALIFORNIA TAX-EXEMPT FUND
                     COLUMBIA CONNECTICUT TAX-EXEMPT FUND
                    COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND
                       COLUMBIA NEW YORK TAX-EXEMPT FUND
                       Series of Columbia Funds Trust V
                      Statement of Additional Information
                    March 1, 2005, as revised July 12, 2005

   This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated March 1, 2005. This SAI should be read together with the Prospectus and each Fund's most recent Annual Report dated October 31, 2004. Investors may obtain a free copy of the Prospectus and Annual Reports from Columbia Funds Distributor, Inc. (CFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Registered Public Accounting Firm appearing in each Fund's October 31, 2004 Annual Report are incorporated in this SAI by reference.

   Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectus.

TABLE OF CONTENTS

                                                                   Page
                                                                   ----
        Part 1
        Definitions...............................................   b
        Organization and History..................................   b
        Investment Goal and Policies of the Funds.................   b
        Fundamental Investment Policies of the Funds..............   c
        Other Investment Policies of the Funds....................   d
        California Tax Considerations.............................   e
        Connecticut Tax Considerations............................   e
        Massachusetts Tax Considerations..........................   f
        New York Tax Considerations...............................   f
        Fund Charges and Expenses.................................   g
        Custodian of the Funds....................................   t
        Independent Registered Public Accounting Firm of the Funds   t

        Part 2
        Miscellaneous Investment Practices........................   1
        Taxes.....................................................  25
        Management of the Funds...................................  33
        Determination of Net Asset Value..........................  46
        How to Buy Shares.........................................  48
        Special Purchase Programs/Investor Services...............  51
        Programs for Reducing or Eliminating Sales Charges........  54
        How to Sell Shares........................................  57
        Distributions.............................................  61
        How to Exchange Shares....................................  62
        Suspension of Redemptions.................................  63
        Shareholder Liability.....................................  63
        Shareholder Meetings......................................  63
        Appendix I................................................  64
        Appendix II...............................................  70

SUP-39/88249-0705

                                    Part 1

                      COLUMBIA CALIFORNIA TAX-EXEMPT FUND
                     COLUMBIA CONNECTICUT TAX-EXEMPT FUND
                    COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND
                       COLUMBIA NEW YORK TAX-EXEMPT FUND
                      Statement of Additional Information
                    March 1, 2005, as revised July 12, 2005

DEFINITIONS

"California Fund" or "Fund"    Columbia California Tax-Exempt Fund
"Connecticut Fund" or "Fund"   Columbia Connecticut Tax-Exempt Fund
"Massachusetts Fund" or "Fund" Columbia Massachusetts Tax-Exempt Fund
"New York Fund" or "Fund"      Columbia New York Tax-Exempt Fund
"Trust"                        Columbia Funds Trust V
"Advisor"                      Columbia Management Advisors, Inc., the Funds' investment advisor
"CFD"                          Columbia Funds Distributor, Inc., the Funds' distributor.
"CFS"                          Columbia Funds Services, Inc., the Funds' shareholder services and transfer agent.

ORGANIZATION AND HISTORY

   The Trust is a Massachusetts business trust organized in 1986. Each Fund is an open-end, management investment company and is a non-diversified series of the Trust and represents the entire interest in a separate series of the Trust. The California Fund commenced investment operations on June 16, 1986; the Connecticut Fund commenced investment operations on November 1, 1991; the Massachusetts Fund commenced investment operations on April 10, 1987, and the New York Fund commenced investment operations on September 26, 1986.

   The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

   Effective April 1, 1999, the Trust changed its name from Colonial Trust V to Liberty Funds Trust V. The Trust changed its name to its current name on October 13, 2003. Effective July 14, 2000, the Funds changed their names from Colonial California Tax-Exempt Fund, Colonial Connecticut Tax-Exempt Fund, Colonial Massachusetts Tax-Exempt Fund and Colonial New York Tax-Exempt Fund to Liberty California Tax-Exempt Fund, Liberty Connecticut Tax-Exempt Fund, Liberty Massachusetts Tax-Exempt Fund and Liberty New York Tax-Exempt Fund. The Funds changed their names to their current names on October 13, 2003.

   It is expected that, subject to shareholder approval of the election of all current Trustees, each Fund will be reorganized as a series of Columbia Funds Trust IX, a Massachusetts business trust into which all of the retail Columbia funds are expected to be reorganized.

INVESTMENT GOAL AND POLICIES OF THE FUNDS

   The Prospectus describes each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:

   Short-Term Trading
   Lower-Rated Debt Securities

                                       b

   Inverse Floaters
   Short Sales
   Forward Commitments ("When Issued" and "Delayed Delivery" Securities) Repurchase Agreements
   Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
   Options on Securities
   Participation Interests
   Stand-by Commitments
   Zero Coupon Securities (Zeros)
   Step Coupon Bonds (Steps)
   Mortgage Dollar Rolls
   Mortgage-Backed Securities
   Asset-Backed Securities
   Pay-In-Kind (PIK) Securities
   Swap Agreements

   Except as indicated below under "Fundamental Investment Policies of the Funds," the Funds' investment policies are not fundamental and the Trustees may change the investment policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

   The Investment Company Act of 1940 (the "Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

   Each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that each Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as a result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Not issue senior securities except as provided in paragraph 1 above to the extent permitted by the Act;

5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements;

7. Not concentrate more than 25% of its total assets in any one industry;

8. And will, under normal circumstances, invest at least 80% of its total assets in State Bonds, subject to applicable State requirements.

                                       c

   The Funds' Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of each Fund's current fundamental investment restrictions with the following standardized fundamental investment restrictions (except that the Funds will retain their current 80% policies required under Rule 35d-1 under the Act):

ProposedFundamental Restrictions

   Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the Act, the rules and regulations thereunder, or any applicable exemptive relief.

OTHER INVESTMENT POLICIES OF THE FUNDS

   As non-fundamental investment policies, which may be changed without a shareholder vote, each Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3. Invest more than 15% of its net assets in illiquid assets.

                                       d

   Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, the issuer is the entity whose revenues support the security.

   Notwithstanding the investment policies of the Funds, each Fund (other than the California Fund) may invest substantially all of its investable assets in another investment company that has substantially the same investment goal, policies and restrictions as each Fund.

CALIFORNIA TAX CONSIDERATIONS

   It is the policy of the Fund to meet all applicable requirements of the Internal Revenue Code of 1986, as amended (the Code) and the California Revenue and Taxation Code for shareholders to be relieved of the obligation to pay regular federal income taxes and California personal income tax on amounts distributed to them which are derived from tax-exempt interest income. That is, the Fund will have at least 50% of its total assets invested in tax-exempt bonds and U.S. government obligations whose interest is excluded from income for California personal income tax purposes (California Tax-Exempt Bonds) at the end of each quarter.

   California law provides that, to the extent distributions by the Fund are derived from interest on California Tax-Exempt Bonds and are designated as such, such distributions shall be exempt from California personal income taxes. For California personal income tax purposes, distributions derived from other investments and distributions from any net realized capital gains will be taxable, whether paid in cash or reinvested in additional shares.

   Interest derived from California Tax-Exempt Bonds is not subject to the California alternative minimum tax and California personal income tax does not apply to any portion of Social Security or railroad retirement benefits. Under the Code, any portion of interest on indebtedness (including insurance policy loans) incurred or continued to purchase or carry shares of the Fund which is deemed to relate to tax-exempt dividends will not be deductible. For California personal income tax purposes none of such interest will be deductible. Depending on the circumstances, the Internal Revenue Service or California Franchise Tax Board may consider shares to have been purchased or carried with borrowed funds even though the shares are not directly traceable to the borrowed funds. Shareholders who are, within the meaning of Section 147 of the Code, "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisors as to whether the Fund is a desirable investment.

   Corporations that are subject to either the California franchise tax or the California corporate income tax and that invest in the Fund will generally be taxed on distributions other than dividends derived from interest paid on California Tax-Exempt Bonds. Corporations that are subject to the California franchise tax will also be taxed on dividends derived from interest paid on California Tax-Exempt Bonds.

CONNECTICUT TAX CONSIDERATIONS

   Distributions received by shareholders from the Fund that qualify as exempt-interest dividends for federal income tax purposes are exempt from the Connecticut personal income tax to the extent that they are derived from interest on obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut (Connecticut Tax-Exempt Bonds) or from obligations the interest on which states are prohibited from taxing by federal law. Other distributions, whether received in cash or additional shares, are subject to the Connecticut personal income tax, except that, in the case of shares of the Fund held by shareholders as capital assets, those distributions that are treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from the sale or exchange of Connecticut Tax-Exempt Bonds. Distributions that are subject to the federal alternative minimum tax could cause liability for the net Connecticut minimum tax, with the exception of exempt-interest dividends that are exempt from the Connecticut personal income tax.

                                       e

   Distributions from investment income and capital gains, including dividends derived from interest paid on Connecticut Tax-Exempt Bonds, are included in gross income for purposes of the Connecticut corporation business tax. However, seventy percent of such distributions are deductible for purposes of this tax, provided that they are treated for federal income tax purposes as dividends but not as exempt-interest dividends or capital gain dividends, but no deduction is allowed for expenses related thereto.

   Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

MASSACHUSETTS TAX CONSIDERATIONS

   Distributions received by shareholders from the Fund are exempt from Massachusetts personal income tax to the extent that they are derived from interest on obligations of the Commonwealth of Massachusetts, its political subdivisions, or agencies or instrumentalities of the foregoing, or obligations of certain U.S. territories and possessions (including the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam), and are designated as such. The Fund believes that gains it realizes on the sale of certain Tax-Exempt Bonds are exempt from Massachusetts's personal income taxation and will designate them as such when those gains are distributed to shareholders.

   Distributions from investment income and capital gains, including dividends derived from interest paid on Tax-Exempt Bonds, may be subject to Massachusetts corporate excise tax.

   Long-term capital gains that are subject to tax in Massachusetts will be taxed at 5.3%.

   The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

NEW YORK TAX CONSIDERATIONS

   New York law provides that, to the extent distributions by a regulated investment company are derived from interest on debt obligations issued by the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (New York Tax-Exempt Bonds) and designated as such, such distributions shall be exempt from New York State and City personal income taxes. For New York State and City personal income tax purposes, distributions derived from investments other than New York Tax-Exempt Bonds and distributions from the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income. For New York State and City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. The tax treatment of distributions you receive is the same whether they are paid in cash or reinvested in additional shares. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and City personal income tax purposes. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation's net investment income for purposes of calculating such corporation's New York State franchise taxes and the New York City General Corporation Tax if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation's net investment income is allocated to New York State and/or New York City. Distributions by the Fund may be subject to state taxes in states other than New York and to local taxes in cities other than New York City, both for individual and corporate shareholders.

   The foregoing is a summary of certain New York State and New York City income tax consequences of investing in the Fund. Shareholders should consult their tax advisor to determine the precise effect of an investment in the Fund on their particular tax situation.

                                       f

FUND CHARGES AND EXPENSES

   Effective November 1, 2003, the Board of Trustees approved a new management fee structure for the Funds, as follows: 0.50% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.45% of the next $2 billion of the combined average daily net assets of the Funds, plus 0.40% of the combined average daily net assets of the Funds in excess of $3 billion.

   Prior to November 1, 2003, the Funds paid the Advisor a monthly fee based on the Funds' combined average daily net assets, determined at the close of each business day during the month at the following annual rates: 0.50% on the first $2 billion and 0.45% of any excess over $2 billion.

   The Advisor is responsible for providing accounting and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from each Fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

  . An annual flat fee of $10,000, paid monthly; and In any month that a Fund has average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

   Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

   Each Fund pays a shareholders' servicing and transfer agency fee to CFS as follows:

  . An annual open account fee of $34 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CFS.

   Prior to November 1, 2003, each Fund paid a shareholders' servicing and transfer agency fee to CFS as follows:

  . An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

  . A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

  . The Fund's allocated share of CFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST.

                                       g

Recent Fees paid to the Advisor, CFD and CFS (dollars in thousands)

                                                         California Fund
                                         ----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, ----------------------
                                            2004       2003(a)    2003    2002    2001
                                         ----------- ----------- ------  ------  ------
Management fee (before reduction).......   $1,265      $1,058    $1,479  $1,488  $1,403
Pricing and bookkeeping fee.............       96          78       141     114     108
Shareholder service and transfer agent
  fee...................................      164         381       431     433     381
12b-1 fees:
   Service fee (Class A)................      434         341       453     546     476
   Service fee (Class B)................       69          65        91
   Service fee (Class C)................       35          33        49
Distribution fee (Class B)..............      244         235       342     425     566
Distribution fee (Class C)..............      122         118       184     128      43
Fees waived by the CFD (Class C)........      (49)        (47)      (74)    (51)    (17)

                                                       Connecticut Fund
                                         ----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, ----------------------
                                            2004       2003(a)    2003    2002    2001
                                         ----------- ----------- -----   -----   -----
Management fee (before reduction).......    $ 942       $ 777    $ 953   $ 800   $ 716
Pricing and bookkeeping fee.............       82          61       95      66      60
Shareholder service and transfer agent
  fee...................................      155         292      301     266     219
12b-1 fees:
   Service fee (Class A)................      255         196      235     309     271
   Service fee (Class B)................      120         103      123
   Service fee (Class C)................       63          54       64
Distribution fee (Class B)..............      387         336      441     439     525
Distribution fee (Class C)..............      202         176      172      61      26
Fees waived or borne by the Advisor.....     (169)       (306)    (302)   (294)   (249)
Fees waived by the CFD (Class C)........      (81)        (71)     (69)    (24)    (10)

                                                      Massachusetts Fund
                                         --------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, --------------------
                                            2004       2003(a)    2003      2002   2001
                                         ----------- ----------- ------    ------  ----
Management fee (before reduction).......   $1,067       $860     $1,106    $1,029  $957
Pricing and bookkeeping fee.............       83         64        109        82    76
Shareholder service and transfer agent
  fee...................................      173        324        317       374   291
12b-1 fees:
   Service fee (Class A)................      347        270        337       353   336
   Service fee (Class B)................       81         67         81
   Service fee (Class C)................       32         22         17
Distribution fee (Class B)..............      281        242        308       316   349
Distribution fee (Class C)..............      110         80         65        27    10
Fees waived or borne by the Advisor.....        0          0          0      (103)  (62)
Fees waived by the CFD (Class C)........      (44)       (32)       (26)      (11)   (4)

                                       h

                                                        New York Fund
                                         ----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, ----------------------
                                            2004       2003(a)    2003    2002    2001
                                         ----------- ----------- -----   -----   -----
Management fee (before reduction).......    $ 590       $ 466    $ 549   $ 478   $ 438
Pricing and bookkeeping fee.............       56          40       61      43      40
Shareholder service and transfer agent
  fee...................................       97         184      176     146     131
12b-1 fees:
   Service fee (Class A)................      156         118      140     177     169
   Service fee (Class B)................       92          77       84
   Service fee (Class C)................       25          18       12
Distribution fee (Class B)..............      298         253      293     281     320
Distribution fee (Class C)..............       82          59       43      18       5
Fees waived or borne by the Advisor.....     (156)       (220)    (201)   (201)   (194)
Fees waived or borne by CFD (Class C)...      (33)        (23)     (17)     (7)     (2)

--------
(a)Each Fund changed its fiscal year end from January 31 to October 31 in 2003.

Brokerage Commissions (dollars in thousands)

                                                     California Fund
                                         --------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, --------------------
                                            2004       2003(a)   2003    2002    2001
                                         ----------- ----------- ----    ----   ----
Total commissions.......................     $12         $8       $6      $2    $ 2
Directed transactions...................       0          0        0       0     12
Commissions on directed transactions....       0          0        0       0       (b)

                                                    Connecticut Fund
                                         ----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, ----------------------
                                            2004       2003(a)   2003     2002    2001
                                         ----------- ----------- ----     ----    ----
Total commissions.......................     $8          $6        (b)     $3     $ 2
Directed transactions...................      0           0       0         0      44
Commissions on directed transactions....      0           0       0         0       1

                                                    Massachusetts Fund
                                         --------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, --------------------
                                            2004       2003(a)   2003    2002    2001
                                         ----------- ----------- ----    ----   ----
Total commissions.......................     $9          $4       $4      $2    $ 2
Directed transactions...................      0           0        0       0     17
Commissions on directed transactions....      0           0        0       0       (b)

                                                      New York Fund
                                         ------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31
                                         October 31, October 31, ------------------
                                            2004       2003(a)   2003   2002   2001
                                         ----------- ----------- ----   ----   ----
Total commissions.......................     $5          $3       $2     $1     $1
Directed transactions...................      0           0        0      0      7
Commissions on directed transactions....      0           0        0      0       (b)

--------
(a)Each Fund changed its fiscal year end from January 31 to October 31 in 2003.
(b)Rounds to less than one.

   The Trust is required to identify any securities of its "regular brokers or dealers" that each Fund has acquired during its most recent fiscal year. At October 31, 2004, no Fund held securities of their regular brokers or dealers.

Trustees and Trustees' Fees

   Fund Complex consists of the following funds:

   The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the "Liberty Funds").

   The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

   Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

   Columbia Management Multi-Strategy Hedge Fund, LLC.

   Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Funds").

   The series of The Galaxy Funds (the "Galaxy Funds").

   The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

   The Advisor or its affiliates pay the compensation of all the officers of the funds in the Fund Complex advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                                            Total Compensation from the Fund Complex
                                    Pension or Retirement Benefits Accrued Paid to the Trustees for the Calendar Year
Trustee                                  as Part of Fund Expenses(b)               Ended December 31, 2004(a)
-------                             -------------------------------------- ------------------------------------------
Douglas A. Hacker..................                  N/A                                    $135,000
Janet Langford Kelly...............                  N/A                                     148,500
Richard W. Lowry...................                  N/A                                     150,700
William E. Mayer...................                  N/A                                     166,700
Charles R. Nelson..................                  N/A                                     141,500
John J. Neuhauser..................                  N/A                                     158,284
Patrick J. Simpson(c)..............                  N/A                                     129,000
Thomas E. Stitzel..................                  N/A                                     149,000
Thomas C. Theobald(d)..............                  N/A                                     172,500
Ann-Lee Verville(e)................                  N/A                                     157,000
Richard L. Woolworth...............                  N/A                                     131,000

                                       j

                                         Aggregate           Aggregate           Aggregate           Aggregate
                                       Compensation        Compensation        Compensation        Compensation
                                      from California    from Connecticut   from Massachusetts     from New York
                                    Fund for the Fiscal Fund for the Fiscal Fund for the Fiscal Fund for the Fiscal
                                        Year Ended          Year Ended          Year Ended          Year Ended
Trustee                              October 31, 2004    October 31, 2004    October 31, 2004    October 31, 2004
-------                             ------------------- ------------------- ------------------- -------------------
Douglas A. Hacker..................       $1,029              $1,535              $  885               $753
Janet Langford Kelly...............        1,136               1,591                 930                818
Richard W. Lowry...................          993               1,505                 839                748
William E. Mayer...................        1,120               1,665                 938                834
Charles R. Nelson..................        1,110               1,606                 917                812
John J. Neuhauser..................        1,039               1,568                 877                809
Patrick J. Simpson(c)..............        1,017               1,551                 859                795
Thomas E. Stitzel..................        1,127               1,760                 952                885
Thomas C. Theobald(d)..............        1,344               1,777               1,128                993
Anne-Lee Verville(e)...............        1,240               1,844               1,041                956
Richard L. Woolworth...............          989               1,647                 861                811

--------
(a)As of December 31, 2004, the Fund Complex consisted of 127 open-end and 12 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth, then directors/trustees of the Columbia Funds, were appointed to the board of trustees of the Liberty Funds and Stein Roe Funds. Also effective October 8, 2003, the trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/trustees of the Columbia Funds. A single combined board of trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(b)The Funds do not currently provide pension or retirement plan benefits to the Trustees.
(c)During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Mr. Simpson deferred $1,017 of his compensation from the California Fund, $1,551 from the Connecticut Fund, $859 from the Massachusetts Fund, $795 from the New York Fund, and $129,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Simpson's account under that plan was $143,646.
(d)During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Mr. Theobald deferred $724 of his compensation from the California Fund, $555 from the Connecticut Fund, $591 from the Massachusetts Fund, $447 from the New York Fund, and $90,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Mr. Theobald's account under that plan was $157,328.
(e)During the fiscal year ended October 31, 2004, and the calendar year ended December 31, 2004, Ms. Verville deferred $443 of her compensation from the California Fund, $339 from the Connecticut Fund, $361 from the Massachusetts Fund, $273 from the New York Fund, and $55,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2004, the value of Ms. Verville's account under that plan was $653,275.

Role of the Board of Trustees

   The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

                                       k

Audit Committee

   Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent auditors/accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended October 31, 2004, the Audit Committee convened eleven times.

Governance Committee

   Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended October 31, 2004, the Governance Committee convened five times.

Advisory Fees & Expenses Committee

   Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended October 31, 2004, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

   Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly, Mr. Nelson and Ms. Verville were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended October 31, 2004, the Compliance Committee convened six times.

Investment Oversight Committees

   Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year.

                                       l

   The following are members of the respective IOCs and the general categories of funds in the Fund Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth,
        Outside Managed (i.e., sub-advised) and Municipal.

IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income -- Multi Sector and
        Fixed Income -- Core.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation,
        High Yield and Money Market.

IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large Blend, Mid Cap Growth, Small Growth, Asset
        Allocation, Specialty Equity, Taxable Fixed Income and Money Market.

Share Ownership

   The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each Fund and (ii) in the funds in the Fund Complex.

                                                                                       Aggregate Dollar
                                                         Dollar Range                  Range of Equity
                        Dollar Range     Dollar Range      of Equity     Dollar Range  Securities Owned
                          of Equity       of Equity       Securities       of Equity     in All Funds
                         Securities       Securities     Owned in the     Securities     Overseen by
                        Owned in the     Owned in the    Massachusetts   Owned in the     Trustee in
                       California Fund Connecticut Fund      Fund        New York Fund   Fund Complex
   Name of Trustee     --------------- ---------------- ---------------- ------------- ----------------
Disinterested Trustees
Douglas A. Hacker.....       $0               $0               $0             $0        Over $100,000
Janet Langford Kelly..       $0               $0               $0             $0        Over $100,000
Richard W. Lowry......       $0               $0               $0             $0        Over $100,000
Charles R. Nelson.....       $0               $0               $0             $0        Over $100,000
John J. Neuhauser.....       $0               $0        $50,001-$100,000      $0        Over $100,000
Patrick J. Simpson....       $0               $0               $0             $0        Over $100,000
Thomas E. Stitzel.....       $0               $0               $0             $0        Over $100,000
Thomas C. Theobald....       $0               $0               $0             $0        Over $100,000
Anne-Lee Verville(a)..       $0               $0               $0             $0              $0
Richard L. Woolworth..       $0               $0               $0             $0        Over $100,000
Interested Trustee....
William E. Mayer......       $0               $0               $0             $0       $50,001-$100,000

--------
(a)Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the complex as specified by her. At December 31, 2004, the value of her deferred compensation account exceeded $100,000.

                                       m

Ownership of the Funds

   At January 31, 2005, the officers and Trustees of the Trust as a group owned less than 1% of the then outstanding shares of each class of shares of the California, Connecticut, Massachusetts and New York Funds.

   As of record on January 31, 2005, the following shareholders owned 5% or more of the following Funds' then outstanding Class A, Class B and Class C shares:

California Fund

                                Class A Shares

       Shareholder (name and address)      Percentage of Class Total (%)
       ------------------------------      -----------------------------
       Merrill Lynch Pierce Fenner & Smith             5.45
       For the Sole Benefit of
       Its Customers
       4800 Deer Lake Drive E FL 2
       Jacksonville, FL 32246-6484
       Citigroup Global Markets, Inc.                  8.42
       333 W. 34th Street
       New York, NY 10001-2402

                                Class B Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith            6.40
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484
         Citigroup Global Markets, Inc.                 5.84
         333 W. 34th Street
         New York, NY 10001-2402

                                Class C Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith           24.96
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484
         NFSC                                           6.49
         Shirley Ann Del Faro Living Trust
         3901 Alonzo Avenue
         Encino, CA 91316-4408

                                       n

Connecticut Fund

                                Class A Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith            6.95
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484

         Citigroup Global Markets, Inc.                 5.64
         333 W. 34th Street
         New York, NY 10001-2402

                                Class B Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith           12.05
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484

                                Class C Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith           16.24
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484

         Wexford Clearing Services                      5.17
         Corp FBO Bronius
         Aleksandravicius
         448 Tunxis Avenue
         Bloomfield, CT 06002-1127

Massachusetts Fund

                                Class B Shares

           Shareholder (name and address) Percent of Class Total (%)
           ------------------------------ --------------------------
           Citigroup Global Markets, Inc.            8.15
           333 W. 34th Street
           New York, NY 10001-2402

                                       o

                                Class C Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith           31.02
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484

         Citigroup Global Markets, Inc.                 5.66
         333 W. 34th Street
         New York, NY 10001-2402

New York Fund

                                Class A Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith            7.00
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484

         Citigroup Global Markets, Inc.                10.84
         333 W. 34th Street
         New York, NY 10001-2402

                                Class B Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith           10.87
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484

         Citigroup Global Markets, Inc.                 6.30
         333 W. 34th Street
         New York, NY 10001-2402

                                Class C Shares

         Shareholder (name and address)      Percent of Class Total (%)
         ------------------------------      --------------------------
         Merrill Lynch Pierce Fenner & Smith           24.91
         For the Sole Benefit of
         Its Customers
         4800 Deer Lake Drive E FL 2
         Jacksonville, FL 32246-6484

         Citigroup Global Markets, Inc.                23.56
         333 W. 34th Street
         New York, NY 10001-2402

                                       p

Sales Charges (dollars in thousands)

                                Class A Shares

                                                                         California Fund
                                                           --------------------------------------------
                                                                       Nine months
                                                           Year ended     ended    Years ended January 31,
                                                           October 31, October 31, --------------------
                                                              2004       2003(a)   2003   2002     2001
                                                           ----------- ----------- ----  ----     ----
Aggregate initial sales charges on Fund share sales.......    $141        $133     $176  $383     $265
Initial sales charges retained by CFD.....................      18          18       24    43       18
Aggregate contingent deferred sales charges (CDSC) on Fund
  redemptions retained by CFD.............................      10            (b)     0      (b)      (b)

                                                                           Connecticut Fund
                                                             --------------------------------------------
                                                                         Nine months
                                                             Year ended     ended    Years ended January 31,
                                                             October 31, October 31, --------------------
                                                                2004       2003(a)    2003    2002   2001
                                                             ----------- ----------- ----     ----  ----
Aggregate initial sales charges on Fund share sales.........    $102        $212     $372     $285  $387
Initial sales charges retained by CFD.......................      12          27       42       28    18
Aggregate CDSC on Fund redemptions retained by CFD..........       2            (b)      (b)     0      (b)

                                                                          Massachusetts Fund
                                                             --------------------------------------------
                                                                         Nine months
                                                             Year ended     ended    Years ended January 31,
                                                             October 31, October 31, --------------------
                                                                2004       2003(a)   2003   2002     2001
                                                             ----------- ----------- ----  ----     ----
Aggregate initial sales charges on Fund share sales.........    $149        $235     $291  $240     $162
Initial sales charges retained by CFD.......................      20          29       44    29       11
Aggregate CDSC on Fund redemptions retained by CFD..........        (b)        5       17      (b)      (b)

                                                                         New York Fund
                                                             -----------------------------------------------
                                                                         Nine months
                                                             Year ended     ended    Years ended January 31,
                                                             October 31, October 31, -----------------------
                                                                2004       2003(a)   2003    2002    2001
                                                             ----------- ----------- ----    ----    ----
Aggregate initial sales charges on Fund share sales.........     $77        $111     $233    $96     $100
Initial sales charges retained by CFD.......................      10          14       28     15        4
Aggregate CDSC on Fund redemptions retained by CFD..........        (b)        0        0     13        0

                                Class B Shares

                                                                        California Fund
                                                             -----------------------------------------------
                                                                         Nine months
                                                             Year ended     ended    Years ended January 31,
                                                             October 31, October 31, -----------------------
                                                                2004       2003(a)   2003    2002    2001
                                                             ----------- ----------- ----    ----    ----
Aggregate CDSC on Fund redemptions retained by CFD..........    $105         $67     $118    $91     $129

                                                                        Connecticut Fund
                                                             -----------------------------------------------
                                                                         Nine months
                                                             Year ended     ended    Years ended January 31,
                                                             October 31, October 31, -----------------------
                                                                2004       2003(a)   2003    2002    2001
                                                             ----------- ----------- ----    ----    ----
Aggregate CDSC on Fund redemptions retained by CFD..........    $105        $128     $85     $95     $111

                                       q

                                                   Massachusetts Fund
                                         -----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, -----------------------
                                            2004       2003(a)   2003    2002    2001
                                         ----------- ----------- ----    ----    ----
Aggregate CDSC on Fund redemptions
  retained by CFD.......................     $68         $76     $56     $42     $70

                                                     New York Fund
                                         -----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, -----------------------
                                            2004       2003(a)   2003    2002    2001
                                         ----------- ----------- ----    ----    ----
Aggregate CDSC on Fund redemptions
  retained by CFD.......................    $103         $75     $84     $94     $78

                                Class C Shares

                                                    California Fund
                                         -----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, -----------------------
                                            2004       2003(a)   2003    2002    2001
                                         ----------- ----------- ----    ----    ----
Aggregate CDSC on Fund redemptions
  retained by CFD.......................     $4           (b)    $10      $8      $1

                                                    Connecticut Fund
                                         -------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, -------------------
                                            2004       2003(a)   2003    2002    2001
                                         ----------- ----------- ----    ----    ----
Aggregate CDSC on Fund redemptions
  retained by CFD.......................     $5          $10     $15      $4       (b)

                                                   Massachusetts Fund
                                         ----------------------------------------------
                                                     Nine months
                                         Year ended     ended    Years ended January 31,
                                         October 31, October 31, ----------------------
                                            2004       2003(a)   2003    2002     2001
                                         ----------- ----------- ----    ----     ----
Aggregate CDSC on Fund redemptions
  retained by CFD.......................     $4          $3       $7       (b)     $2

                                                     New York Fund
                                         -----------------------------------------------
                                                     Nine months
                                         Year ended     ended
                                         October 31, October 31, Years ended January 31,
                                         ----------- ----------- -----------------------
                                            2004       2003(a)   2003    2002    2001
                                         ----------- ----------- ----    ----    ----
Aggregate CDSC on Fund redemptions
  retained by CFD.......................     $6          $9      $10      $6      $0

--------
(a)Each Fund changed its fiscal year end from January 31 to October 31 in 2003.
(b)Rounds to less than one.

12b-1 Plan, CDSCs and Conversion of Shares

   The Funds each offer three classes of shares -- Class A, Class B and Class
C. Each Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) for each Fund pursuant to Rule 12b-1 under the Act. Under the Plan, each Fund pays CFD monthly a service fee at an annual rate of 0.10% of each Fund's net assets attributed to the outstanding shares of each class on December 1, 1994, and a service fee of 0.25% of the average daily net assets attributed to Class A, Class B and Class C shares issued thereafter. The Funds also pay CFD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to each Fund's Class B and Class C shares. CFD has voluntarily agreed to waive a portion of each Fund's Class C share distribution fee so that it does not exceed 0.45% annually. CFD may use the entire amount

                                       r
of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CFD's expenses, CFD may realize a profit from the fees.

   The Plan authorizes any other payments by the Funds to CFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of each Fund's shares.
   The Trustees believe the Plan could be a significant factor in the growth and retention of each Fund's assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of each Fund's shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

   Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC for periods up to six years after the purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs and initial sales charge are described in the Prospectus.

   No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

   A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

   Sales-related expenses (dollars in thousands) of CFD relating to the Funds for the fiscal year ended October 31, 2004 were:

                                                          California Fund        Connecticut Fund
                                                      ----------------------- -----------------------
                                                      Class A Class B Class C Class A Class B Class C
                                                      ------- ------- ------- ------- ------- -------
Fees to FSFs.........................................  $498    $115    $147    $292    $179    $176
Cost of sales material
  (including printing and mailing expenses)..........     7       1       2      10       2       3
Allocated travel, entertainment and other promotional
  expenses (including advertising)...................    15       2       5      20       3       5

                                                        Massachusetts Fund         New York Fund
                                                      ----------------------- -----------------------
                                                      Class A Class B Class C Class A Class B Class C
                                                      ------- ------- ------- ------- ------- -------
Fees to FSFs.........................................  $405    $164    $101    $181    $152     $83
Cost of sales material
  (including printing and mailing expenses)..........     9       2       4       5       2       7
Allocated travel, entertainment and other promotional
  expenses (including advertising)...................    18       4       8      10       3      14

                                       s

CUSTODIAN OF THE FUNDS

   State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2100, is the Funds' custodian. The Funds' custodian is responsible for safeguarding each Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

   PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Funds, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. For the New York Fund the financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing for the Funds. For the California Fund, Connecticut Fund and Massachusetts Fund the financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing for the Funds for the fiscal year ended October 31, 2004. For the period ended October 31, 2003 and prior, Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, served as the California Fund, the Connecticut Fund and the Massachusetts Funds' independent registered public accounting firm. The financial statements for the Funds incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports of Ernst & Young LLP for the period ended October 31, 2003, and for the years ended January 31, 2003, 2002, 2001 and 2000 given on the authority of said firm as experts in accounting and auditing.

                                       t

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

   The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I (formerly named Liberty Funds Trust I), Columbia Funds Trust II (formerly named Liberty Funds Trust II), Columbia Funds Trust III (formerly named Liberty Funds Trust III), Columbia Funds Trust IV (formerly named Liberty Funds Trust IV), Columbia Funds Trust V (formerly named Liberty Funds Trust V), Columbia Funds Trust VI (formerly named Liberty Funds Trust VI), Columbia Funds Trust VII (formerly named Liberty Funds Trust VII), Columbia Funds Trust VIII (formerly named Liberty-Stein Roe Funds Income Trust), Columbia Funds Trust IX (formerly named Liberty-Stein Roe Funds Municipal Trust) and Columbia Funds Trust XI (formerly named Liberty-Stein Roe Funds Investment Trust) (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information (SAI) to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

   Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

   In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

   A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

   Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

   In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

   Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

   Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

   The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

   The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

   The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

   The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

   Exchange-traded funds ("ETFs"). The Fund may invest in ETFs, which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

   ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

   The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities (Zeros)

   The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds (Steps)

   The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

   A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities

   The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

   Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

   Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

   Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

   U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

   Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

   Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

   Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

   Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

   Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

   In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

   Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

   Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

   To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

   SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

   Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

   The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

   The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

   There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

   Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

   Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

   The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

   Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

   The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

   Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

   Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

   The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

   The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

   The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

   In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

   The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a

REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

   Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

   The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

   Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

   Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

   The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

   In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

   The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

   Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

   The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

   The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

   The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

   If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

   Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

   Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

   Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

   Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

   When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

   The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

   If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

   A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

   Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

   Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

   Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

   A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

   Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

   Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

   Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

   Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

   Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

   A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

   Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

   The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

   Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

   As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

   The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

   Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

   To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

   In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

   Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

   There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

   Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

   Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

   Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

   The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

   Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

   The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

   Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions

   The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

   The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

   For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

   When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

   Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

   Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

   The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

   The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

   The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

   There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

   Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

   The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

   When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

   The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

   Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

   If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

   Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

   The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (1933 Act). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes,
(2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

   Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

   Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

   Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

   The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

   Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

   Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments

   Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

   Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

   Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

   Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

   American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

   The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

   In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

   Federal Taxes. Although it may be one of several series in a singe trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (Code). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

   To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004 (the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders on the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

   Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

   Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

   Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

   Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

   Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

   Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

   Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

   In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

   Distributions from Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

   Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

   Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

   A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

   Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

   Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

   Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

   Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

   Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

   Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

   Foreign Currency-Denominated Securities and Related Hedging
Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

   If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

   Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (I) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

   Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

   The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

   Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Tax-Managed Growth Fund)

   Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

   Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceed $11,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

   Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

   No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

   Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

   The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $22,000.

   The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

   If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $1.5 million in 2005, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (47% for gifts made in 2005) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes

   The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

   Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

   If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

   When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

   Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS

   The Advisor provides administrative and management services to the Funds. On April 1, 2003, Fleet Investment Advisors Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. (NPMI), merged into Columbia Management Advisors, Inc. Each of the four merging companies was a registered investment advisor and advised various Funds in the Fund Complex. The Advisor, located at 100 Federal Street, Boston, Massachusetts 02110, is a direct wholly owned subsidiary of Columbia Management Group, Inc. (Columbia), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor has been an investment advisor since 1969.

   In addition, immediately prior to the mergers described above and also on April 1, 2003, Newport Fund Management, Inc. (NFMI), a subsidiary of NPMI and a registered investment advisor that advised several Funds in the Fund Complex, merged into NPMI. As a result of NPMI's merger into the Advisor, the Advisor is now the Advisor to the Funds previously advised by NFMI.

Trustees and Officers (this section applies to all of the Funds)

   The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below.

                                                                                Number of
                                   Year First                                 Portfolios in
                                   Elected or                                     Fund
                                   Appointed                                     Complex
    Name, Address        Position      to         Principal Occupation(s)      Overseen by   Held Other
       and Age          with Funds Office/1/      During Past Five Years         Trustee    Directorships
    -------------       ---------- ----------     ----------------------      ------------- -------------
Disinterested Trustees

Douglas A. Hacker        Trustee      1996    Executive Vice President --          118          None
(Age 49)                                      Strategy of United Airlines
P.O. Box 66100                                (airline) since December, 2002
Chicago, IL 60666                             (formerly President of UAL
                                              Loyalty Services (airline) from
                                              September, 2001 to December,
                                              2002; Executive Vice President
                                              and Chief Financial Officer of
                                              United Airlines from March,
                                              1999 to September, 2001;
                                              Senior Vice President-Finance
                                              from March, 1993 to July,
                                              1999).

Janet Langford Kelly     Trustee      1996    Adjunct Professor of Law,            118          None
(Age 47)                                      Northwestern University, since
9534 W. Gull Lake Drive                       September, 2004; Private
Richland,                                     Investor since March, 2004
MI 49083-8530                                 (formerly Chief Administrative
                                              Officer and Senior Vice
                                              President, Kmart Holding
                                              Corporation (consumer goods),
                                              from September, 2003 to
                                              March, 2004; Executive Vice
                                              President-Corporate
                                              Development and
                                              Administration, General
                                              Counsel and Secretary, Kellogg
                                              Company (food manufacturer),
                                              from September, 1999 to
                                              August, 2003; Senior Vice
                                              President, Secretary and
                                              General Counsel, Sara Lee
                                              Corporation (branded,
                                              packaged, consumer-products
                                              manufacturer) from January,
                                              1995 to September, 1999).

                                                                                 Number of
                                  Year First                                   Portfolios in
                                  Elected or                                       Fund
                                  Appointed                                       Complex
    Name, Address       Position      to          Principal Occupation(s)       Overseen by   Held Other
       and Age         with Funds Office/1/       During Past Five Years          Trustee    Directorships
    -------------      ---------- ----------      ----------------------       ------------- -------------
Disinterested Trustees

Richard W. Lowry        Trustee      1995    Private Investor since August,       120/3/         None
(Age 68)                                     1987 (formerly Chairman and
10701 Charleston Drive                       Chief Executive Officer, U.S.
Vero Beach, FL 32963                         Plywood Corporation (building
                                             products manufacturer)).

Charles R. Nelson       Trustee      1981    Professor of Economics,               118           None
(Age 62)                                     University of Washington,
Department of                                since January, 1976; Ford and
Economics                                    Louisa Van Voorhis Professor
University of                                of Political Economy,
Washington                                   University of Washington,
Seattle, WA 98195                            since September, 1993
                                             (formerly Director, Institute for
                                             Economic Research, University
                                             of Washington from
                                             September, 2001 to June, 2003)
                                             Adjunct Professor of Statistics,
                                             University of Washington,
                                             since September, 1980;
                                             Associate Editor, Journal of
                                             Money Credit and Banking,
                                             since September, 1993;
                                             consultant on econometric and
                                             statistical matters.

John J. Neuhauser       Trustee      1985    Academic Vice President and         121/3,4/    Saucony, Inc.
(Age 61)                                     Dean of Faculties since August,                 (athletic
84 College Road                              1999, Boston College (formerly                  footwear)
Chestnut Hill, MA                            Dean, Boston College School
02467-3838                                   of Management from
                                             September, 1977 to September,
                                             1999).

Patrick J. Simpson      Trustee      2000    Partner, Perkins Coie L.L.P.          118           None
(Age 60)                                     (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland,
OR 97209-4128

Thomas E. Stitzel       Trustee      1998    Business Consultant since 1999        118           None
(Age 68)                                     (formerly Professor of Finance
2208 Tawny Woods                             from 1975 to 1999, College of
Place                                        Business, Boise State
Boise, ID 83706                              University); Chartered
                                             Financial Analyst.

                                                                                Number of
                                  Year First                                  Portfolios in
                                  Elected or                                      Fund
                                  Appointed                                      Complex
    Name, Address       Position      to         Principal Occupation(s)       Overseen by      Held Other
       and Age         with Funds Office/1/      During Past Five Years          Trustee       Directorships
    -------------      ---------- ----------     ----------------------       -------------    -------------
Disinterested Trustees

Thomas C. Theobald      Trustee      1996    Partner and Senior Advisor,            118     Anixter
(Age 67)/5/             and                  Chicago Growth Partners                        International
303 W. Madison          Chairman             (private equity investing) since               (network support
Suite 2500              of the               September, 2004 (formerly                      equipment
Chicago, IL 60606       Board                Managing Director, William                     distributor);
                                             Blair Capital Partners (private                Ventas, Inc. (real
                                             equity investing) from                         estate investment
                                             September, 1994 to September,                  trust); Jones Lang
                                             2004).                                         LaSalle (real estate
                                                                                            management
                                                                                            services) and
                                                                                            Ambac Financial
                                                                                            Group (financial
                                                                                            guaranty
                                                                                            insurance)

Anne-Lee Verville       Trustee      1998    Retired since 1997 (formerly          1194     Chairman of the
(Age 59)                                     General Manager, Global                        Board of
359 Stickney Hill Road                       Education Industry, IBM                        Directors, Enesco
Hopkinton, NH 03229                          Corporation (computer and                      Group, Inc.
                                             technology) from 1994 to                       (designer,
                                             1997).                                         importer and
                                                                                            distributor of
                                                                                            giftware and
                                                                                            collectibles)

Richard L. Woolworth    Trustee      1991    Retired since December 2003            118     Northwest
(Age 63)                                     (formerly Chairman and Chief                   Natural Gas Co.
100 S.W. Market Street                       Executive Officer, The Regence                 (natural gas
#1500                                        Group (regional health insurer);               service provider)
Portland, OR 97207                           Chairman and Chief Executive
                                             Officer, BlueCross BlueShield
                                             of Oregon; Certified Public
                                             Accountant, Arthur Young &
                                             Company)

Interested Trustee

William E. Mayer/2/     Trustee      1994    Partner, Park Avenue Equity         120/3/     Lee Enterprises
(Age 64)                                     Partners (private equity) since                (print media), WR
399 Park Avenue                              February, 1999 (formerly                       Hambrecht + Co.
Suite 3204                                   Partner, Development Capital                   (financial service
New York, NY 10022                           LLC from November 1996 to                      provider); Reader's
                                             February, 1999).                               Digest (publishing);
                                                                                            OPENFIELD
                                                                                            Solutions (retail
                                                                                            industry technology
                                                                                            provider)

--------
/1/ In October 2003, the trustees of the Liberty Funds and Stein Roe Funds (both as defined in Part 1 of this SAI) were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
/2/ Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
/3/ Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds (as defined in Part 1 of this SAI).
/4/ Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
/5 /Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

                                   Year First
                                   Elected or
    Name, Address      Position   Appointed to                   Principal Occupation(s)
       and Age        with Funds     Office                      During Past Five Years
    -------------     ----------  ------------                   ----------------------
Officers

Christopher L. Wilson President       2004     Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)                                       President of the Advisor since January, 2005; President of
One Financial Center                           the Columbia Funds, Liberty Funds and Stein Roe Funds
Boston, MA 02111                               since October, 2004; President and Chief Executive Officer of the Nations Funds since January, 2005; Senior Vice
                                               President of BACAP Distributors LLC since January,
                                               2005; Director of FIM Funding, Inc. since January, 2005;
                                               Senior Vice President of Columbia Funds Distributor, Inc.
                                               since January, 2005; Director of Columbia Funds Services,
                                               Inc. since January, 2005 (formerly President and Chief
                                               Executive Officer, CDC IXIS Asset Management Services,
                                               Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton  Treasurer       2000     Treasurer of the Columbia Funds since October, 2003 and of
(Age 40)                                       the Liberty Funds, Stein Roe Funds and All-Star Funds since
One Financial Center                           December, 2000; Vice President of the Advisor since April,
Boston, MA 02111                               2003 (formerly President of the Columbia Funds, Liberty
                                               Funds and Stein Roe Funds from February, 2004 to October,
                                               2004; Chief Accounting Officer and Controller of the Liberty
                                               Funds and All-Star Funds from February, 1998 to October,
                                               2000); Treasurer of the Galaxy Funds since September, 2002
                                               (formerly Treasurer from December, 2002 to December, 2004
                                               and President from February, 2004 to December, 2004 of the
                                               Columbia Management Multi-Strategy Hedge Fund, LLC;
                                               Vice President of Colonial Management Associates, Inc. from
                                               February, 1998 to October, 2000).

Mary Joan Hoene       Senior Vice     2004     Senior Vice President and Chief Compliance Officer of the
(Age 54)              President                Columbia Funds, Liberty Funds, Stein Roe Funds and All-
40 West 57th Street   and Chief                Star Funds since August, 2004 (formerly Partner, Carter,
New York, NY 10005    Compliance               Ledyard & Milburn LLP from January, 2001 to August,
                      Officer                  2004; Counsel, Carter, Ledyard & Milburn LLP from
                                               November, 1999 to December, 2000; Vice President and
                                               Counsel, Equitable Life Assurance Society of the United
                                               States from April, 1998 to November, 1999,).

                                 Year First
                                 Elected or
   Name, Address      Position  Appointed to                  Principal Occupation(s)
      and Age        with Funds    Office                     During Past Five Years
   -------------     ---------- ------------                  ----------------------
Officers

Michael G. Clarke    Chief          2004     Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)             Accounting              Funds, Stein Roe Funds and All-Star Funds since October,
One Financial Center Officer                 2004 (formerly Controller of the Columbia Funds, Liberty
Boston, MA 02111                             Funds, Stein Roe Funds and All-Star Funds from May,
                                             2004 to October, 2004; Assistant Treasurer from June,
                                             2002 to May, 2004; Vice President, Product Strategy &
                                             Development of the Liberty Funds and Stein Roe Funds
                                             from February, 2001 to June, 2002; Assistant Treasurer of
                                             the Liberty Funds, Stein Roe Funds and the All-Star Funds
                                             from August, 1999 to February, 2001; Audit Manager,
                                             Deloitte & Toche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman   Controller     2004     Controller of the Columbia Funds, Liberty Funds, Stein
(Age 35)                                     Roe Funds and All-Star Funds since October, 2004
One Financial Center                         (formerly Vice President of CDC IXIS Asset
Boston, MA 02111                             Management Services, Inc. and Deputy Treasurer of the
                                             CDC Nvest Funds and Loomis Sayles Funds from
                                             February, 2003 to September, 2004; Assistant Vice
                                             President of CDC IXIS Asset Management Services, Inc.
                                             and Assistant Treasurer of the CDC Nvest Funds from
                                             August, 2000 to February, 2003; Tax Manager of PFPC,
                                             Inc. from November, 1996 to August, 2000).

R. Scott Henderson   Secretary      2004     Secretary of the Columbia Funds, Liberty Funds and Stein
(Age 45)                                     Roe Funds since December, 2004 (formerly Of Counsel,
One Financial Center                         Bingham McCutchen from April, 2001 to September, 2004;
Boston, MA 02111                             Executive Director and General Counsel, Massachusetts
                                             Pension Reserves Investment Management Board from
                                             September, 1997 to March, 2001).

Trustee Positions

   As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

   In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

   The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

   The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds -- The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

   The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds -- Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds -- Portfolio Transactions."

   The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

   In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

   Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

   Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds. Mr. Neuhauser and Ms. Verville are also directors of Columbia Management Multi-Strategy Hedge Fund, LLC.

   The Trustees serve as trustees of all open-end Funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and members of Committees, except the Audit Committee, receive $1,500 for each committee meeting. The Audit Committee chair receives an annual retainer of $10,000 and each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

   The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 133 open-end and 10 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

   The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

   The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

   Under a Management Agreement (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

   The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. Columbia Funds Distributor, Inc. (formerly named Liberty Funds Distributor, Inc.) pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

   Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

       (a)providing office space, equipment and clerical personnel;

       (b)arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

       (c)preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

       (d)preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

       (e)coordinating and overseeing the activities of each Fund's other third-party service providers; and

       (f)maintaining certain books and records of each Fund.

   With respect to Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund), the Administration Agreement for these Funds provides that the Advisor will monitor compliance by the Fund with Rule 2a-7 under the 1940 Act and report to the Trustees from time to time with respect thereto. The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

   Pursuant to a Trust Services Agreement, CFS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CFS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

The Pricing and Bookkeeping Agreement

   The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

   Investment decisions. The Advisor acts as investment advisor to each of the Funds. The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

   Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

   The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

   It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

   Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

   The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

   The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

   The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

Principal Underwriter

   CFD is the principal underwriter of the Trust's shares. CFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

   CFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CFS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CFS or generally by 6 months' notice by CFS to the Fund. The agreement limits the liability of CFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CFS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CFS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CFS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CFS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CFS.

Code of Ethics

   The Funds, the Advisor, and CFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

   The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

   The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

   The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

   The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

   The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

   The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

   The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

   The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Management, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Management and its affiliates. The Fund's policies prohibit Columbia Management and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

   Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

   The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                            Frequency of
    Type of Fund       Information Provided  Disclosure  Date of Web Posting
    ------------       -------------------- ------------ -------------------
    Equity Funds          Full portfolio      Monthly        30 calendar
                          holdings                           days after
                          information.                       month-end.

    Fixed Income Funds    Full portfolio     Quarterly       60 calendar
                          holdings                           days after
                          information.                       quarter-end

   The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

   For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business date after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Funds Distributor, Inc. at the address listed on the cover of this SAI.

   A Fund, Columbia Management or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

   Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

   The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Management and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, and financial printers, which currently include R.R. Donnelly & Sons and Bowne & Co., Inc., and the Fund's proxy voting service, currently Alamo Direct Mail Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

   Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

   Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

   Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

   (The following two paragraphs are applicable only to Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund) and Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund))

   Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

   The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

   Amortized Cost for Money Market Funds (see "Amortized Cost for Money Market Funds" under "Information Concerning the Fund" in Part 1 of the SAI of Columbia Money Market Fund (formerly named Liberty Money Market Fund) and Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market
Fund) )

   Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

   Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

   See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

   The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

   The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank. Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

   The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CFD may from time to time reallow additional amounts to all or certain FSFs. CFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CFD for any up-front and/or ongoing commissions paid to FSFs.

   Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

   CFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CFS, provided the new FSF has a sales agreement with CFD.

   Shares credited to an account are transferable upon written instructions in good order to CFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CFS for deposit to your account.

   In addition to the commissions specified in a Fund's prospectus and this SAI, CFD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CFD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CFD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, CFD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

   In addition, CFD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

   CFD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
ADP Clearing
Advest
AEGON/Transamerica
AG Edwards
AIG Companies
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
AXA Advisors
Bank of America
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
Bysis Retirement
C N A Trust
Ceridian Retirement
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts

Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
First Union Bank of NC
Financial Data Services
Fleet Boston Financial
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hartford Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt

NFP Securities
Northeast Retirement Services
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
Unified Trust
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

   Please contact your FSF or intermediary for details about payments it may receive.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

   The following special purchase programs/investor services may be changed or eliminated at any time.

   Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least

$50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CFD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CFD.

   Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CFD in which you have a current balance of at least $5,000 into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

   Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

   An exchange is generally a capital sale transaction for federal income tax purposes.

   You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Funds Services, Inc. (formerly named Liberty Funds Services, Inc.) (CFS) P.O. Box 8081, Boston, MA 02266-8081.

   You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

   CFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

   Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CFD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares;
(ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

   The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

   Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

   The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

   The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

   Tax-Sheltered Retirement Plans (Retirement Plans). CFD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Management prototype plans offered through CFD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CFD.

   Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CFS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CFS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Management IRA Rollover account in any Fund distributed by CFD, or if the Retirement Plan maintains an omnibus account.

   Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

   Telephone Address Change Services. By calling CFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

   Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

   Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CFS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

   Rights of Accumulation (Class A, Class B and Class T shares only) (Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares). Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase of Class A, Class B or Class T shares with prior purchases of other funds distributed by CFD. The applicable sales charge is based on the combined total of:

1. the current purchase; and
2. the value at the public offering price at the close of business on the previous day of all funds' held by the shareholder.

   CFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CFS. A Fund may terminate or amend this Right of Accumulation.

   Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Statement of Intent may be backdated to reflect purchases within 90 days.

   During the term of a Statement, CFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

   If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to CFD the excess commission previously paid during the thirteen-month period.

   If the amount of the Statement is not purchased, the shareholder shall remit to CFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CFS will redeem that number of escrowed Class A, E or T shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

   Additional information about and the terms of Statements of Intent are available from your FSF, or from CFS at 1-800-345-6611.

   Reinstatement Privilege. Subject to the Fund's fund policy on trading of fund shares, an investor who has redeemed Class A, B, C or T shares (other than shares of the Columbia Newport Asia Pacific Fund (formerly named Liberty Newport Asia Pacific Fund), Columbia Newport Europe Fund (formerly named Liberty Newport Europe Fund), Columbia Newport Greater China Fund (formerly named Liberty Newport Greater China Fund), Columbia Global Equity Fund (formerly named Liberty Newport Global Equity Fund), Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund), Columbia International Equity Fund (formerly named Liberty International Equity Fund), Columbia European Thematic Equity Fund (formerly named Liberty European Thematic Equity Fund) and Columbia Global Thematic Equity Fund (formerly named Liberty Global Thematic Equity Fund) that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any Fund at the NAV next determined after CFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or CFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

   Privileges of Columbia Employees or Financial Service Firms (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain Funds). Class A shares of certain Funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CFD; and such persons' families and their beneficial accounts.

   Privileges of Columbia Acorn Funds (formerly named Liberty Acorn Funds) Shareholders. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by CFD, may purchase Class A shares of any fund distributed by CFD at NAV in those cases where a Columbia Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

   Fee-Based Compensation Arrangements. Class A, Class E and Class T shares (Class T shares can only be purchased by the shareholders of Liberty Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with CFD pursuant to which the Funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Initial Sales Charges (Class A and Class T Shares)

   Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

  .   Galaxy Fund shareholders prior to December 1, 1995; and

  . Shareholders who (i) purchased Galaxy Fund Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

   Class T share sales charges are waived for the following categories of investors:

  .   Galaxy Fund shareholders prior to December 1, 1995;

  . Shareholders who (i) purchased Galaxy Fund Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

  . Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

   Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

       1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform
           Transfers to Minors Act (UTMA) or other custodial account.
           If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services -- Systematic Withdrawal Plan."

       3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
           (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

       5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by the Advisor.

       6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Funds distributed by CFD for at least two years. CDSC is also waived for participant loans.

       7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

   The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

   Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

   To sell shares directly to the Fund, send a signed letter of instruction to CFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CFS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CFS for more information 1-800-345-6611.

   FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CFS and may charge for this service.

   Systematic Withdrawal Plan (SWP). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

   A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

   A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

   SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

   A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CFS will not be liable for any payment made in accordance with the provisions of a SWP.

   The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

   Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the NSCC.

   Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

   Checkwriting (in this section, the "Advisor" refers to Columbia Management Advisors, Inc. its capacity as the Advisor or Administrator of certain Funds) (Available only on the Class A and Z shares of certain Funds)

   Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CFS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

   Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

   Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

   The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

   Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                       REALLOWANCE TO
                                          REALLOWANCE TO DEALERS      DEALERS AS A % OF
                                         AS A % OF OFFERING PRICE      OFFERING PRICE
AMOUNT OF TRANSACTION                    PER SHARE -- BOND FUNDS  PER SHARE -- EQUITY FUNDS
---------------------                    ------------------------ -------------------------
Less than $50,000.......................           4.25                     5.00
$50,000 but less than $100,000..........           3.75                     3.75
$100,000 but less than $250,000.........           2.75                     2.75
$250,000 but less than $500,000.........           2.00                     2.00
$500,000 but less than $1,000,000.......           1.75                     1.75
$1,000,000 and over.....................           0.00                     0.00

   The appropriate reallowance to dealers will be paid by CFD to broker-dealer organizations which have entered into agreements with CFD. The reallowance to dealers may be changed from time to time.

   Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

   Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty
Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      None

   Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

   The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                   Through first year.........      5.50
                   Through second year........      5.00
                   Through third year.........      4.00
                   Through fourth year........      3.00
                   Through fifth year.........      2.00
                   Through sixth year.........      1.00
                   Through the seventh year...      None
                   Longer than seven years....      None

   If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

   Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

   The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

   Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- (i) eight years after the beginning of the calendar month in which the reinvestment occurred or

(ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

Information Applicable To Certain Class B Shareholders

   Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

   The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                                               % DEDUCTED WHEN
                 HOLDING PERIOD AFTER PURCHASE SHARES ARE SOLD
                 ----------------------------- ---------------
                     Through first year.......      5.00
                     Through second year......      4.00
                     Through third year.......      3.00
                     Through fourth year......      3.00
                     Through fifth year.......      2.00
                     Through sixth year.......      1.00
                     Longer than six years....      0.00

   Automatic conversion to Class A shares occurs eight years after purchase.

   The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

   Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

      Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

   Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

   Shares of some Funds that pay daily dividends (include Funds) will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends (exclude Funds) Columbia will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

How to Exchange Shares

   Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange Consult CFS before requesting an exchange.

   If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

   By calling CFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CFS may require customary additional documentation. Prospectuses of the other Funds are available from the CFD Literature Department by calling 1-800-426-3750.

   A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

   Consult your FSF or CFS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

   Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

   An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

   A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

   The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

   As described under the caption "Organization and History", the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

   At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

   The following descriptions are applicable to municipal bond funds:

   AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

   A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

   BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

   BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

   C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI rating is reserved for income bonds on which no interest is being paid.

   D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

   SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

   Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

   S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

   The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

   The following descriptions are applicable to equity and taxable bond funds:

   AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC bonds are currently highly vulnerable to nonpayment.

   C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

   D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

   Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

   Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

   A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

   Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

   Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

   VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1 Highest Quality
          Prime-2 Higher Quality
          Prime-3 High Quality

   If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

   The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                  FITCH INC.

Investment Grade Bond Ratings

   AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

   A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

   BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

   BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

   B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

                                  APPENDIX II

                  Columbia Management Advisors, Inc. ("CMA")
                     Proxy Voting Policies and Procedures
              Adopted July 1, 2003 and revised February 11, 2004

POLICY:

   All proxies for client securities for which Columbia Management Advisors, Inc. ("CMA") has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA's clients, including the CMG Family Funds/1/ and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

   CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA's clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

   CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I. ACCOUNT POLICIES

   Except as otherwise directed by the client, CMA shall vote as follows:

  Separately Managed Accounts

   CMA shall vote proxies on securities held in its separately managed accounts.

  Columbia Trust Company (CTC) Trust Pools

   CMA shall vote proxies on securities held in the trust pools.

  CMG Family Funds/CMA Fund Trust

   CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

  Columbia Private Portfolio

   CMA shall vote proxies on securities held in its separately managed accounts.

II. PROXY COMMITTEE

   CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio
--------
/1/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

   The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

      (b) semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

      (c) semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

      (d) development and modification of Voting Procedures as it deems appropriate or necessary.

   In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

   In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

   The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III. VOTING GUIDELINES

   In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions will be rejected.

A. The Proxy Committee has adopted the following guidelines for voting proxies:

  1. Matters Relating to the Board of Directors/Corporate Governance

   CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

  . However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

  . On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

  . Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

  .   Proposals to declassify boards.

  . Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

  . Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

  . Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

  . Proposals that restore shareholder ability to remove directors with or without cause.

  .   Proposals that encourage directors to own a minimum amount of stock.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  .   Proposals for the company to adopt confidential voting.

   CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

   CMA generally will vote AGAINST:

  .   Proposals to classify boards.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide only continuing directors may elect replacements to fill board vacancies.

  . Shareholder proposals that mandate a minimum amount of stock that directors must own.

  .   Shareholder proposals to limit the tenure of outside directors.

  2. Compensation

   CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

   CMA generally will vote FOR:

  . Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

  .   Shareholder proposals asking a company to expense stock options.

  .   Shareholder proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

   CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price.

  3. Capitalization

   CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  .   Proposals to reduce or change the par value of common stock.

  . Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

   CMA generally will vote AGAINST:

  . Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

  4. Mergers, Restructurings and Other Transactions

   CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

  5. Anti-Takeover Measures

   CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

   Poison Pills

  . CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  . CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

   Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company's ability to make greenmail payments.

   Supermajority vote

  . CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

  . CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

  6. Other Business Matters

   CMA generally will vote FOR

  . Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

  . Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

  .   Proposals to approve a change in the company's name.

  . Proposals to change the location of the company's principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

  . Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

   CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Authorization to transact other unidentified, substantive business at a meeting.

  . Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

  . Proposals authorizing the company's board of directors to adopt, amend or repeal bylaws without shareholder approval.

  .   Proposals to vote unmarked proxies in favor of management.

B. Ability to Vote Proxies Other than as Provided in A Above.

   A Portfolio Manager, sub-adviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

   The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C. Proposals Requiring Special Consideration

   The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

      1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

      2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

      3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

      4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

      5. Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

      6. Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

      7. Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

      8. Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

   If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

   The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

  . CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

  . Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                    THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                    You can vote your proxies over the Internet, by telephone or by fax - it's easy and confidential.

                    INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.

                    If you are voting by Internet, telephone or fax, you should NOT mail your proxy card.

                    Vote by Internet:

                    - Read the proxy statement and have your proxy card available.

                    - Go to https://vote.proxy-direct.com and follow the on screen directions.

                    Vote by Telephone:

                    - Read the proxy statement and have your proxy card available.

                    -    When you are ready to vote, call toll free
                         1-866-837-1888.

                    - Follow the recorded instructions provided to cast your vote.

                    Vote by Fax:

                    - Fax your executed proxy to us toll free at 1-888-796-9932 anytime.

                    If you have any questions or concerns, please call 1-866-348-1468 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p.m.

                    You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy in order for your votes to be counted.

                  Please detach at perforation before mailing.

                                                                           PROXY

                     NATIONS CALIFORNIA MUNICIPAL BOND FUND
                         A SERIES OF NATIONS FUNDS TRUST
          SPECIAL MEETING OF SHAREHOLDERS to be held September 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

                         VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-837-1888

                         Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         ------------------------------------------------------
                         Shareholder sign here
                         ------------------------------------------------------
                         Co-owner sign here
                         ------------------------------------------------------
                         Date                                         NCM_15356


        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!















                  Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

                                                          FOR   AGAINST  ABSTAIN

 1. To approve an Agreement and Plan of Reorganization    [ ]     [ ]      [ ]
    providing for (i) the sale of all of the assets of Nations California Municipal Bond Fund (the
    "Acquired Fund") to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia
    California Tax-Exempt Fund, a series of Columbia
    Funds Trust V (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

 MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [ ]

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                                                                       NCM_15356